UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23002

LATTICE STRATEGIES TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

a.

Hartford Multifactor ETFs
Annual Report
September 30, 2023

■ Hartford Disciplined US Equity ETF
■ Hartford Longevity Economy ETF
■ Hartford Multifactor Developed Markets (ex-US) ETF
■ Hartford Multifactor Diversified International ETF
■ Hartford Multifactor Emerging Markets ETF
■ Hartford Multifactor Small Cap ETF
■ Hartford Multifactor US Equity ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in Hartford Multifactor Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from October 1, 2022 through September 30, 2023.
Market Review
During the 12 months ended September 30, 2023, U.S. stocks, as measured by the S&P 500 Index,1 gained 21.62%. While the impressive performance for the period covered in this report certainly compares favorably to the negative results from the comparable year-ago period during which the S&P 500 Index lost 15.47%, the last 12 months were characterized by extreme market volatility and shifting sentiment over the direction of inflation, interest rates, and Federal Reserve (Fed) policy—as well as a brief but deeply troubling banking crisis.
As the period began, the markets were still digesting a brief message from Fed Chair Jerome Powell in late August 2022, warning investors of the Fed’s commitment to keep interest rates high for as long as necessary to battle rampant inflation—a message delivered in the wake of a brief midsummer stock-market rally. After Chair Powell’s statement, equities declined sharply.
In the months that followed, inflation rates—which peaked at 9.1% in June 2022—continued to decline, providing leeway for the Fed to slow the pace of interest-rate hikes from three-quarters of a percent to a quarter percent at regular intervals. Nonetheless, Fed Chair Powell’s consistent message that interest rates would remain “higher for longer” left investor sentiment unsettled as equities soared in January 2023 but pulled back in February 2023.
The March 2023 banking crisis involving the liquidation of Silicon Valley Bank and Signature Bank sparked fears of widespread financial instability that briefly shook market sentiment. Sensing fragility in the financial sector, the Fed used its June 2023 meeting to pause its rate hikes for a month. Fortuitously, the Consumer Price Index (CPI)2 report issued during the same month showed annual inflation had dropped to 3% (at the period’s end, the rate had risen to 3.7%).
Meanwhile, an unexpectedly positive forward-guidance report from chipmaker Nvidia helped kick off a surprise stock rally, lifting the value of many growth-oriented equities, particularly those linked to artificial intelligence technology. On Capitol Hill, a potentially catastrophic debt default by the U.S. was avoided near the Memorial Day holiday weekend with an agreement among lawmakers to suspend the nation’s debt limit through January 1, 2025, relieving a major source of market anxiety. Only four months later, as the current period was ending, a U.S. government shutdown was narrowly avoided when Congress agreed to a last-minute temporary plan to keep the government funded past the September 30 deadline.
As the final months of 2023 tick by, it remains unclear how soon the Fed might decide to end its campaign of rate increases or, indeed, whether the Fed’s policies will produce the hoped-for soft-landing scenario of low inflation and a moderate economic slowdown minus a recession. Sluggish equity-market performance during the final two months of the period covered in this report exposed a vein of continued uncertainty among investors. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Multifactor Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Multifactor ETFs
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Disciplined US Equity ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 11/16/2022 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. large cap equity securities.
Comparison of Change in Value of $10,000 Investment (11/16/2022 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Cumulative Total Returns
for the Period Ended 09/30/2023
Since Inception[1]
Disciplined US Equity ETF (NAV Return)	6.97%
Disciplined US Equity ETF (Market Price Return)	6.97%
Hartford Disciplined US Equity Index	7.14%
Russell 1000 Index (Gross)	9.68%

[1]	Inception: 11/16/2022
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 1000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.19%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

2

Hartford Disciplined US Equity ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Disciplined US Equity ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Disciplined US Equity Index (“LHDUSX” or the “Index”), which tracks the performance of large-cap exchange-traded U.S. equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by seeking balanced and consistent exposure across multiple risk factors at lower levels of volatility while controlling for active risk compared to a similar capitalization-weighted investment universe.
2) Serve as a core holding by delivering balanced and consistent exposures while remaining broadly diversified.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation, high momentum, high quality, and dividend yield investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 6.97% based on net asset value (“NAV”) from November 16, 2022 (the Fund’s inception date) through September 30, 2023, as compared to the Index, which returned 7.14% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors while controlling for active risk versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, high-quality, and dividend yield investment factors. The Fund underperformed the 9.68% return of the Index’s reference index, the Russell 1000 Index, for the since inception period starting November 16, 2022. The Fund’s smaller size exposure relative to the Russell 1000 Index detracted as smaller market capitalization stocks underperformed during the period. In addition, the Fund’s active exposure to lower volatility investments was a detractor from performance relative to the Russell 1000 Index, as large-cap equities generated strong positive returns and lower volatility stocks underperformed during the period. The Fund’s positive dividend yield exposure also detracted as higher dividend yield stocks underperformed.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. large-cap equity markets generated positive results over the trailing twelve-month period ending September 30, 2023, with the Russell 1000 Index returning 21.19% for the period. Over the period, stocks benefited from optimism on expectations that the Fed could scale back its aggressive pace of interest rate hikes as inflation showed signs of cooling after the core Consumer Price Index declined off the peak of 9.1% reached in June 2022. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by surging Treasury yields amid firming views that the Fed may keep interest rates elevated for a prolonged period.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Investments focused in a sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.8%
Consumer Discretionary	9.7
Consumer Staples	8.4
Energy	3.8
Financials	13.3
Health Care	12.9
Industrials	8.8
Information Technology	25.6
Materials	2.0
Real Estate	4.4
Utilities	2.2
Total	99.9%
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
3

Hartford Longevity Economy ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 03/16/2021 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Longevity Economy Index (LHLGEX) (the “Index”), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
Comparison of Change in Value of $10,000 Investment (03/16/2021 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2023
	1 Year	Since Inception[1]
Longevity Economy ETF (NAV Return)	15.57%	0.20%
Longevity Economy ETF (Market Price Return)	15.57%	0.20%
Hartford Longevity Economy Index	16.15%	0.64%
Russell 3000 Index (Gross)	20.46%	2.67%

[1]	Inception: 03/16/2021
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 3000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

4

Hartford Longevity Economy ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Longevity Economy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Longevity Economy Index (LHLGEX) (the “Index”), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Provide Top-Down Thematic Exposure by identifying a Longevity Economy opportunity set. Starting with the full investable U.S. equity universe, we seek to identify sub-industries that may benefit from the Longevity themes and the growth of the aging population.
2) Prudent Portfolio Construction and Risk Allocation through conviction-based industry and position size risk controls to help ensure significant top-down Longevity economy exposure to higher conviction sub-industries.
3) Enhance Return Potential by selecting companies in the Longevity economy opportunity set with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 15.57% based on net asset value (“NAV”) for the fiscal year ended September 30, 2023, as compared to the Index, which returned 16.15% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund invests in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents. Additionally, multifactor stock selection and a comprehensive risk framework are used to help achieve targeted characteristics, relative sector and size constraints, and positive exposures to value, momentum, and quality risk factors. The Fund underperformed the 20.46% return of the Index’s reference index, the Russell 3000 Index, for the twelve-month period. The Fund’s small size exposure was a significant detractor over the period as smaller market capitalization stocks underperformed. The Fund’s lower volatility exposure also detracted as equities generated strong positive performance during the period.  The Fund’s sector positioning relative to the Russell 3000 Index also overall detracted from performance, led by the Fund’s overweight to Healthcare and underweights in Industrials and Energy.
The Fund did not use derivatives during the period; therefore, derivatives had no impact on Fund performance.
U.S. equity markets generated positive results over the trailing twelve-month period ending September 30, 2023, with the Russell 3000 Index returning 20.46% for the period. Over the period, stocks benefited from optimism on expectations that the Fed could scale back its aggressive pace of interest rate hikes as inflation showed signs of cooling after the core Consumer Price Index declined off the peak of 9.1% reached in June 2022. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by surging Treasury yields amid firming views that the Fed may keep interest rates elevated for a prolonged period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • The Fund's focus on securities of issuers that are expected to benefit from providing goods and services that are needed by or attractive to the world's aging populations may affect the Fund's exposure to certain industries or types of investments. Certain investments in companies focused on longevity and aging solutions may be affected by government regulations or other factors. • Investments focused in an industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.8%
Consumer Discretionary	16.0
Consumer Staples	7.3
Financials	8.7
Health Care	22.1
Industrials	3.0
Information Technology	30.6
Real Estate	1.1
Utilities	1.3
Total	99.9%
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Multifactor Developed Markets (ex-US) ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2023
	1 Year	5 Years	Since Inception[1]
Multifactor Developed Markets (ex-US) ETF (NAV Return)	22.09%	1.13%	3.49%
Multifactor Developed Markets (ex-US) ETF (Market Price Return)	22.07%	1.04%	3.43%
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index	22.20%	1.25%	3.65%
MSCI World ex USA Index (Net)	24.00%	3.44%	3.71%

[1]	Inception: 02/25/2015
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The MSCI World ex USA Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

6

Hartford Multifactor Developed Markets (ex-US) ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Multifactor Developed Markets (ex-US) ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX) (the “Index”), which tracks the performance of companies located in major developed markets of Europe, Canada, and the Pacific Region.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across developed-market economies and potentially reducing individual country, currency, and individual company risks.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 22.09% based on net asset value (“NAV”) for the fiscal year ended September 30, 2023, as compared to the Index, which returned 22.20% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund underperformed the 24.00% return of the Index’s reference index, the MSCI World ex USA Index, for the twelve-month period. Positive active exposure to the value factor was a meaningful contributor to the Fund’s performance relative to the MSCI World ex USA Index, as developed international value stocks outperformed overall developed international stocks for the period. However, the Fund’s mix of active country exposures and sector weights collectively detracted from performance relative to the MSCI World ex USA Index causing overall Fund performance to lag the reference index.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
International developed equity markets generated positive results over the trailing twelve-month period ending September 30, 2023, with the MSCI World ex USA Index returning 24.00% for the period. Over the period, stocks benefited from milder inflation and optimism that some central banks could slow the pace of interest rate hikes as improvements in global supply chains helped ease inflation pressures. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by rising government bond yields amid the prospect of an extended period of high interest rates.
 Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Investments focused in a country, region, industry or group of industries may increase volatility and risk. • Mid-cap securities can have greater risks and volatility than large-cap securities.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.5%
Consumer Discretionary	9.3
Consumer Staples	10.5
Energy	4.0
Financials	18.9
Health Care	13.1
Industrials	14.9
Information Technology	6.0
Materials	7.1
Real Estate	4.2
Utilities	5.1
Total	98.6%
Short-Term Investments	1.5
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Multifactor Diversified International ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 05/10/2017 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.
Comparison of Change in Value of $10,000 Investment (05/10/2017 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2023
	1 Year	5 Years	Since Inception[1]
Multifactor Diversified International ETF (NAV Return)	23.49%	2.44%	3.78%
Multifactor Diversified International ETF (Market Price Return)	23.78%	2.25%	3.66%
Hartford Multifactor Diversified International Index	23.77%	—	2.65% [2]
MSCI ACWI ex USA Index (Net)	20.39%	2.58%	3.54%

[1]	Inception: 05/10/2017
[2]	The Hartford Multifactor Diversified International Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 11/06/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. (“Cboe BZX”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The MSCI ACWI ex USA Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
As a result of the sanctions imposed upon various Russian entities and persons as a result of the Russian invasion of Ukraine, a Russian security was removed from the Hartford Multifactor Diversified International Index effective March 9, 2022. Because of the direct and indirect effect of the sanctions and counter sanctions by Russia, which have collectively led to a lack of liquidity for Russian securities, the Fund’s investment in Russia, which was in the form of a depositary receipt, could not be sold. For this reason, the Fund continues to hold a position with exposure to Russia that is not included within the Hartford Multifactor Diversified International Index, which may affect the performance of the Fund relative to the index.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

8

Hartford Multifactor Diversified International ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Multifactor Diversified International ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Diversified International Index (“LRODEX” or the “Index”), which tracks the performance of companies located in both developed (ex-U.S.) and emerging markets.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across developed (excluding the U.S.) and emerging economies while balancing risk across sectors.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 23.49% based on net asset value (“NAV”) for the fiscal year ended September 30, 2023, as compared to the Index, which returned 23.77% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the 20.39% return of the Index’s reference index, the MSCI ACWI ex USA Index, for the twelve-month period. Positive active exposure to the value factor was a meaningful contributor to the Fund’s performance relative to the MSCI ACWI ex USA Index, as developed international and emerging market value stocks meaningfully outperformed overall developed international and emerging market stocks for the period.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
International equity markets generated positive results over the trailing twelve-month period ending September 30, 2023, with the MSCI ACWI ex USA Index returning 20.39% for the period. Over the period, stocks benefited from milder inflation and optimism that some central banks could slow the pace of interest rate hikes as improvements in global supply chains helped ease inflation pressures. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by rising government bond yields amid the prospect of an extended period of high interest rates.
 Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Investments focused in a particular country, region, industry or group of industries are subject to greater volatility and risk.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.2%
Consumer Discretionary	10.3
Consumer Staples	7.9
Energy	4.0
Financials	23.2
Health Care	11.2
Industrials	11.2
Information Technology	11.0
Materials	5.3
Real Estate	3.9
Utilities	4.2
Total	99.4%
Short-Term Investments	0.8
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Multifactor Emerging Markets ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2023
	1 Year	5 Years	Since Inception[1]
Multifactor Emerging Markets ETF (NAV Return)	22.39%	2.02%	1.11%
Multifactor Emerging Markets ETF (Market Price Return)	22.93%	2.00%	1.04%
Hartford Multifactor Emerging Markets Equity Index	23.57%	—	2.10% [2]
MSCI Emerging Markets Index (Net)	11.70%	0.55%	2.00%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Emerging Markets Equity Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The MSCI Emerging Markets Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
As a result of the sanctions imposed upon various Russian entities and persons as a result of the Russian invasion of Ukraine, Russian securities were removed from the Hartford Multifactor Emerging Markets Equity Index effective March 9, 2022. Because of the direct and indirect effect of the sanctions and counter sanctions by Russia, which have collectively led to a lack of liquidity for Russian securities, the Fund’s investments in Russia, which were in the form of depositary receipts, could not be sold. For this reason, the Fund continues to hold positions with exposure to Russia that are not included within the Hartford Multifactor Emerging Markets Equity Index, which may affect the performance of the Fund relative to the index.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

10

Hartford Multifactor Emerging Markets ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Multifactor Emerging Markets ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Emerging Markets Equity Index (“LROEMX” or the “Index”), which tracks the performance of companies located in the emerging markets of the world.
The Fund seeks to generate returns and reduce volatility by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by expanding the investment opportunity and seeking to harness emerging markets’ growth potential and allocating risk across countries while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by improving exposure to countries earlier in their growth cycle (beyond the largest emerging countries) as well as to companies tied more closely to local emerging economies.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 22.39% based on net asset value (“NAV”) for the fiscal year ended September 30, 2023, as compared to the Index, which returned 23.57% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the 11.70% return of the Index’s reference index, the MSCI Emerging Markets Index, for the twelve-month period. Positive active exposure to the value factor was a significant contributor to the Fund’s performance relative to the MSCI Emerging Markets Index as emerging market value stocks meaningfully outperformed overall emerging markets stocks for the period. The Fund’s mix of active country weights also contributed to overall performance as an underweight to Saudi Arabia and overweights in Turkey and Poland were top contributors to performance.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
Emerging-markets equities generated positive results over the trailing twelve-month period ending September 30, 2023, with the MSCI Emerging Markets Index returning 11.70% for the period. Over the period, stocks benefited from improving inflation outlooks and unwinding of COVID-19 restrictions in China and expectations of accelerated growth. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by rising government bond yields amid the prospect of an extended period of high interest rates.
 Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets and in particular geographic regions or countries. • Investments focused in a country, region, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.8%
Consumer Discretionary	12.3
Consumer Staples	5.7
Energy	6.3
Financials	23.8
Health Care	5.2
Industrials	6.2
Information Technology	20.0
Materials	6.1
Real Estate	2.6
Utilities	3.8
Total	99.8%
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

Hartford Multifactor Small Cap ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 03/23/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.
Comparison of Change in Value of $10,000 Investment (03/23/2015 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2023
	1 Year	5 Years	Since Inception[1]
Multifactor Small Cap ETF (NAV Return)	14.30%	5.07%	6.85%
Multifactor Small Cap ETF (Market Price Return)	14.19%	5.15%	6.85%
Hartford Multifactor Small Cap Index	14.72%	—	8.60% [2]
Russell 2000 Index (Gross)	8.93%	2.40%	5.56%

[1]	Inception: 03/23/2015
[2]	The Hartford Multifactor Small Cap Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 11/06/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 2000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.34%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

12

Hartford Multifactor Small Cap ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Multifactor Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Small Cap Index (“LROSCX” or the “Index”), which tracks the performance of small cap exchange-traded equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of small companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across sectors and potentially reducing individual company risks.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 14.30% based on net asset value (“NAV”) for the fiscal year ended September 30, 2023, as compared to the Index, which returned 14.72% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the sector level versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the 8.93% return of the Index’s reference index, the Russell 2000 Index, for the twelve-month period. Positive active exposure to the value factor was a significant contributor to the Fund’s performance relative to the Russell 2000 Index as small cap value stocks outperformed small cap stocks overall during that period. The Fund’s positive active exposure to the quality factor also contributed to performance as higher quality stocks outperformed during the period.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. small-cap equity markets generated positive results over the trailing twelve-month period ending September 30, 2023, with the Russell 2000 Index returning 8.93% for the period. Over the period, stocks benefited from optimism on expectations that the Fed could scale back its aggressive pace of interest rate hikes as inflation showed signs of cooling after the core Consumer Price Index declined off the peak of 9.1% reached in June 2022. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by surging Treasury yields amid firming views that the Fed may keep interest rates elevated for a prolonged period.
 Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Small cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Investments focused in a particular industry or group of industries are subject to greater market volatility risk.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.7%
Consumer Discretionary	13.8
Consumer Staples	6.2
Energy	2.3
Financials	15.5
Health Care	18.5
Industrials	16.6
Information Technology	10.2
Materials	7.1
Real Estate	4.9
Utilities	0.9
Total	99.7%
Short-Term Investments	0.2
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

Hartford Multifactor US Equity ETF
 Fund Overview
 September 30, 2023 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2023)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2023
	1 Year	5 Years	Since Inception[1]
Multifactor US Equity ETF (NAV Return)	16.10%	6.12%	7.72%
Multifactor US Equity ETF (Market Price Return)	16.03%	6.12%	7.72%
Hartford Multifactor Large Cap Index	16.32%	—	8.08% [2]
Russell 1000 Index (Gross)	21.19%	9.63%	10.34%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Large Cap Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 1000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.19%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2023.

14

Hartford Multifactor US Equity ETF
 Fund Overview – (continued)
 September 30, 2023 (Unaudited)

Manager Discussion
Hartford Multifactor US Equity ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Large Cap Index (“LROLCX” or the “Index”), which tracks the performance of large-cap exchange-traded U.S. equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by allocating capital deeper in the U.S. Large Cap Universe toward companies with more favorable risk/reward potential while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by providing diversified exposure across the U.S. Large Cap Universe, beyond mega-caps.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 16.10% based on net asset value (“NAV”) for the fiscal year ended September 30, 2023, as compared to the Index, which returned 16.32% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the sector and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund underperformed the 21.19% return of the Index’s reference index, the Russell 1000 Index, for the twelve-month period. The Fund’s lower volatility exposure was a significant detractor to performance relative to the Russell 1000 Index, as large-cap equities generated strong positive returns and lower volatility stocks underperformed during the period. The Fund’s smaller size exposure relative to the Russell 1000 Index also detracted as smaller market capitalization stocks underperformed.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. large-cap equity markets generated positive results over the trailing twelve-month period ending September 30, 2023, with the Russell 1000 Index returning 21.19% for the period. Over the period, stocks benefited from optimism on expectations that the Fed could scale back its aggressive pace of interest rate hikes as inflation showed signs of cooling after the core Consumer Price Index declined off the peak of 9.1% reached in June 2022. There was positive sentiment as risk of recession moderated on prospects of strong economic growth with a robust labor market, resilient consumer spending, and improved corporate earnings that bolstered investors. Following three consecutive positive quarters, stocks declined in the third quarter of 2023 pressured by surging Treasury yields amid firming views that the Fed may keep interest rates elevated for a prolonged period.
 Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Investments focused in an industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2023
Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.4%
Consumer Discretionary	9.5
Consumer Staples	8.3
Energy	3.2
Financials	11.1
Health Care	15.0
Industrials	11.4
Information Technology	25.1
Materials	2.7
Real Estate	2.8
Utilities	4.4
Total	99.9%
Short-Term Investments	0.2
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

15

Hartford Multifactor ETFs
Benchmark Glossary (Unaudited)

Hartford Disciplined US Equity Index seeks to enhance return potential available from investments in US large-cap equities through multifactor security selection to target balanced and consistent exposures across value, momentum and quality factors while seeking to enhance dividend yield, control for total active risk, and reduce volatility.
Hartford Longevity Economy Index seeks to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents and also exhibit a favorable combination of factor characteristics including valuation, momentum, and quality.
Hartford Multifactor Diversified International Index seeks to enhance return potential available from investment in developed market (excluding the US) and emerging market companies by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Emerging Markets Equity Index seeks to enhance return potential available from investment in emerging market companies by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Large Cap Index seeks to enhance return potential available from investment in the initial capitalization-weighted universe by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Small Cap Index seeks to enhance return potential available from investment in a capitalization-weighted universe of US small capitalization equities by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed market stocks located outside the US by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality while reducing volatility by up to fifteen-percent over a complete market cycle.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across emerging market countries.
MSCI World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets countries (excluding the US).
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
Russell 1000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell 2000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.

16

Hartford Multifactor ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2023 through September 30, 2023. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period April 1, 2023 through September 30, 2023	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period April 1, 2023 through September 30, 2023	Annualized expense ratio
Hartford Disciplined US Equity ETF	$ 1,000.00	$ 1,029.30	$ 0.97	$ 1,000.00	$ 1,024.12	$ 0.96	0.19%
Hartford Longevity Economy ETF	$ 1,000.00	$ 1,019.20	$ 2.23	$ 1,000.00	$ 1,022.86	$ 2.23	0.44%
Hartford Multifactor Developed Markets (ex-US) ETF	$ 1,000.00	$ 1,003.70	$ 1.46	$ 1,000.00	$ 1,023.61	$ 1.47	0.29%
Hartford Multifactor Diversified International ETF	$ 1,000.00	$ 1,028.60	$ 1.47	$ 1,000.00	$ 1,023.61	$ 1.47	0.29%
Hartford Multifactor Emerging Markets ETF	$ 1,000.00	$ 1,052.90	$ 2.26	$ 1,000.00	$ 1,022.86	$ 2.23	0.44%
Hartford Multifactor Small Cap ETF	$ 1,000.00	$ 1,016.00	$ 1.72	$ 1,000.00	$ 1,023.36	$ 1.72	0.34%
Hartford Multifactor US Equity ETF	$ 1,000.00	$ 1,016.50	$ 0.96	$ 1,000.00	$ 1,024.12	$ 0.96	0.19%
17

Hartford Disciplined US Equity ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Automobiles & Components - 2.2%
197	Autoliv, Inc.	$ 19,006
1,930	BorgWarner, Inc.	77,914
7,016	Ford Motor Co.	87,139
5,596	Gentex Corp.	182,094
5,751	Tesla, Inc.*	1,439,015
1,775	Thor Industries, Inc.	168,856
		1,974,024
	Banks - 3.5%
11,640	Bank of America Corp.	318,703
3,960	Citigroup, Inc.	162,875
11,303	JP Morgan Chase & Co.	1,639,161
30,233	New York Community Bancorp, Inc.	342,842
748	PNC Financial Services Group, Inc.	91,832
1,683	Popular, Inc.	106,046
7,849	Regions Financial Corp.	135,003
2,769	Truist Financial Corp.	79,221
7,080	Wells Fargo & Co.	289,289
		3,164,972
	Capital Goods - 5.9%
954	3M Co.	89,314
313	AGCO Corp.	37,022
3,531	BWX Technologies, Inc.	264,754
237	Caterpillar, Inc.	64,701
1,690	Cummins, Inc.	386,097
521	Deere & Co.	196,615
1,010	Eaton Corp. PLC	215,413
1,758	EMCOR Group, Inc.	369,866
1,400	EnerSys	132,538
3,109	Ferguson PLC	511,337
85	General Electric Co.	9,397
1,030	Hubbell, Inc.	322,812
175	Huntington Ingalls Industries, Inc.	35,802
66	Illinois Tool Works, Inc.	15,200
3,104	Lincoln Electric Holdings, Inc.	564,276
205	Lockheed Martin Corp.	83,837
5,615	MSC Industrial Direct Co., Inc. Class A	551,112
2,362	Mueller Industries, Inc.	177,528
160	Northrop Grumman Corp.	70,430
7,873	PACCAR, Inc.	669,363
345	Rockwell Automation, Inc.	98,625
1,375	Toro Co.	114,263
231	TransDigm Group, Inc.*	194,763
2,415	Vertiv Holdings Co.	89,838
237	Watts Water Technologies, Inc. Class A	40,958
		5,305,861
	Commercial & Professional Services - 1.8%
4,235	Booz Allen Hamilton Holding Corp.	462,759
264	Cintas Corp.	126,987
229	Clean Harbors, Inc.*	38,325
4,990	Copart, Inc.*	215,019
4,369	Robert Half, Inc.	320,160
3,749	Rollins, Inc.	139,950
1,302	Science Applications International Corp.	137,413
858	Verisk Analytics, Inc.	202,694
		1,643,307
	Consumer Discretionary Distribution & Retail - 4.5%
410	Academy Sports & Outdoors, Inc.	19,380
17,848	Amazon.com, Inc.*	2,268,838
732	AutoNation, Inc.*	110,825
2,288	Best Buy Co., Inc.	158,947
803	Dick's Sporting Goods, Inc.	87,190
1,223	Genuine Parts Co.	176,577
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Consumer Discretionary Distribution & Retail - 4.5% - (continued)
2,677	Home Depot, Inc.	$ 808,882
2,083	Lowe's Cos., Inc.	432,931
48	Pool Corp.	17,093
		4,080,663
	Consumer Durables & Apparel - 0.9%
655	Crocs, Inc.*	57,791
544	DR Horton, Inc.	58,464
1,132	Polaris, Inc.	117,886
3,675	Ralph Lauren Corp.	426,631
2,439	Skechers USA, Inc. Class A*	119,389
1,142	Tapestry, Inc.	32,832
454	Toll Brothers, Inc.	33,578
		846,571
	Consumer Services - 2.1%
2,269	Airbnb, Inc. Class A*	311,330
58	Booking Holdings, Inc.*	178,869
464	Boyd Gaming Corp.	28,225
40	Chipotle Mexican Grill, Inc.*	73,273
216	Choice Hotels International, Inc.	26,462
3,179	Darden Restaurants, Inc.	455,296
268	DoorDash, Inc. Class A*	21,298
1,025	Duolingo, Inc.*	170,017
1,264	McDonald's Corp.	332,988
1,678	Starbucks Corp.	153,151
171	Wingstop, Inc.	30,753
1,102	Yum! Brands, Inc.	137,684
		1,919,346
	Consumer Staples Distribution & Retail - 2.3%
11,490	Albertsons Cos., Inc. Class A	261,398
1,264	Casey's General Stores, Inc.	343,201
976	Costco Wholesale Corp.	551,401
7,788	Kroger Co.	348,513
1,213	Sprouts Farmers Market, Inc.*	51,916
3,320	Walmart, Inc.	530,968
		2,087,397
	Energy - 3.8%
686	APA Corp.	28,195
580	Cheniere Energy, Inc.	96,257
4,094	Chevron Corp.	690,330
188	Chord Energy Corp.	30,469
1,614	Civitas Resources, Inc.	130,524
3,860	ConocoPhillips	462,428
438	Coterra Energy, Inc.	11,848
473	Devon Energy Corp.	22,562
2,847	EOG Resources, Inc.	360,886
7,750	Exxon Mobil Corp.	911,245
2,280	Marathon Petroleum Corp.	345,055
368	Phillips 66	44,215
607	Pioneer Natural Resources Co.	139,337
430	Valero Energy Corp.	60,935
2,142	Williams Cos., Inc.	72,164
		3,406,450
	Equity Real Estate Investment Trusts (REITs) - 4.3%
2,180	Americold Realty Trust, Inc. REIT	66,294
1,567	AvalonBay Communities, Inc. REIT	269,117
2,032	Boston Properties, Inc. REIT	120,863
529	Equinix, Inc. REIT	384,192
11,214	Gaming & Leisure Properties, Inc. REIT	510,798
3,162	Iron Mountain, Inc. REIT	187,981
3,117	Lamar Advertising Co. Class A, REIT	260,176
21,201	Omega Healthcare Investors, Inc. REIT	703,025

The accompanying notes are an integral part of these financial statements.
18

Hartford Disciplined US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Equity Real Estate Investment Trusts (REITs) - 4.3% - (continued)
11,615	PotlatchDeltic Corp. REIT	$ 527,205
1,093	Public Storage REIT	288,027
205	Simon Property Group, Inc. REIT	22,146
3,523	Spirit Realty Capital, Inc. REIT	118,126
3,214	STAG Industrial, Inc. REIT	110,915
3,794	Weyerhaeuser Co. REIT	116,324
3,622	WP Carey, Inc. REIT	195,878
		3,881,067
	Financial Services - 7.6%
29,883	AGNC Investment Corp. REIT	282,096
5,366	Annaly Capital Management, Inc. REIT	100,935
5,225	Bank of New York Mellon Corp.	222,846
2,078	Berkshire Hathaway, Inc. Class B*	727,923
328	BlackRock, Inc.	212,049
253	Block, Inc.*	11,198
6,091	Cboe Global Markets, Inc.	951,475
1,506	CME Group, Inc.	301,531
1,535	Houlihan Lokey, Inc.	164,429
654	Interactive Brokers Group, Inc. Class A	56,610
2,370	Intercontinental Exchange, Inc.	260,747
2,126	Janus Henderson Group PLC	54,893
1,158	Mastercard, Inc. Class A	458,464
266	Moody's Corp.	84,101
614	Morgan Stanley	50,145
288	MSCI, Inc.	147,767
2,296	OneMain Holdings, Inc.	92,047
2,168	PayPal Holdings, Inc.*	126,741
13,456	Radian Group, Inc.	337,880
27,022	Rithm Capital Corp. REIT	251,034
35,114	Starwood Property Trust, Inc. REIT	679,456
162	State Street Corp.	10,848
4,885	T Rowe Price Group, Inc.	512,290
953	Tradeweb Markets, Inc. Class A	76,431
2,210	Visa, Inc. Class A	508,322
7,354	Western Union Co.	96,926
		6,779,184
	Food, Beverage & Tobacco - 4.6%
15,778	Altria Group, Inc.	663,465
5,083	Archer-Daniels-Midland Co.	383,360
3,342	Bunge Ltd.	361,772
696	Coca-Cola Co.	38,962
1,350	Hershey Co.	270,108
5,610	Ingredion, Inc.	552,024
2,795	Mondelez International, Inc. Class A	193,973
8,578	PepsiCo., Inc.	1,453,456
1,964	Philip Morris International, Inc.	181,827
		4,098,947
	Health Care Equipment & Services - 3.4%
5,634	Abbott Laboratories	545,653
238	Align Technology, Inc.*	72,666
1,314	AMN Healthcare Services, Inc.*	111,927
713	Becton Dickinson & Co.	184,332
1,560	Cardinal Health, Inc.	135,439
1,005	Cencora, Inc.	180,870
1,356	Dexcom, Inc.*	126,515
1,238	Doximity, Inc. Class A*	26,270
536	Haemonetics Corp.*	48,015
422	HCA Healthcare, Inc.	103,804
383	IDEXX Laboratories, Inc.*	167,474
228	McKesson Corp.	99,146
2,812	Medtronic PLC	220,348
2,020	Quest Diagnostics, Inc.	246,157
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Health Care Equipment & Services - 3.4% - (continued)
574	ResMed, Inc.	$ 84,877
1,178	UnitedHealth Group, Inc.	593,936
316	Veeva Systems, Inc. Class A*	64,290
		3,011,719
	Household & Personal Products - 1.5%
560	Colgate-Palmolive Co.	39,822
925	Kimberly-Clark Corp.	111,786
8,083	Procter & Gamble Co.	1,178,986
		1,330,594
	Insurance - 2.2%
3,618	Aflac, Inc.	277,682
196	Erie Indemnity Co. Class A	57,583
1,272	Fidelity National Financial, Inc.	52,534
614	First American Financial Corp.	34,685
4,757	Marsh & McLennan Cos., Inc.	905,257
9,910	Old Republic International Corp.	266,975
1,565	Travelers Cos., Inc.	255,580
2,875	Unum Group	141,421
		1,991,717
	Materials - 2.0%
176	Linde PLC	65,534
2,433	LyondellBasell Industries NV Class A	230,405
3,678	Packaging Corp. of America	564,757
1,187	Reliance Steel & Aluminum Co.	311,267
2,282	RPM International, Inc.	216,356
545	Sherwin-Williams Co.	139,002
4,420	Sonoco Products Co.	240,227
		1,767,548
	Media & Entertainment - 7.2%
1,861	Activision Blizzard, Inc.	174,245
22,630	Alphabet, Inc. Class A*	2,961,362
16,669	Comcast Corp. Class A	739,104
2,026	Electronic Arts, Inc.	243,930
4,209	Meta Platforms, Inc. Class A*	1,263,584
883	Netflix, Inc.*	333,421
3,037	New York Times Co. Class A	125,124
979	News Corp. Class A	19,639
90	Nexstar Media Group, Inc.	12,903
196	Omnicom Group, Inc.	14,598
3,023	Pinterest, Inc. Class A*	81,712
1,237	ROBLOX Corp. Class A*	35,824
116	Roku, Inc.*	8,188
2,857	Snap, Inc. Class A*	25,456
762	Take-Two Interactive Software, Inc.*	106,977
2,231	TKO Group Holdings, Inc.	187,538
1,176	Trade Desk, Inc. Class A*	91,904
		6,425,509
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
8,325	AbbVie, Inc.	1,240,925
202	Alnylam Pharmaceuticals, Inc.*	35,774
434	Amgen, Inc.	116,642
13,430	Bristol-Myers Squibb Co.	779,477
1,869	Danaher Corp.	463,699
829	Eli Lilly & Co.	445,281
297	Exact Sciences Corp.*	20,261
5,026	Exelixis, Inc.*	109,818
10,651	Gilead Sciences, Inc.	798,186
11,809	Johnson & Johnson	1,839,252
8,647	Merck & Co., Inc.	890,209
93	Moderna, Inc.*	9,606
18,814	Pfizer, Inc.	624,060

The accompanying notes are an integral part of these financial statements.
19

Hartford Disciplined US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5% - (continued)
500	Thermo Fisher Scientific, Inc.	$ 253,085
164	Vertex Pharmaceuticals, Inc.*	57,029
1,368	West Pharmaceutical Services, Inc.	513,287
2,027	Zoetis, Inc.	352,658
		8,549,249
	Real Estate Management & Development - 0.1%
1,021	Zillow Group, Inc. Class C*	47,129
	Semiconductors & Semiconductor Equipment - 6.4%
2,064	Advanced Micro Devices, Inc.*	212,220
78	Analog Devices, Inc.	13,657
2,073	Applied Materials, Inc.	287,007
1,593	Broadcom, Inc.	1,323,114
653	Diodes, Inc.*	51,483
559	KLA Corp.	256,391
310	Lam Research Corp.	194,299
455	Micron Technology, Inc.	30,954
4,573	NVIDIA Corp.	1,989,209
712	NXP Semiconductors NV	142,343
1,026	ON Semiconductor Corp.*	95,367
2,890	QUALCOMM, Inc.	320,963
1,206	Skyworks Solutions, Inc.	118,900
4,547	Texas Instruments, Inc.	723,018
		5,758,925
	Software & Services - 11.4%
2,253	Accenture PLC Class A	691,919
916	Adobe, Inc.*	467,068
4,255	Altair Engineering, Inc. Class A*	266,193
553	Bentley Systems, Inc. Class B	27,738
88	Cadence Design Systems, Inc.*	20,618
8,771	Cognizant Technology Solutions Corp. Class A	594,148
597	Crowdstrike Holdings, Inc. Class A*	99,926
2,212	Datadog, Inc. Class A*	201,491
6,383	Dolby Laboratories, Inc. Class A	505,917
7,483	DoubleVerify Holdings, Inc.*	209,150
7,209	Dropbox, Inc. Class A*	196,301
36	Fair Isaac Corp.*	31,267
441	HubSpot, Inc.*	217,192
2,167	International Business Machines Corp.	304,030
456	Intuit, Inc.	232,989
496	Manhattan Associates, Inc.*	98,039
13,977	Microsoft Corp.	4,413,238
486	MongoDB, Inc.*	168,088
2,316	Oracle Corp.	245,311
126	Palo Alto Networks, Inc.*	29,539
1,841	Procore Technologies, Inc.*	120,254
1,504	Salesforce, Inc.*	304,981
457	ServiceNow, Inc.*	255,445
1,640	Smartsheet, Inc. Class A*	66,354
1,166	Splunk, Inc.*	170,528
88	Synopsys, Inc.*	40,389
509	Workday, Inc. Class A*	109,359
1,552	Workiva, Inc.*	157,280
228	Zoom Video Communications, Inc. Class A*	15,946
		10,260,698
	Technology Hardware & Equipment - 7.8%
31,113	Apple, Inc.	5,326,857
211	Arrow Electronics, Inc.*	26,426
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.9% - (continued)
	Technology Hardware & Equipment - 7.8% - (continued)
8,206	Cisco Systems, Inc.		$ 441,154
957	Dell Technologies, Inc. Class C		65,937
3,637	Flex Ltd.*		98,126
3,461	HP, Inc.		88,948
2,981	Jabil, Inc.		378,259
526	Motorola Solutions, Inc.		143,198
6,526	National Instruments Corp.		389,080
619	NetApp, Inc.		46,970
			7,004,955
	Telecommunication Services - 1.6%
15,429	AT&T, Inc.		231,744
35,905	Verizon Communications, Inc.		1,163,681
			1,395,425
	Transportation - 1.1%
1,897	Expeditors International of Washington, Inc.		217,453
814	FedEx Corp.		215,645
948	Landstar System, Inc.		167,739
136	Ryder System, Inc.		14,545
4,325	Uber Technologies, Inc.*		198,907
1,284	United Parcel Service, Inc. Class B		200,137
			1,014,426
	Utilities - 2.2%
1,974	Consolidated Edison, Inc.		168,836
716	Constellation Energy Corp.		78,101
904	DTE Energy Co.		89,749
6,552	Edison International		414,676
1,120	National Fuel Gas Co.		58,139
4,644	NextEra Energy, Inc.		266,055
7,803	PG&E Corp.*		125,863
197	Pinnacle West Capital Corp.		14,515
6,278	Public Service Enterprise Group, Inc.		357,281
6,729	Southern Co.		435,501
			2,008,716
	Total Common Stocks (cost $90,492,035)		$ 89,754,399
	Total Investments (cost $90,492,035)	99.9%	$ 89,754,399
	Other Assets and Liabilities	0.1%	127,737
	Total Net Assets	100.0%	$ 89,882,136
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
20

Hartford Disciplined US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 1,974,024	$ 1,974,024	$ —	$ —
Banks	3,164,972	3,164,972	—	—
Capital Goods	5,305,861	5,305,861	—	—
Commercial & Professional Services	1,643,307	1,643,307	—	—
Consumer Discretionary Distribution & Retail	4,080,663	4,080,663	—	—
Consumer Durables & Apparel	846,571	846,571	—	—
Consumer Services	1,919,346	1,919,346	—	—
Consumer Staples Distribution & Retail	2,087,397	2,087,397	—	—
Energy	3,406,450	3,406,450	—	—
Equity Real Estate Investment Trusts (REITs)	3,881,067	3,881,067	—	—
Financial Services	6,779,184	6,779,184	—	—
Food, Beverage & Tobacco	4,098,947	4,098,947	—	—
Health Care Equipment & Services	3,011,719	3,011,719	—	—
Household & Personal Products	1,330,594	1,330,594	—	—
Insurance	1,991,717	1,991,717	—	—
Materials	1,767,548	1,767,548	—	—
Media & Entertainment	6,425,509	6,425,509	—	—
Pharmaceuticals, Biotechnology & Life Sciences	8,549,249	8,549,249	—	—
Real Estate Management & Development	47,129	47,129	—	—
Semiconductors & Semiconductor Equipment	5,758,925	5,758,925	—	—
Software & Services	10,260,698	10,260,698	—	—
Technology Hardware & Equipment	7,004,955	7,004,955	—	—
Telecommunication Services	1,395,425	1,395,425	—	—
Transportation	1,014,426	1,014,426	—	—
Utilities	2,008,716	2,008,716	—	—
Total	$ 89,754,399	$ 89,754,399	$ —	$ —

(1)	For the period ended September 30, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
21

Hartford Longevity Economy ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Automobiles & Components - 1.9%
2,265	Ford Motor Co.	$ 28,131
858	General Motors Co.	28,288
160	Gentex Corp.	5,206
180	Patrick Industries, Inc.	13,511
497	Thor Industries, Inc.	47,280
652	Winnebago Industries, Inc.	38,762
		161,178
	Banks - 3.6%
1,185	Bank of America Corp.	32,445
1,212	Citigroup, Inc.	49,849
56	City Holding Co.	5,060
8	First Citizens BancShares, Inc. Class A	11,041
45	Huntington Bancshares, Inc.	468
245	International Bancshares Corp.	10,618
503	JP Morgan Chase & Co.	72,945
95	M&T Bank Corp.	12,013
1,955	New York Community Bancorp, Inc.	22,170
829	OFG Bancorp	24,754
34	Pathward Financial, Inc.	1,567
105	PNC Financial Services Group, Inc.	12,891
121	Popular, Inc.	7,624
925	Regions Financial Corp.	15,910
652	Wells Fargo & Co.	26,641
		305,996
	Capital Goods - 2.6%
46	3M Co.	4,307
299	BWX Technologies, Inc.	22,419
64	Curtiss-Wright Corp.	12,520
100	General Dynamics Corp.	22,097
282	General Electric Co.	31,175
20	Honeywell International, Inc.	3,695
701	Howmet Aerospace, Inc.	32,421
29	Huntington Ingalls Industries, Inc.	5,933
65	Lockheed Martin Corp.	26,582
52	Northrop Grumman Corp.	22,890
102	Parsons Corp.*	5,544
32	TransDigm Group, Inc.*	26,980
		216,563
	Consumer Discretionary Distribution & Retail - 7.6%
470	Amazon.com, Inc.*	59,746
320	Best Buy Co., Inc.	22,230
202	Buckle, Inc.	6,745
146	Dick's Sporting Goods, Inc.	15,853
155	Dillard's, Inc. Class A	51,276
1,325	eBay, Inc.	58,419
195	Home Depot, Inc.	58,921
855	Kohl's Corp.	17,921
291	Lowe's Cos., Inc.	60,482
3,911	Macy's, Inc.	45,407
3,461	Nordstrom, Inc.	51,707
511	Ollie's Bargain Outlet Holdings, Inc.*	39,439
295	Ross Stores, Inc.	33,320
617	TJX Cos., Inc.	54,839
113	Tractor Supply Co.	22,945
631	Upbound Group, Inc.	18,583
73	Williams-Sonoma, Inc.	11,344
33	Winmark Corp.	12,313
		641,490
	Consumer Durables & Apparel - 3.4%
31	Deckers Outdoor Corp.*	15,937
363	DR Horton, Inc.	39,012
92	Garmin Ltd.	9,678
20	Helen of Troy Ltd.*	2,331
217	KB Home	10,043
297	La-Z-Boy, Inc.	9,171
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Consumer Durables & Apparel - 3.4% - (continued)
318	Lennar Corp. Class A	$ 35,689
10	Lululemon Athletica, Inc.*	3,856
114	M/I Homes, Inc.*	9,581
180	MDC Holdings, Inc.	7,421
554	Newell Brands, Inc.	5,003
7	NVR, Inc.*	41,743
91	Polaris, Inc.	9,477
561	PulteGroup, Inc.	41,542
239	Ralph Lauren Corp.	27,745
53	Skechers USA, Inc. Class A*	2,594
105	Sturm Ruger & Co., Inc.	5,473
156	Toll Brothers, Inc.	11,538
31	Whirlpool Corp.	4,145
		291,979
	Consumer Services - 3.1%
18	Booking Holdings, Inc.*	55,511
164	Boyd Gaming Corp.	9,976
277	Darden Restaurants, Inc.	39,672
106	Expedia Group, Inc.*	10,925
83	Grand Canyon Education, Inc.*	9,701
82	Hilton Worldwide Holdings, Inc.	12,315
105	Marriott International, Inc. Class A	20,639
103	McDonald's Corp.	27,134
120	Monarch Casino & Resort, Inc.	7,452
85	Perdoceo Education Corp.	1,454
268	Red Rock Resorts, Inc. Class A	10,988
80	Starbucks Corp.	7,302
29	Texas Roadhouse, Inc.	2,787
43	Vail Resorts, Inc.	9,541
317	Yum! Brands, Inc.	39,606
		265,003
	Consumer Staples Distribution & Retail - 3.5%
1,640	Albertsons Cos., Inc. Class A	37,310
56	Casey's General Stores, Inc.	15,205
89	Costco Wholesale Corp.	50,281
115	Dollar Tree, Inc.*	12,242
36	Ingles Markets, Inc. Class A	2,712
1,080	Kroger Co.	48,330
349	PriceSmart, Inc.	25,976
276	Sysco Corp.	18,230
65	Target Corp.	7,187
450	Walgreens Boots Alliance, Inc.	10,008
450	Walmart, Inc.	71,969
		299,450
	Equity Real Estate Investment Trusts (REITs) - 1.1%
259	Apple Hospitality, Inc. REIT	3,973
7	AvalonBay Communities, Inc. REIT	1,202
632	Host Hotels & Resorts, Inc. REIT	10,156
482	Iron Mountain, Inc. REIT	28,655
222	Omega Healthcare Investors, Inc. REIT	7,361
92	Simon Property Group, Inc. REIT	9,939
113	Tanger Factory Outlet Centers, Inc. REIT	2,554
177	Ventas, Inc. REIT	7,457
86	VICI Properties, Inc. REIT	2,503
212	Welltower, Inc. REIT	17,367
		91,167
	Financial Services - 3.9%
15	American Express Co.	2,238
19	Ameriprise Financial, Inc.	6,264
443	Artisan Partners Asset Management, Inc. Class A	16,577
256	Bank of New York Mellon Corp.	10,918
100	Berkshire Hathaway, Inc. Class B*	35,030
30	BlackRock, Inc.	19,395
257	Capital One Financial Corp.	24,942
22	CME Group, Inc.	4,405

The accompanying notes are an integral part of these financial statements.
22

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Financial Services - 3.9% - (continued)
121	Evercore, Inc. Class A	$ 16,683
64	FirstCash Holdings, Inc.	6,424
114	Goldman Sachs Group, Inc.	36,887
146	Houlihan Lokey, Inc.	15,639
93	Intercontinental Exchange, Inc.	10,232
240	Jackson Financial, Inc. Class A	9,173
335	Janus Henderson Group PLC	8,650
58	Moody's Corp.	18,338
280	Morgan Stanley	22,868
109	Nelnet, Inc. Class A	9,736
682	PROG Holdings, Inc.*	22,649
196	Raymond James Financial, Inc.	19,684
152	SEI Investments Co.	9,155
71	T Rowe Price Group, Inc.	7,446
		333,333
	Food, Beverage & Tobacco - 2.0%
158	Cal-Maine Foods, Inc.	7,650
195	Coca-Cola Co.	10,916
14	Coca-Cola Consolidated, Inc.	8,908
42	General Mills, Inc.	2,688
105	Hershey Co.	21,008
234	John B Sanfilippo & Son, Inc.	23,119
267	Kellogg Co.	15,889
76	McCormick & Co., Inc.	5,749
344	Mondelez International, Inc. Class A	23,874
345	Monster Beverage Corp.*	18,268
188	PepsiCo., Inc.	31,855
		169,924
	Health Care Equipment & Services - 11.9%
362	Abbott Laboratories	35,060
234	AMN Healthcare Services, Inc.*	19,932
131	Becton Dickinson & Co.	33,867
726	Boston Scientific Corp.*	38,333
630	Cardinal Health, Inc.	54,697
339	Cencora, Inc.	61,010
196	Centene Corp.*	13,500
25	Chemed Corp.	12,992
89	Cigna Group	25,460
91	Cooper Cos., Inc.	28,939
41	CorVel Corp.*	8,063
158	CVS Health Corp.	11,032
106	Elevance Health, Inc.	46,154
209	Encompass Health Corp.	14,036
39	Haemonetics Corp.*	3,494
243	HCA Healthcare, Inc.	59,773
113	Henry Schein, Inc.*	8,390
387	Hologic, Inc.*	26,858
83	Humana, Inc.	40,381
76	IDEXX Laboratories, Inc.*	33,233
123	Intuitive Surgical, Inc.*	35,952
183	Laboratory Corp. of America Holdings	36,792
122	McKesson Corp.	53,052
316	Medtronic PLC	24,762
130	Molina Healthcare, Inc.*	42,626
615	NextGen Healthcare, Inc.*	14,594
1,082	Patterson Cos., Inc.	32,070
32	Penumbra, Inc.*	7,741
133	Quest Diagnostics, Inc.	16,207
138	ResMed, Inc.	20,406
17	STERIS PLC	3,730
130	Stryker Corp.	35,525
110	UnitedHealth Group, Inc.	55,461
28	Veeva Systems, Inc. Class A*	5,697
397	Zimmer Biomet Holdings, Inc.	44,551
		1,004,370
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Household & Personal Products - 1.8%
409	BellRing Brands, Inc.*	$ 16,863
286	Church & Dwight Co., Inc.	26,206
52	Clorox Co.	6,815
409	Colgate-Palmolive Co.	29,084
35	Inter Parfums, Inc.	4,702
273	Kimberly-Clark Corp.	32,992
265	Procter & Gamble Co.	38,653
		155,315
	Insurance - 1.2%
516	Aflac, Inc.	39,603
86	American International Group, Inc.	5,212
140	Arch Capital Group Ltd.*	11,159
45	Argo Group International Holdings Ltd.	1,343
3	Markel Group, Inc.*	4,417
645	Old Republic International Corp.	17,376
79	Principal Financial Group, Inc.	5,694
37	Travelers Cos., Inc.	6,042
177	Unum Group	8,707
		99,553
	Media & Entertainment - 9.6%
14	Activision Blizzard, Inc.	1,311
645	Alphabet, Inc. Class A*	84,405
77	Atlanta Braves Holdings, Inc. Class C*	2,751
4,471	Cargurus, Inc.*	78,332
3,514	Cars.com, Inc.*	59,246
25	Charter Communications, Inc. Class A*	10,995
1,309	Comcast Corp. Class A	58,041
353	Electronic Arts, Inc.	42,501
2,435	Eventbrite, Inc. Class A*	24,009
423	Fox Corp. Class A	13,198
637	IAC, Inc.*	32,098
139	Madison Square Garden Sports Corp.	24,506
373	Match Group, Inc.*	14,612
293	Meta Platforms, Inc. Class A*	87,962
98	Netflix, Inc.*	37,005
109	New York Times Co. Class A	4,491
187	News Corp. Class A	3,751
2,255	Pinterest, Inc. Class A*	60,953
649	Shutterstock, Inc.	24,694
499	TKO Group Holdings, Inc.	41,946
554	TripAdvisor, Inc.*	9,185
1,939	Yelp, Inc.*	80,643
190	Ziff Davis, Inc.*	12,101
		808,736
	Pharmaceuticals, Biotechnology & Life Sciences - 10.2%
59	10X Genomics, Inc. Class A*	2,434
243	AbbVie, Inc.	36,222
196	Agilent Technologies, Inc.	21,917
132	Amgen, Inc.	35,476
372	Amphastar Pharmaceuticals, Inc.*	17,108
164	Biogen, Inc.*	42,150
949	Bristol-Myers Squibb Co.	55,080
84	Bruker Corp.	5,233
87	Corcept Therapeutics, Inc.*	2,370
91	Danaher Corp.	22,577
1,411	Dynavax Technologies Corp.*	20,840
144	Eli Lilly & Co.	77,347
126	Exact Sciences Corp.*	8,596
579	Exelixis, Inc.*	12,651
722	Gilead Sciences, Inc.	54,107
183	Horizon Therapeutics PLC*	21,171
94	IQVIA Holdings, Inc.*	18,495
400	Johnson & Johnson	62,300
59	Medpace Holdings, Inc.*	14,286
636	Merck & Co., Inc.	65,476

The accompanying notes are an integral part of these financial statements.
23

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.2% - (continued)
22	Mettler-Toledo International, Inc.*	$ 24,378
1,426	Pfizer, Inc.	47,300
63	Prestige Consumer Healthcare, Inc.*	3,603
28	Regeneron Pharmaceuticals, Inc.*	23,043
49	Thermo Fisher Scientific, Inc.	24,802
150	Vertex Pharmaceuticals, Inc.*	52,161
1,997	Viatris, Inc.	19,690
80	West Pharmaceutical Services, Inc.	30,017
249	Zoetis, Inc.	43,321
		864,151
	Semiconductors & Semiconductor Equipment - 7.9%
90	Advanced Micro Devices, Inc.*	9,254
345	Allegro MicroSystems, Inc.*	11,019
253	Analog Devices, Inc.	44,298
92	Broadcom, Inc.	76,413
274	Diodes, Inc.*	21,602
644	Intel Corp.	22,894
28	MACOM Technology Solutions Holdings, Inc.*	2,284
104	Marvell Technology, Inc.	5,630
699	Microchip Technology, Inc.	54,557
327	Micron Technology, Inc.	22,246
37	Monolithic Power Systems, Inc.	17,094
86	NVIDIA Corp.	37,409
314	NXP Semiconductors NV	62,775
507	ON Semiconductor Corp.*	47,126
315	Power Integrations, Inc.	24,038
60	Qorvo, Inc.*	5,728
500	QUALCOMM, Inc.	55,530
242	Rambus, Inc.*	13,501
412	Skyworks Solutions, Inc.	40,619
758	SMART Global Holdings, Inc.*	18,457
422	Texas Instruments, Inc.	67,102
82	Universal Display Corp.	12,873
		672,449
	Software & Services - 12.5%
2,444	A10 Networks, Inc.	36,733
3,475	Adeia, Inc.	37,113
57	Adobe, Inc.*	29,064
60	ANSYS, Inc.*	17,853
5	Appfolio, Inc. Class A*	913
123	Cadence Design Systems, Inc.*	28,819
1,077	CommVault Systems, Inc.*	72,816
22	Crowdstrike Holdings, Inc. Class A*	3,683
847	Dolby Laboratories, Inc. Class A	67,133
823	Dropbox, Inc. Class A*	22,410
71	Fair Isaac Corp.*	61,666
1,087	Fortinet, Inc.*	63,785
34	HubSpot, Inc.*	16,745
343	InterDigital, Inc.	27,522
27	Intuit, Inc.	13,796
73	Manhattan Associates, Inc.*	14,429
224	Microsoft Corp.	70,728
237	N-able, Inc.*	3,057
612	Oracle Corp.	64,823
111	Palantir Technologies, Inc. Class A*	1,776
148	Palo Alto Networks, Inc.*	34,697
676	Progress Software Corp.	35,544
68	PTC, Inc.*	9,634
88	Qualys, Inc.*	13,425
82	Roper Technologies, Inc.	39,711
107	Salesforce, Inc.*	21,698
83	ServiceNow, Inc.*	46,394
56	Synopsys, Inc.*	25,702
949	Teradata Corp.*	42,724
213	VeriSign, Inc.*	43,139
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.9% - (continued)
	Software & Services - 12.5% - (continued)
450	VMware, Inc. Class A*		$ 74,916
87	Workday, Inc. Class A*		18,692
			1,061,140
	Technology Hardware & Equipment - 10.2%
392	Apple, Inc.		67,114
218	Arrow Electronics, Inc.*		27,302
860	Avnet, Inc.		41,443
35	CDW Corp.		7,062
1,081	Dell Technologies, Inc. Class C		74,481
185	Flex Ltd.*		4,991
4,105	Hewlett Packard Enterprise Co.		71,304
2,424	HP, Inc.		62,297
65	Insight Enterprises, Inc.*		9,458
2,197	IonQ, Inc.*		32,691
386	Jabil, Inc.		48,980
946	NetApp, Inc.		71,783
1,918	Pure Storage, Inc. Class A*		68,319
913	Seagate Technology Holdings PLC		60,212
261	Super Micro Computer, Inc.*		71,571
320	TE Connectivity Ltd.		39,530
1,007	Western Digital Corp.*		45,949
3,522	Xerox Holdings Corp.		55,260
			859,747
	Telecommunication Services - 0.2%
40	T-Mobile U.S., Inc.*		5,602
426	Verizon Communications, Inc.		13,807
			19,409
	Transportation - 0.4%
662	Uber Technologies, Inc.*		30,445
	Utilities - 1.3%
15	Atmos Energy Corp.		1,589
112	Consolidated Edison, Inc.		9,579
76	Constellation Energy Corp.		8,290
258	Edison International		16,329
18	Entergy Corp.		1,665
253	Exelon Corp.		9,561
1,761	PG&E Corp.*		28,405
440	PPL Corp.		10,366
95	Public Service Enterprise Group, Inc.		5,407
247	Southern Co.		15,986
			107,177
	Total Common Stocks (cost $8,411,760)		$ 8,458,575
	Total Investments (cost $8,411,760)	99.9%	$ 8,458,575
	Other Assets and Liabilities	0.1%	6,053
	Total Net Assets	100.0%	$ 8,464,628
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
24

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2023

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 161,178	$ 161,178	$ —	$ —
Banks	305,996	305,996	—	—
Capital Goods	216,563	216,563	—	—
Consumer Discretionary Distribution & Retail	641,490	641,490	—	—
Consumer Durables & Apparel	291,979	291,979	—	—
Consumer Services	265,003	265,003	—	—
Consumer Staples Distribution & Retail	299,450	299,450	—	—
Equity Real Estate Investment Trusts (REITs)	91,167	91,167	—	—
Financial Services	333,333	333,333	—	—
Food, Beverage & Tobacco	169,924	169,924	—	—
Health Care Equipment & Services	1,004,370	1,004,370	—	—
Household & Personal Products	155,315	155,315	—	—
Insurance	99,553	99,553	—	—
Media & Entertainment	808,736	808,736	—	—
Pharmaceuticals, Biotechnology & Life Sciences	864,151	864,151	—	—
Semiconductors & Semiconductor Equipment	672,449	672,449	—	—
Software & Services	1,061,140	1,061,140	—	—
Technology Hardware & Equipment	859,747	859,747	—	—
Telecommunication Services	19,409	19,409	—	—
Transportation	30,445	30,445	—	—
Utilities	107,177	107,177	—	—
Total	$ 8,458,575	$ 8,458,575	$ —	$ —

(1)	For the year ended September 30, 2023, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
25

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Australia - 10.2%
447,111	AGL Energy Ltd.	$ 3,096,307
138,287	Ampol Ltd.	3,016,664
389,468	ANZ Group Holdings Ltd.	6,449,964
1,280,708	Aurizon Holdings Ltd.	2,884,725
364,605	Bendigo & Adelaide Bank Ltd.	2,101,372
223,249	BHP Group Ltd.	6,375,756
458,002	BlueScope Steel Ltd.	5,746,356
464,051	Brambles Ltd.	4,288,818
16,426	Cochlear Ltd.	2,706,734
863,469	Coles Group Ltd.	8,671,320
231,718	Dexus REIT	1,091,721
128,858	EBOS Group Ltd.	2,647,912
1,278,085	Endeavour Group Ltd.	4,347,096
351,658	Fortescue Metals Group Ltd.	4,748,004
593,871	Glencore PLC	3,406,066
678,305	GPT Group REIT	1,707,334
810,030	Harvey Norman Holdings Ltd.(1)	2,023,210
167,803	Iluka Resources Ltd.	831,744
2,725,784	Incitec Pivot Ltd.	5,523,953
586,521	Insurance Australia Group Ltd.	2,150,110
168,295	JB Hi-Fi Ltd.	4,933,410
765,932	Medibank Pvt Ltd.	1,700,504
953,605	Mirvac Group REIT	1,310,922
1,627,102	New Hope Corp. Ltd.	6,668,335
112,598	Newcrest Mining Ltd.	1,781,886
33,303	Pro Medicus Ltd.	1,792,364
74,635	Rio Tinto PLC	4,713,293
377,000	Sonic Healthcare Ltd.	7,250,809
2,214,034	South32 Ltd.	4,844,097
2,391,591	Stockland REIT	6,050,648
179,136	Technology One Ltd.	1,793,179
2,394,537	Telstra Group Ltd.	5,949,920
897,026	Viva Energy Group Ltd.(2)	1,736,821
57,437	Washington H Soul Pattinson & Co. Ltd.	1,208,106
159,922	Wesfarmers Ltd.	5,455,873
1,594,747	Whitehaven Coal Ltd.	7,317,964
112,290	Woodside Energy Group Ltd.	2,644,502
328,806	Woolworths Group Ltd.	7,919,728
869,722	Yancoal Australia Ltd.(1)	2,902,016
		151,789,543
	Austria - 0.3%
29,764	Andritz AG	1,506,934
142,075	Mondi PLC	2,380,047
8,118	voestalpine AG	222,093
		4,109,074
	Belgium - 1.0%
6,543	Ackermans & van Haaren NV	991,311
54,766	Ageas SA	2,263,096
35,668	Etablissements Franz Colruyt NV	1,546,793
10,974	Shurgard Self Storage Ltd. REIT	435,702
33,053	Solvay SA	3,669,211
66,692	UCB SA	5,475,112
		14,381,225
	Brazil - 0.5%
195,433	Yara International ASA	7,443,860
	Canada - 12.8%
28,030	Agnico Eagle Mines Ltd.	1,279,594
112,329	Alimentation Couche-Tard, Inc.	5,731,105
33,678	AltaGas Ltd.	648,899
165,003	ARC Resources Ltd.	2,645,906
1,015,237	B2Gold Corp.	2,928,568
72,022	Bank of Montreal	6,103,758
62,668	Bank of Nova Scotia	2,821,914
54,923	Barrick Gold Corp.	801,502
96,537	BCE, Inc.	3,702,251
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Canada - 12.8% - (continued)
26,001	Brookfield Infrastructure Corp. Class A	$ 923,497
49,052	Canadian Imperial Bank of Commerce	1,902,216
64,567	Canadian Tire Corp. Ltd. Class A	6,974,860
83,912	Canadian Utilities Ltd. Class A	1,781,268
23,528	CCL Industries, Inc. Class B	992,109
36,284	CGI, Inc.*	3,592,975
143,927	Choice Properties REIT	1,349,848
1,011	Constellation Software, Inc.	2,096,830
64,953	Dollarama, Inc.	4,495,785
171,058	Element Fleet Management Corp.	2,465,918
105,414	Emera, Inc.	3,697,287
122,490	Empire Co. Ltd. Class A	3,347,637
9,943	Fairfax Financial Holdings Ltd.	8,154,216
90,580	Finning International, Inc.	2,683,902
6,945	FirstService Corp.	1,014,833
84,494	Fortis, Inc.	3,224,146
53,312	George Weston Ltd.	5,939,635
320,930	Great-West Lifeco, Inc.	9,224,364
169,275	Hydro One Ltd.(2)	4,329,534
72,102	iA Financial Corp., Inc.	4,543,706
28,573	IGM Financial, Inc.(1)	728,062
43,997	Imperial Oil Ltd.	2,722,477
51,084	Intact Financial Corp.	7,481,992
126,067	Loblaw Cos. Ltd.	10,760,453
152,068	Manulife Financial Corp.	2,791,663
121,421	Metro, Inc.	6,335,087
48,466	National Bank of Canada	3,234,532
58,444	Northland Power, Inc.	956,199
80,040	Nutrien Ltd.	4,965,795
43,701	Open Text Corp.	1,540,848
285,529	Power Corp. of Canada(1)	7,302,953
172,016	Quebecor, Inc. Class B	3,703,688
35,207	Restaurant Brands International, Inc.	2,355,380
23,745	Rogers Communications, Inc. Class B	915,904
72,571	Royal Bank of Canada	6,371,433
25,514	Saputo, Inc.	535,945
72,815	Stantec, Inc.	4,746,439
114,526	Sun Life Financial, Inc.	5,613,638
93,815	TELUS Corp.	1,539,066
1,990	TFI International, Inc.	256,757
7,879	Thomson Reuters Corp.	968,324
173,534	TMX Group Ltd.	3,746,640
35,877	Toromont Industries Ltd.	2,935,439
61,469	Toronto-Dominion Bank(1)	3,720,420
45,457	Tourmaline Oil Corp.	2,298,067
41,266	West Fraser Timber Co. Ltd.	3,009,793
		190,935,057
	China - 1.2%
2,223,500	BOC Hong Kong Holdings Ltd.	6,089,758
458,600	ESR Group Ltd.(2)	644,113
1,463,000	SITC International Holdings Co. Ltd.	2,458,306
520,900	Wilmar International Ltd.	1,423,516
169,000	Xinyi Glass Holdings Ltd.	218,807
5,362,400	Yangzijiang Shipbuilding Holdings Ltd.	6,521,785
		17,356,285
	Denmark - 1.8%
4,904	AP Moller - Maersk AS Class B	8,867,055
2,392	Carlsberg AS Class B	302,736
30,700	Coloplast AS Class B	3,258,649
198,596	H Lundbeck AS	1,074,300
122,000	Novo Nordisk AS Class B	11,153,424
13,692	Novozymes AS Class B	553,458
13,445	Topdanmark AS	585,661
80,637	Tryg AS	1,480,917
		27,276,200

The accompanying notes are an integral part of these financial statements.
26

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Finland - 1.3%
50,354	Elisa Oyj	$ 2,339,877
55,480	Fortum Oyj(1)	645,840
114,333	Kesko Oyj Class B	2,054,220
94,140	Kone Oyj Class B	3,978,855
92,900	Metsa Board Oyj Class B	748,012
567,344	Nokia Oyj ADR	2,121,867
159,963	Nordea Bank Abp	1,768,630
87,344	Orion Oyj Class B	3,441,937
25,257	Sampo Oyj Class A	1,095,840
49,671	TietoEVRY Oyj	1,120,149
		19,315,227
	France - 4.9%
8,922	Air Liquide SA	1,509,875
25,913	Arkema SA	2,566,855
105,899	AXA SA	3,159,558
31,971	BioMerieux	3,108,043
17,595	BNP Paribas SA	1,125,733
298,654	Bouygues SA	10,478,866
525,910	Carrefour SA	9,067,606
35,167	Cie de Saint-Gobain SA	2,117,817
207,806	Cie Generale des Etablissements Michelin SCA	6,395,825
76,273	Danone SA	4,220,206
46,054	Eiffage SA	4,390,321
6,469	EssilorLuxottica SA	1,131,190
26,756	Eurazeo SE	1,599,111
19,277	Ipsen SA	2,534,863
56,030	La Francaise des Jeux SAEM(2)	1,827,110
2,709	L'Oreal SA	1,127,758
934,181	Orange SA	10,741,237
17,306	SEB SA	1,624,310
44,820	TotalEnergies SE	2,956,807
35,458	Verallia SA(2)	1,399,534
39,951	Vivendi SE	350,905
		73,433,530
	Germany - 4.4%
17,819	Allianz SE	4,258,026
8,869	BASF SE	403,303
158,359	Bayer AG	7,620,265
63,923	Bayerische Motoren Werke AG	6,522,852
31,814	Brenntag SE	2,475,032
17,412	Daimler Truck Holding AG	605,035
89,172	Deutsche Post AG	3,638,123
202,127	E.ON SE	2,396,822
160,985	Fresenius Medical Care AG & Co. KGaA	6,960,887
180,817	Fresenius SE & Co. KGaA	5,639,823
5,961	Hannover Rueck SE	1,312,100
27,143	Heidelberg Materials AG	2,112,792
11,971	HOCHTIEF AG	1,213,564
2,732	Knorr-Bremse AG	174,071
5,731	Mercedes-Benz Group AG	399,801
55,502	Merck KGaA	9,293,328
9,710	Muenchener Rueckversicherungs-Gesellschaft AG	3,794,519
44,966	Talanx AG	2,856,465
1,061,041	Telefonica Deutschland Holding AG	1,904,124
14,124	Wacker Chemie AG	2,028,481
		65,609,413
	Hong Kong - 3.0%
294,600	Bank of East Asia Ltd.	365,624
1,259,000	CK Asset Holdings Ltd.	6,631,096
595,480	CLP Holdings Ltd.	4,406,119
243,000	Hang Lung Properties Ltd.	332,611
159,910	Hang Seng Bank Ltd.	1,989,725
616,000	Henderson Land Development Co. Ltd.	1,624,189
1,903,000	HKT Trust & HKT Ltd.	1,987,594
824,000	Hong Kong & China Gas Co. Ltd.	574,454
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Hong Kong - 3.0% - (continued)
82,526	Jardine Matheson Holdings Ltd.	$ 3,830,857
835,253	Link REIT	4,095,292
875,000	NWS Holdings Ltd.	996,572
1,768,770	PCCW Ltd.	806,260
261,500	Power Assets Holdings Ltd.	1,265,455
1,823,591	Sino Land Co. Ltd.	2,056,003
631,500	Sun Hung Kai Properties Ltd.	6,756,986
490,500	Swire Pacific Ltd. Class A	3,309,936
808,400	Swire Properties Ltd.	1,686,608
4,677,292	WH Group Ltd.(2)	2,454,550
		45,169,931
	Ireland - 0.3%
122,608	Glanbia PLC	2,026,353
7,025	Kerry Group PLC Class A	588,919
65,399	Smurfit Kappa Group PLC	2,185,252
		4,800,524
	Israel - 2.7%
578,044	Bank Hapoalim BM	5,145,761
721,583	Bank Leumi Le-Israel BM	5,972,440
2,752,319	Bezeq The Israeli Telecommunication Corp. Ltd.	3,882,310
36,567	Check Point Software Technologies Ltd.*	4,873,650
15,294	Elbit Systems Ltd.	3,045,543
87,856	First International Bank Of Israel Ltd.	3,775,477
833,669	ICL Group Ltd.(1)	4,613,976
303,153	Israel Discount Bank Ltd. Class A	1,639,590
114,027	Mizrahi Tefahot Bank Ltd.	4,136,361
8,936	Strauss Group Ltd.*	187,945
91,419	Tower Semiconductor Ltd.*	2,238,289
		39,511,342
	Italy - 2.0%
2,226,495	A2A SpA	3,974,411
193,842	Assicurazioni Generali SpA	3,974,283
39,455	Buzzi SpA	1,082,756
2,971	DiaSorin SpA	271,838
209,758	Eni SpA	3,388,072
651,595	Hera SpA	1,786,779
136,638	Italgas SpA	701,917
474,322	Pirelli & C SpA(2)	2,290,482
111,938	Prysmian SpA	4,521,323
66,845	Recordati Industria Chimica e Farmaceutica SpA	3,164,223
99,131	UniCredit SpA	2,385,626
501,675	Unipol Gruppo SpA	2,720,542
		30,262,252
	Japan - 18.7%
143,115	ABC-Mart, Inc.	2,577,940
142,900	Air Water, Inc.	1,784,035
18,300	Aisin Corp.	692,880
35,000	Ajinomoto Co., Inc.	1,351,918
146,882	Alfresa Holdings Corp.	2,416,454
114,800	Amada Co. Ltd.	1,157,424
261,165	Astellas Pharma, Inc.	3,629,795
44,900	BIPROGY, Inc.	1,123,515
127,593	Bridgestone Corp.	4,984,015
210,700	Brother Industries Ltd.	3,400,710
45,597	Canon Marketing Japan, Inc.	1,184,651
285,203	Canon, Inc.	6,889,977
67,500	Chugai Pharmaceutical Co. Ltd.	2,091,607
21,800	COMSYS Holdings Corp.	456,671
181,400	Concordia Financial Group Ltd.	828,441
92,500	Dai Nippon Printing Co. Ltd.	2,411,292
164,100	Daiwa House Industry Co. Ltd.	4,415,222
26,200	Eisai Co. Ltd.	1,457,965
446,900	ENEOS Holdings, Inc.	1,766,636
77,920	FUJIFILM Holdings Corp.	4,520,900
21,548	Fujitsu Ltd.	2,541,429

The accompanying notes are an integral part of these financial statements.
27

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Japan - 18.7% - (continued)
228,800	Haseko Corp.	$ 2,923,918
24,373	Hitachi Ltd.	1,514,891
233,900	Honda Motor Co. Ltd.	2,636,420
11,600	Idemitsu Kosan Co. Ltd.	267,253
54,671	ITOCHU Corp.	1,980,576
57,600	Iwatani Corp.	2,908,467
473,700	Japan Post Bank Co. Ltd.	4,129,896
261,181	Japan Post Holdings Co. Ltd.	2,095,924
15,400	Japan Post Insurance Co. Ltd.	260,115
176,600	Japan Tobacco, Inc.	4,071,060
282,900	Kajima Corp.	4,613,417
98,351	KDDI Corp.	3,016,603
70,700	Kinden Corp.	1,030,948
349,000	Kuraray Co. Ltd.	4,141,927
12,600	Kyocera Corp.	640,618
72,022	Lawson, Inc.	3,316,704
56,600	Marubeni Corp.	884,511
81,100	MatsukiyoCocokara & Co.	1,456,784
56,800	McDonald's Holdings Co. Japan Ltd.	2,173,416
145,750	Medipal Holdings Corp.	2,468,642
122,832	MEIJI Holdings Co. Ltd.	3,058,762
199,300	Mitsubishi Chemical Group Corp.	1,259,039
47,900	Mitsubishi Corp.	2,288,029
162,700	Mitsubishi Electric Corp.	2,015,964
381,476	Mitsubishi HC Capital, Inc.	2,546,156
172,400	Mitsubishi UFJ Financial Group, Inc.	1,465,501
42,900	Mitsui & Co. Ltd.	1,559,033
123,800	Mitsui Chemicals, Inc.	3,216,436
362,900	Mizuho Financial Group, Inc.	6,179,453
28,300	MS&AD Insurance Group Holdings, Inc.	1,042,108
165,717	NEC Corp.	9,173,986
31,100	Nikon Corp.	328,559
41,200	NIPPON EXPRESS HOLDINGS, Inc.	2,154,355
1,849,750	Nippon Telegraph & Telephone Corp.	2,189,083
4,400	Nissin Foods Holdings Co. Ltd.	366,359
153,100	Niterra Co. Ltd.	3,471,874
380,900	Obayashi Corp.	3,360,394
14,400	OBIC Business Consultants Co. Ltd.	598,291
280,800	Ono Pharmaceutical Co. Ltd.	5,396,779
23,300	Oracle Corp. Japan	1,733,155
44,546	Osaka Gas Co. Ltd.	734,946
72,700	Otsuka Corp.	3,084,848
205,100	Otsuka Holdings Co. Ltd.	7,302,371
32,800	Panasonic Holdings Corp.	369,707
87,966	Resona Holdings, Inc.	488,271
380,300	Ricoh Co. Ltd.	3,288,840
78,600	Rinnai Corp.	1,474,820
13,000	Rohto Pharmaceutical Co. Ltd.	353,258
310,400	Santen Pharmaceutical Co. Ltd.	2,856,990
120,300	Sanwa Holdings Corp.	1,602,656
88,900	SCSK Corp.	1,554,298
163,200	Sega Sammy Holdings, Inc.	3,017,382
398,600	Seiko Epson Corp.	6,275,830
180,565	Sekisui Chemical Co. Ltd.	2,605,170
281,148	Sekisui House Ltd.	5,608,830
46,440	Shimamura Co. Ltd.	4,596,541
329,000	Shizuoka Financial Group, Inc.	2,687,559
368,700	SoftBank Corp.	4,176,829
301,900	Sohgo Security Services Co. Ltd.	1,825,258
68,800	Sojitz Corp.	1,511,318
35,700	Square Enix Holdings Co. Ltd.	1,226,085
175,793	Subaru Corp.	3,423,384
51,017	Sugi Holdings Co. Ltd.	2,031,107
43,300	SUMCO Corp.	565,533
73,900	Sumitomo Corp.	1,477,752
31,700	Sumitomo Electric Industries Ltd.	382,694
235,029	Sumitomo Forestry Co. Ltd.	5,994,440
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Japan - 18.7% - (continued)
113,900	Sumitomo Mitsui Financial Group, Inc.	$ 5,607,796
35,000	Sumitomo Mitsui Trust Holdings, Inc.	1,320,724
155,000	Sumitomo Rubber Industries Ltd.	1,714,894
85,400	Sundrug Co. Ltd.	2,320,637
27,907	Suntory Beverage & Food Ltd.	850,909
52,982	Suzuken Co. Ltd.	1,641,741
47,995	Taisei Corp.	1,692,087
36,200	Taisho Pharmaceutical Holdings Co. Ltd.	1,495,062
122,600	Takeda Pharmaceutical Co. Ltd.	3,812,944
12,900	Tokio Marine Holdings, Inc.	299,538
322,796	Tokyo Gas Co. Ltd.	7,335,240
178,000	TOPPAN, Inc.	4,264,366
16,700	Toshiba Corp.*	515,129
94,200	Tosoh Corp.	1,210,760
40,019	Toyo Suisan Kaisha Ltd.	1,572,869
66,200	Toyota Boshoku Corp.	1,209,323
44,800	Tsuruha Holdings, Inc.	3,015,688
1,304,057	Yamada Holdings Co. Ltd.	4,015,508
51,446	Yamaha Motor Co. Ltd.	1,355,230
149,000	Yamato Holdings Co. Ltd.	2,431,329
128,780	Yamazaki Baking Co. Ltd.	2,371,502
134,100	Yokohama Rubber Co. Ltd.	2,796,577
88,153	Zensho Holdings Co. Ltd.	3,838,621
		278,824,074
	Jordan - 0.2%
141,104	Hikma Pharmaceuticals PLC	3,596,046
	Luxembourg - 0.2%
38,272	Eurofins Scientific SE	2,167,846
	Netherlands - 3.3%
97,742	ABN AMRO Bank NV GDR(2)	1,390,830
104,710	ASR Nederland NV	3,937,808
44,251	EXOR NV	3,932,652
26,294	Heineken Holding NV	1,987,688
45,896	JDE Peet's NV	1,283,811
334,510	Koninklijke Ahold Delhaize NV	10,100,714
2,097,457	Koninklijke KPN NV	6,926,309
14,560	Koninklijke Philips NV	292,368
19,554	Koninklijke Vopak NV	671,185
36,998	NN Group NV	1,192,385
77,071	OCI NV*	2,153,396
114,605	Randstad NV	6,355,687
61,112	Shell PLC	1,943,821
53,208	Wolters Kluwer NV	6,458,690
		48,627,344
	New Zealand - 0.4%
171,541	Contact Energy Ltd.	828,686
179,219	Fisher & Paykel Healthcare Corp. Ltd.	2,323,815
306,032	Fletcher Building Ltd.	855,231
65,318	Infratil Ltd.	400,705
679,184	Spark New Zealand Ltd.	1,959,403
		6,367,840
	Norway - 1.1%
217,319	Equinor ASA	7,171,567
25,808	Kongsberg Gruppen ASA	1,070,073
304,366	Orkla ASA	2,287,711
447,480	Telenor ASA	5,109,444
		15,638,795
	Portugal - 0.5%
173,719	Galp Energia SGPS SA	2,582,307
198,603	Jeronimo Martins SGPS SA	4,470,360
		7,052,667
	Singapore - 2.7%
1,299,200	CapitaLand Ascendas REIT	2,617,628

The accompanying notes are an integral part of these financial statements.
28

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Singapore - 2.7% - (continued)
171,600	City Developments Ltd.	$ 831,032
140,909	DBS Group Holdings Ltd.	3,472,913
2,778,300	Frasers Logistics & Commercial Trust REIT	2,178,021
111,100	Jardine Cycle & Carriage Ltd.	2,599,035
236,900	Keppel Corp. Ltd.	1,180,248
517,000	Mapletree Industrial Trust REIT	856,048
537,052	Oversea-Chinese Banking Corp. Ltd.	5,040,396
1,143,900	Sembcorp Industries Ltd.	4,265,844
440,200	Singapore Airlines Ltd.	2,083,444
1,227,900	Singapore Technologies Engineering Ltd.	3,517,539
2,479,900	Suntec REIT	2,107,615
270,600	United Overseas Bank Ltd.	5,650,304
232,400	UOL Group Ltd.	1,093,126
344,500	Venture Corp. Ltd.	3,122,181
		40,615,374
	Spain - 1.3%
12,110	ACS Actividades de Construccion y Servicios SA	436,827
258,100	Banco Bilbao Vizcaya Argentaria SA	2,106,861
50,948	Enagas SA	845,798
341,446	Endesa SA	6,968,027
146,188	Iberdrola SA	1,639,858
54,559	Industria de Diseno Textil SA	2,038,504
969,079	Mapfre SA	1,980,204
54,825	Naturgy Energy Group SA	1,495,264
132,010	Redeia Corp. SA	2,081,808
		19,593,151
	Sweden - 3.6%
99,662	Axfood AB	2,297,027
53,060	Boliden AB	1,535,752
116,629	Essity AB Class B	2,532,426
110,434	Getinge AB Class B	1,958,785
81,755	H & M Hennes & Mauritz AB Class B	1,169,864
116,143	Industrivarden AB Class C	3,085,259
27,057	L E Lundbergforetagen AB Class B	1,138,146
14,762	Saab AB Class B	756,566
489,106	Securitas AB Class B	3,901,431
397,314	Skandinaviska Enskilda Banken AB Class A	4,777,993
77,474	Skanska AB Class B	1,283,603
220,742	SKF AB Class B	3,700,977
167,392	Svenska Handelsbanken AB Class A	1,503,172
194,049	Swedbank AB Class A	3,595,485
102,113	Swedish Orphan Biovitrum AB*	2,099,744
497,535	Tele2 AB Class B	3,832,195
1,840,990	Telefonaktiebolaget LM Ericsson Class B(1)	9,037,020
1,187,406	Telia Co. AB	2,466,795
99,553	Volvo AB Class B	2,067,263
		52,739,503
	Switzerland - 6.0%
9,251	ABB Ltd.	331,693
117,594	Adecco Group AG	4,853,902
22,948	Baloise Holding AG	3,333,832
24,133	Banque Cantonale Vaudoise	2,533,860
460	Barry Callebaut AG	733,144
19,339	BKW AG	3,414,133
2,960	Bucher Industries AG	1,134,429
22,371	DKSH Holding AG	1,517,403
594	Emmi AG	561,015
27,968	Galenica AG(2)	2,071,307
4,636	Geberit AG	2,326,109
3,234	Georg Fischer AG	182,593
82	Givaudan SA	268,373
26,744	Helvetia Holding AG	3,753,749
37,943	Kuehne & Nagel International AG	10,825,452
89,793	Logitech International SA	6,211,304
110,101	Novartis AG	11,297,749
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Switzerland - 6.0% - (continued)
28,264	PSP Swiss Property AG	$ 3,342,987
10,092	Schindler Holding AG	1,950,443
8,318	SFS Group AG	911,088
29,154	SGS SA	2,454,571
4,844	Sonova Holding AG	1,152,753
17,615	Swatch Group AG	4,532,762
1,398	Swiss Life Holding AG	873,521
43,586	Swiss Prime Site AG	3,999,830
17,755	Swisscom AG	10,562,168
8,759	Zurich Insurance Group AG	4,022,361
		89,152,531
	United Kingdom - 10.3%
277,126	3i Group PLC	7,011,841
39,132	Admiral Group PLC	1,135,316
109,148	AstraZeneca PLC ADR	7,391,503
929,201	B&M European Value Retail SA	6,650,573
784,897	BAE Systems PLC	9,558,982
44,941	Barratt Developments PLC	241,955
26,467	BP PLC ADR	1,024,802
19,119	British American Tobacco PLC	601,361
1,217,187	BT Group PLC	1,733,739
61,139	Bunzl PLC	2,183,474
5,639,627	Centrica PLC	10,631,481
962,500	CK Hutchison Holdings Ltd.	5,149,326
786,410	ConvaTec Group PLC(2)	2,090,559
85,607	DCC PLC	4,815,833
9,526	Dechra Pharmaceuticals PLC	440,429
914,644	DS Smith PLC	3,205,094
8,562	Games Workshop Group PLC	1,104,602
416,135	Howden Joinery Group PLC	3,740,275
1,443,598	HSBC Holdings PLC	11,363,029
381,351	IG Group Holdings PLC	2,995,221
295,362	Imperial Brands PLC	6,009,601
111,496	Inchcape PLC	1,032,215
69,678	Intertek Group PLC	3,497,069
1,648,710	J Sainsbury PLC	5,087,176
2,405,887	Kingfisher PLC	6,557,215
3,991,743	Lloyds Banking Group PLC	2,161,760
1,381,790	Man Group PLC	3,769,424
243,172	National Grid PLC	2,908,674
780,821	NatWest Group PLC	2,246,294
31,806	Next PLC	2,832,366
173,696	Pearson PLC	1,841,048
36,707	Reckitt Benckiser Group PLC	2,595,869
55,870	RELX PLC	1,892,331
447,600	Sage Group PLC	5,403,085
114,656	Schroders PLC	569,849
409,040	Smith & Nephew PLC	5,107,365
63,265	Spectris PLC	2,620,781
165,242	Standard Chartered PLC	1,528,780
1,518,842	Tesco PLC	4,897,798
71,576	Unilever PLC	3,548,647
2,176,267	Vodafone Group PLC	2,040,525
224,020	Wise PLC Class A*	1,874,619
		153,091,886
	United States - 3.7%
14,798	CSL Ltd.	2,395,297
313,608	GSK PLC ADR	11,368,290
22,595	Holcim AG	1,451,830
38,560	Nestle SA	4,372,775
79,651	QIAGEN NV*	3,225,866
37,478	Roche Holding AG	10,260,565
103,280	Sanofi	11,096,605
164,860	Signify NV(2)	4,452,657

The accompanying notes are an integral part of these financial statements.
29

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.4% - (continued)
	United States - 3.7% - (continued)
312,717	Stellantis NV		$ 6,029,133
4,463	Swiss Re AG		460,155
			55,113,173
	Total Common Stocks (cost $1,432,205,951)		$ 1,463,973,693
PREFERRED STOCKS - 0.2%
	Germany - 0.2%
28,969	FUCHS SE (Preference Shares)(3)		$ 1,129,303
32,919	Henkel AG & Co. KGaA (Preference Shares)(3)		2,351,183
	Total Preferred Stocks (cost $3,793,627)		$ 3,480,486
RIGHTS - 0.0%
	Italy - 0.0%
54,228	Brembo SpA Expires 10/03/2023*(4)		$ —
	Total Rights (cost $—)		$ —
WARRANTS - 0.0%
	Canada - 0.0%
1,030	Constellation Software, Inc. Expires 03/31/2040*(4)		$ —
	Total Warrants (cost $—)		$ —
	Total Long-Term Investments (cost $1,435,999,578)		$ 1,467,454,179
SHORT-TERM INVESTMENTS - 1.5%
	Securities Lending Collateral - 1.5%
3,615,043	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.24%(5)		$ 3,615,043
11,771,095	HSBC U.S. Government Money Market Fund, Institutional Class, 5.28%(5)		11,771,095
3,502,998	Invesco Government & Agency Portfolio, Institutional Class, 5.26%(5)		3,502,998
3,502,998	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(5)		3,502,998
	Total Short-Term Investments (cost $22,392,134)		$ 22,392,134
	Total Investments (cost $1,458,391,712)	100.1%	$ 1,489,846,313
	Other Assets and Liabilities	(0.1)%	(1,552,118)
	Total Net Assets	100.0%	$ 1,488,294,195
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2023, the aggregate value of these securities was $24,687,497, representing 1.7% of net assets.
(3)	Currently no rate available.
(4)	Investment valued using significant unobservable inputs.
(5)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	166	12/15/2023	$ 16,944,450	$ (477,995)
Total futures contracts				$ (477,995)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
30

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 151,789,543	$ 151,789,543	$ —	$ —
Austria	4,109,074	4,109,074	—	—
Belgium	14,381,225	14,381,225	—	—
Brazil	7,443,860	7,443,860	—	—
Canada	190,935,057	190,935,057	—	—
China	17,356,285	17,356,285	—	—
Denmark	27,276,200	27,276,200	—	—
Finland	19,315,227	19,315,227	—	—
France	73,433,530	73,433,530	—	—
Germany	65,609,413	65,609,413	—	—
Hong Kong	45,169,931	45,169,931	—	—
Ireland	4,800,524	4,800,524	—	—
Israel	39,511,342	39,511,342	—	—
Italy	30,262,252	30,262,252	—	—
Japan	278,824,074	278,824,074	—	—
Jordan	3,596,046	3,596,046	—	—
Luxembourg	2,167,846	2,167,846	—	—
Netherlands	48,627,344	48,627,344	—	—
New Zealand	6,367,840	6,367,840	—	—
Norway	15,638,795	15,638,795	—	—
Portugal	7,052,667	7,052,667	—	—
Singapore	40,615,374	40,615,374	—	—
Spain	19,593,151	19,593,151	—	—
Sweden	52,739,503	52,739,503	—	—
Switzerland	89,152,531	89,152,531	—	—
United Kingdom	153,091,886	153,091,886	—	—
United States	55,113,173	55,113,173	—	—
Preferred Stocks	3,480,486	3,480,486	—	—
Rights	—	—	—	—
Warrants	—	—	—	—
Short-Term Investments	22,392,134	22,392,134	—	—
Total	$ 1,489,846,313	$ 1,489,846,313	$ —	$ —
Liabilities
Futures Contracts(2)	$ (477,995)	$ (477,995)	$ —	$ —
Total	$ (477,995)	$ (477,995)	$ —	$ —

(1)	For the year ended September 30, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
31

Hartford Multifactor Diversified International ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Australia - 8.3%
3,509	AGL Energy Ltd.	$ 24,300
8,137	ANZ Group Holdings Ltd.	134,757
5,083	BHP Group Ltd.	145,165
7,303	BlueScope Steel Ltd.	91,628
2,902	Brambles Ltd.	26,821
11,002	Coles Group Ltd.	110,487
554	EBOS Group Ltd.	11,384
6,723	Fortescue Metals Group Ltd.	90,772
7,008	Glencore PLC	40,193
9,050	Incitec Pivot Ltd.	18,340
6,000	JB Hi-Fi Ltd.	175,884
923	Rio Tinto PLC	58,289
7,143	Sonic Healthcare Ltd.	137,381
34,748	South32 Ltd.	76,025
39,464	Stockland REIT	99,843
13,654	Telstra Group Ltd.	33,927
1,450	Wesfarmers Ltd.	49,468
9,309	Whitehaven Coal Ltd.	42,717
1,820	Woodside Energy Group Ltd.	42,862
3,081	Woolworths Group Ltd.	74,210
		1,484,453
	Austria - 0.2%
423	Andritz AG	21,416
330	Erste Group Bank AG	11,467
		32,883
	Belgium - 0.1%
106	Solvay SA	11,767
64	UCB SA	5,254
		17,021
	Brazil - 1.0%
3,074	Telefonica Brasil SA	26,519
1,787	Vale SA ADR	23,946
3,253	Yara International ASA	123,904
		174,369
	Canada - 4.8%
789	Alimentation Couche-Tard, Inc.	40,255
931	Bank of Montreal	78,901
546	Bank of Nova Scotia	24,586
408	Canadian Tire Corp. Ltd. Class A	44,074
157	Fairfax Financial Holdings Ltd.	128,755
1,218	Finning International, Inc.	36,090
756	George Weston Ltd.	84,228
1,540	Great-West Lifeco, Inc.	44,264
1,015	Loblaw Cos. Ltd.	86,636
274	Nutrien Ltd.	16,999
3,488	Power Corp. of Canada	89,212
987	Royal Bank of Canada	86,655
782	Sun Life Financial, Inc.	38,331
787	Toronto-Dominion Bank	47,633
42	West Fraser Timber Co. Ltd.	3,063
		849,682
	China - 11.9%
367,000	Agricultural Bank of China Ltd. Class H	136,831
438,000	Bank of China Ltd. Class H	153,236
129,000	Bank of Communications Co. Ltd. Class H	78,073
2,000	BOC Hong Kong Holdings Ltd.	5,478
168,000	China CITIC Bank Corp. Ltd. Class H	78,081
264,000	China Construction Bank Corp. Class H	148,992
80,000	China Minsheng Banking Corp. Ltd. Class H	27,375
38,000	China Petroleum & Chemical Corp. Class H	20,766
143,000	China Railway Group Ltd. Class H	73,765
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	China - 11.9% - (continued)
6,000	China Resources Land Ltd.	$ 23,902
20,500	China Shenhua Energy Co. Ltd. Class H	66,485
1,306,000	China Tower Corp. Ltd. Class H(1)	125,066
45,000	CITIC Ltd.	41,370
49,500	COSCO SHIPPING Holdings Co. Ltd. Class H	50,752
56,000	CSPC Pharmaceutical Group Ltd.	41,043
246,000	Industrial & Commercial Bank of China Ltd. Class H	118,416
144,000	Lenovo Group Ltd.	148,379
385,000	People's Insurance Co. Group of China Ltd. Class H	138,135
200,000	PetroChina Co. Ltd. Class H	150,667
66,000	PICC Property & Casualty Co. Ltd. Class H	84,777
2,500	Ping An Insurance Group Co. of China Ltd. Class H	14,317
122,000	Postal Savings Bank of China Co. Ltd. Class H(1)	61,687
62,200	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	97,050
54,000	Sinopharm Group Co. Ltd. Class H	156,515
62,900	Yangzijiang Shipbuilding Holdings Ltd.	76,499
		2,117,657
	Denmark - 1.2%
68	AP Moller - Maersk AS Class B	122,953
1,090	Novo Nordisk AS Class B	99,649
		222,602
	Finland - 0.2%
619	Fortum Oyj	7,206
350	Kone Oyj Class B	14,793
1,782	Nordea Bank Abp	19,702
		41,701
	France - 3.3%
214	Air Liquide SA	36,215
1,262	AXA SA	37,652
1,053	BNP Paribas SA	67,371
865	Cie de Saint-Gobain SA	52,092
3,049	Cie Generale des Etablissements Michelin SCA	93,842
345	Danone SA	19,089
971	Engie SA	14,938
46	EssilorLuxottica SA	8,044
41	L'Oreal SA	17,068
48	LVMH Moet Hennessy Louis Vuitton SE	36,407
9,332	Orange SA	107,300
290	Societe Generale SA	7,076
1,200	TotalEnergies SE	79,165
323	Veolia Environnement SA	9,380
21	Vinci SA	2,344
		587,983
	Germany - 2.4%
313	Allianz SE	74,794
1,285	Bayer AG	61,834
885	Bayerische Motoren Werke AG	90,307
1,400	Deutsche Post AG	57,118
2,263	E.ON SE	26,835
286	Fresenius SE & Co. KGaA	8,921
228	Mercedes-Benz Group AG	15,906
573	Merck KGaA	95,944
		431,659
	Hong Kong - 1.8%
15,500	CK Asset Holdings Ltd.	81,638
5,500	CLP Holdings Ltd.	40,696
7,600	Link REIT	37,263
8,092	Sino Land Co. Ltd.	9,123
6,000	Sun Hung Kai Properties Ltd.	64,199
151,000	WH Group Ltd.(1)	79,242
		312,161

The accompanying notes are an integral part of these financial statements.
32

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	India - 0.8%
1,801	Dr Reddy's Laboratories Ltd. ADR	$ 120,433
954	Infosys Ltd. ADR	16,323
		136,756
	Indonesia - 2.5%
62,900	Adaro Energy Indonesia Tbk PT	11,599
312,300	Astra International Tbk PT	125,789
108,100	Bank Mandiri Persero Tbk PT	42,142
48,200	Bank Negara Indonesia Persero Tbk PT	32,201
96,300	Bank Rakyat Indonesia Persero Tbk PT	32,557
245,800	Indofood Sukses Makmur Tbk PT	105,366
113,400	Kalbe Farma Tbk PT	12,877
88,400	Telkom Indonesia Persero Tbk PT	21,449
30,800	United Tractors Tbk PT	56,299
		440,279
	Israel - 2.7%
3,207	Amot Investments Ltd.	15,542
5,817	Bank Hapoalim BM	51,783
5,226	Bank Leumi Le-Israel BM	43,255
71,281	Bezeq The Israeli Telecommunication Corp. Ltd.	100,546
1,573	FIBI Holdings Ltd.	71,481
838	First International Bank Of Israel Ltd.	36,012
7,937	ICL Group Ltd.	43,928
2,778	Israel Discount Bank Ltd. Class A	15,025
3,679	Mivne Real Estate KD Ltd.	8,854
39,857	Oil Refineries Ltd.	13,181
652	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	37,370
3,930	ZIM Integrated Shipping Services Ltd.(2)	41,068
		478,045
	Italy - 0.9%
2,820	A2A SpA	5,034
6,462	Enel SpA	39,818
667	Prysmian SpA	26,941
3,557	UniCredit SpA	85,601
		157,394
	Japan - 15.2%
8,300	Alfresa Holdings Corp.	136,549
1,500	Astellas Pharma, Inc.	20,848
1,400	Bridgestone Corp.	54,687
1,800	Brother Industries Ltd.	29,052
2,100	Canon, Inc.	50,732
3,700	Daiwa House Industry Co. Ltd.	99,551
200	FUJIFILM Holdings Corp.	11,604
300	Fujitsu Ltd.	35,383
900	Hitachi Ltd.	55,939
9,300	Honda Motor Co. Ltd.	104,826
500	Horiba Ltd.	27,120
800	Isuzu Motors Ltd.	10,081
1,600	ITOCHU Corp.	57,963
3,900	Japan Tobacco, Inc.	89,904
1,400	Kajima Corp.	22,831
2,100	KDDI Corp.	64,411
200	Kuraray Co. Ltd.	2,374
500	Lawson, Inc.	23,026
2,200	Marubeni Corp.	34,380
1,600	Mazda Motor Corp.	18,190
4,500	Medipal Holdings Corp.	76,219
300	MEIJI Holdings Co. Ltd.	7,471
1,500	Mitsubishi Corp.	71,650
4,900	Mitsubishi Electric Corp.	60,714
1,700	Mitsubishi UFJ Financial Group, Inc.	14,451
2,200	Mitsui & Co. Ltd.	79,950
7,300	Mizuho Financial Group, Inc.	124,304
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Japan - 15.2% - (continued)
1,900	NEC Corp.	$ 105,183
2,000	Nihon Kohden Corp.	49,482
900	Nippon Steel Corp.	21,139
37,500	Nippon Telegraph & Telephone Corp.	44,379
1,300	Niterra Co. Ltd.	29,480
700	Ono Pharmaceutical Co. Ltd.	13,453
2,100	Otsuka Holdings Co. Ltd.	74,768
7,200	Panasonic Holdings Corp.	81,155
2,700	Ricoh Co. Ltd.	23,350
3,400	Sanwa Holdings Corp.	45,295
4,600	Seiko Epson Corp.	72,426
2,500	Sekisui House Ltd.	49,874
300	Seven & i Holdings Co. Ltd.	11,771
1,100	Shimamura Co. Ltd.	108,876
200	Shin-Etsu Chemical Co. Ltd.	5,821
6,000	SoftBank Corp.	67,971
1,300	Sohgo Security Services Co. Ltd.	7,860
3,000	Subaru Corp.	58,422
200	Sumitomo Corp.	3,999
500	Sumitomo Electric Industries Ltd.	6,036
2,700	Sumitomo Forestry Co. Ltd.	68,864
2,400	Sumitomo Mitsui Financial Group, Inc.	118,162
1,100	Takeda Pharmaceutical Co. Ltd.	34,211
1,000	Tokio Marine Holdings, Inc.	23,220
5,800	Tokyo Gas Co. Ltd.	131,800
700	TOPPAN, Inc.	16,770
2,000	Yamaha Motor Co. Ltd.	52,686
		2,710,663
	Malaysia - 2.3%
28,700	CIMB Group Holdings Bhd	33,191
600	Heineken Malaysia Bhd	3,108
2,600	Kuala Lumpur Kepong Bhd	11,850
34,325	Malayan Banking Bhd	64,260
30,500	Petronas Chemicals Group Bhd	46,706
8,300	Petronas Gas Bhd	29,769
59,675	RHB Bank Bhd	69,013
48,100	Sime Darby Bhd	22,640
42,500	Tenaga Nasional Bhd	90,427
122,000	YTL Corp. Bhd	39,495
		410,459
	Mexico - 1.1%
2,247	America Movil SAB de CV ADR	38,918
200	Arca Continental SAB de CV	1,827
1,119	Coca-Cola Femsa SAB de CV ADR	87,774
38,100	Fibra Uno Administracion SA de CV REIT	63,908
		192,427
	Netherlands - 1.0%
647	ING Groep NV	8,597
5,383	Koninklijke Ahold Delhaize NV	162,543
		171,140
	New Zealand - 1.5%
3,328	Fisher & Paykel Healthcare Corp. Ltd.	43,152
16,193	Fletcher Building Ltd.	45,252
59,674	Spark New Zealand Ltd.	172,156
		260,560
	Norway - 1.1%
2,162	Equinor ASA	71,346
7,113	Europris ASA(1)	39,941
3,716	Norsk Hydro ASA	23,468

The accompanying notes are an integral part of these financial statements.
33

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Norway - 1.1% - (continued)
3,242	Orkla ASA	$ 24,368
3,563	Telenor ASA	40,683
		199,806
	Philippines - 0.7%
5,110	BDO Unibank, Inc.	12,817
3,730	International Container Terminal Services, Inc.	13,660
10,060	Manila Electric Co.	65,436
43,640	Metropolitan Bank & Trust Co.	41,653
		133,566
	Poland - 0.5%
9,632	Powszechny Zaklad Ubezpieczen SA	91,288
	Portugal - 0.1%
501	Jeronimo Martins SGPS SA	11,277
	Russia - 0.0%
698	Gazprom PJSC*(3)	—
	Singapore - 2.0%
2,000	CapitaLand Ascendas REIT	4,029
2,006	DBS Group Holdings Ltd.	49,441
2,100	Jardine Cycle & Carriage Ltd.	49,126
7,942	Oversea-Chinese Banking Corp. Ltd.	74,538
10,100	Singapore Airlines Ltd.	47,803
624	STMicroelectronics NV	26,932
4,600	United Overseas Bank Ltd.	96,051
1,600	Venture Corp. Ltd.	14,501
		362,421
	South Africa - 0.2%
584	Gold Fields Ltd. ADR	6,342
532	Remgro Ltd.	4,193
526	Standard Bank Group Ltd.	5,130
3,960	Woolworths Holdings Ltd.	14,258
		29,923
	South Korea - 5.6%
188	Coway Co. Ltd.	5,754
968	DB HiTek Co. Ltd.	35,007
551	DB Insurance Co. Ltd.	36,505
1,039	Doosan Bobcat, Inc.	39,269
239	Hyundai Glovis Co. Ltd.	32,660
151	Hyundai Mobis Co. Ltd.	26,912
46	Hyundai Motor Co.	6,514
2,907	Kia Corp.	175,359
2,338	KT Corp.	57,436
1,078	KT&G Corp.	68,943
95	LG Electronics, Inc.	7,104
8	LG Innotek Co. Ltd.	1,450
17,659	LG Uplus Corp.	135,577
112	POSCO Holdings, Inc.	44,405
158	Samsung Electro-Mechanics Co. Ltd.	16,088
2,960	Samsung Electronics Co. Ltd.	150,040
514	Samsung Fire & Marine Insurance Co. Ltd.	99,227
540	Samsung SDS Co. Ltd.	54,104
158	SK Hynix, Inc.	13,430
		1,005,784
	Spain - 1.1%
11,917	Banco Bilbao Vizcaya Argentaria SA	97,278
3,312	Endesa SA	67,589
2,077	Iberdrola SA	23,299
		188,166
	Sweden - 2.0%
329	Assa Abloy AB Class B	7,213
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Sweden - 2.0% - (continued)
184	Boliden AB	$ 5,326
2,551	H & M Hennes & Mauritz AB Class B	36,503
1,505	Industrivarden AB Class C	39,979
253	Sandvik AB	4,695
539	Securitas AB Class B	4,300
2,739	Skandinaviska Enskilda Banken AB Class A	32,939
997	SKF AB Class B	16,716
21,880	Telefonaktiebolaget LM Ericsson Class B(2)	107,404
5,072	Volvo AB Class B	105,322
		360,397
	Switzerland - 2.1%
527	Kuehne & Nagel International AG	150,358
1,355	Novartis AG	139,040
124	Swisscom AG	73,766
24	Zurich Insurance Group AG	11,021
		374,185
	Taiwan - 6.5%
25,000	ASE Technology Holding Co. Ltd.	84,803
51,000	Chicony Electronics Co. Ltd.	182,479
31,800	Hon Hai Precision Industry Co. Ltd.	102,452
3,000	International Games System Co. Ltd.	60,594
30,000	King Yuan Electronics Co. Ltd.	70,631
18,000	Lite-On Technology Corp.	67,750
1,000	Makalot Industrial Co. Ltd.	10,409
1,000	MediaTek, Inc.	22,769
5,000	Micro-Star International Co. Ltd.	25,402
6,000	Novatek Microelectronics Corp.	78,623
30,000	Pegatron Corp.	71,188
16,000	Pou Chen Corp.	14,201
15,000	Powertech Technology, Inc.	47,165
1,000	President Chain Store Corp.	8,132
18,000	Qisda Corp.	24,897
6,000	Quanta Computer, Inc.	44,516
17,000	Tripod Technology Corp.	101,377
21,000	Uni-President Enterprises Corp.	45,603
20,000	United Microelectronics Corp.	28,004
18,000	Wistron Corp.	56,598
6,000	Zhen Ding Technology Holding Ltd.	18,290
		1,165,883
	Thailand - 2.4%
16,902	Advanced Info Service PCL NVDR	105,833
121,300	AP Thailand PCL NVDR	39,309
19,800	Bangchak Corp. PCL NVDR	22,295
6,100	Bangkok Dusit Medical Services PCL NVDR	4,481
64,200	Banpu PCL NVDR(2)	14,105
167,600	Krung Thai Bank PCL NVDR	87,454
1,200	PTT Exploration & Production PCL NVDR	5,635
12,900	PTT PCL NVDR	11,868
908,300	Sansiri PCL NVDR	42,157
8,800	SCB X PCL NVDR	24,772
126,500	Supalai PCL NVDR	69,829
36,900	WHA Corp. PCL NVDR	5,320
		433,058
	Turkey - 2.3%
75,105	Akbank TAS	91,666
4,927	BIM Birlesik Magazalar AS	49,369
29,356	Haci Omer Sabanci Holding AS	63,927
8,187	KOC Holding AS	43,809
12,404	Mavi Giyim Sanayi Ve Ticaret AS Class B(1)	50,991
707	Migros Ticaret AS	9,418
3,422	Sok Marketler Ticaret AS	7,265
302	Tofas Turk Otomobil Fabrikasi AS	3,255

The accompanying notes are an integral part of these financial statements.
34

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Turkey - 2.3% - (continued)
16,706	Turkiye Is Bankasi AS Class C	$ 15,685
2,252	Turkiye Petrol Rafinerileri AS	13,061
18,584	Turkiye Sise ve Cam Fabrikalari AS	37,046
24,204	Yapi ve Kredi Bankasi AS	16,298
		401,790
	United Kingdom - 4.6%
4,058	3i Group PLC	102,675
980	AstraZeneca PLC ADR	66,366
5,037	B&M European Value Retail SA	36,051
7,548	BAE Systems PLC	91,924
248	BP PLC ADR	9,603
89,868	Centrica PLC	169,414
9,000	CK Hutchison Holdings Ltd.	48,150
20,800	HSBC Holdings PLC	163,864
1,798	Imperial Brands PLC	36,583
6,777	J Sainsbury PLC	20,911
20,622	Kingfisher PLC	56,205
40,007	Lloyds Banking Group PLC	21,666
		823,412
	United States - 4.2%
3,901	GSK PLC ADR	141,411
505	Nestle SA	57,268
577	Roche Holding AG	157,969
1,612	Sanofi	173,196
192	Schneider Electric SE	31,911
9,233	Stellantis NV	178,011
		739,766
	Total Common Stocks (cost $16,890,865)	$ 17,550,616
PREFERRED STOCKS - 0.8%
	Brazil - 0.7%
13,232	Gerdau SA (Preference Shares)(4)	$ 63,791
9,361	Petroleo Brasileiro SA (Preference Shares)(4)	64,786
		128,577
	Chile - 0.1%
2,435	Embotelladora Andina SA (Preference Shares)(4)	5,449
	Total Preferred Stocks (cost $137,328)	$ 134,026
	Total Long-Term Investments (cost $17,028,193)	$ 17,684,642
SHORT-TERM INVESTMENTS - 0.8%
	Securities Lending Collateral - 0.8%
22,327	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.24%(5)	$ 22,327
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.8% - (continued)
	Securities Lending Collateral - 0.8% - (continued)
74,426	HSBC U.S. Government Money Market Fund, Institutional Class, 5.28%(5)		$ 74,426
22,328	Invesco Government & Agency Portfolio, Institutional Class, 5.26%(5)		22,328
22,328	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(5)		22,328
	Total Short-Term Investments (cost $141,409)		$ 141,409
	Total Investments (cost $17,169,602)	100.2%	$ 17,826,051
	Other Assets and Liabilities	(0.2)%	(28,237)
	Total Net Assets	100.0%	$ 17,797,814
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2023, the aggregate value of these securities was $356,927, representing 2.0% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.
(4)	Currently no rate available.
(5)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	1	12/15/2023	$ 102,075	$ (3,552)
Total futures contracts				$ (3,552)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
35

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 1,484,453	$ 1,484,453	$ —	$ —
Austria	32,883	32,883	—	—
Belgium	17,021	17,021	—	—
Brazil	174,369	174,369	—	—
Canada	849,682	849,682	—	—
China	2,117,657	2,117,657	—	—
Denmark	222,602	222,602	—	—
Finland	41,701	41,701	—	—
France	587,983	587,983	—	—
Germany	431,659	431,659	—	—
Hong Kong	312,161	312,161	—	—
India	136,756	136,756	—	—
Indonesia	440,279	440,279	—	—
Israel	478,045	478,045	—	—
Italy	157,394	157,394	—	—
Japan	2,710,663	2,710,663	—	—
Malaysia	410,459	410,459	—	—
Mexico	192,427	192,427	—	—
Netherlands	171,140	171,140	—	—
New Zealand	260,560	260,560	—	—
Norway	199,806	199,806	—	—
Philippines	133,566	133,566	—	—
Poland	91,288	91,288	—	—
Portugal	11,277	11,277	—	—
Russia	—	—	—	—
Singapore	362,421	362,421	—	—
South Africa	29,923	29,923	—	—
South Korea	1,005,784	1,005,784	—	—
Spain	188,166	188,166	—	—
Sweden	360,397	360,397	—	—
Switzerland	374,185	374,185	—	—
Taiwan	1,165,883	1,165,883	—	—
Thailand	433,058	433,058	—	—
Turkey	401,790	401,790	—	—
United Kingdom	823,412	823,412	—	—
United States	739,766	739,766	—	—
Preferred Stocks	134,026	134,026	—	—
Short-Term Investments	141,409	141,409	—	—
Total	$ 17,826,051	$ 17,826,051	$ —	$ —
Liabilities
Futures Contracts(2)	$ (3,552)	$ (3,552)	$ —	$ —
Total	$ (3,552)	$ (3,552)	$ —	$ —

(1)	For the year ended September 30, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
36

Hartford Multifactor Emerging Markets ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Brazil - 1.8%
2,465	Banco do Brasil SA	$ 23,236
1,979	Equatorial Energia SA	12,676
2,156	Raia Drogasil SA	11,897
4,407	Suzano SA	47,793
7,750	Telefonica Brasil SA	66,859
14,144	TIM SA	42,077
10,197	Vale SA ADR	136,640
		341,178
	Chile - 0.9%
216,915	Banco de Chile	21,972
494	Banco Santander Chile ADR	9,060
5,062	Cencosud SA	9,548
163,819	Colbun SA	22,188
14,221	Empresas CMPC SA	26,045
523,180	Enel Chile SA	31,624
909	Sociedad Quimica y Minera de Chile SA ADR	54,240
		174,677
	China - 22.9%
441,000	Agricultural Bank of China Ltd. Class H	164,421
10,100	Alibaba Group Holding Ltd.*	110,390
3,000	Anhui Conch Cement Co. Ltd. Class H	7,987
4,200	ANTA Sports Products Ltd.	47,272
476,000	Bank of China Ltd. Class H	166,530
221,000	Bank of Communications Co. Ltd. Class H	133,754
3,000	BYD Co. Ltd. Class H	92,698
236,000	China CITIC Bank Corp. Ltd. Class H	109,685
360,000	China Construction Bank Corp. Class H	203,170
153,000	China Everbright Bank Co. Ltd. Class H	45,909
21,000	China Life Insurance Co. Ltd. Class H	32,713
29,500	China Merchants Bank Co. Ltd. Class H	123,170
252,500	China Minsheng Banking Corp. Ltd. Class H	86,404
15,000	China Overseas Land & Investment Ltd.	31,104
32,200	China Pacific Insurance Group Co. Ltd. Class H	80,584
160,000	China Petroleum & Chemical Corp. Class H	87,438
226,000	China Railway Group Ltd. Class H	116,580
22,000	China Resources Land Ltd.	87,642
12,000	China Resources Power Holdings Co. Ltd.	22,891
38,500	China Shenhua Energy Co. Ltd. Class H	124,862
1,756,000	China Tower Corp. Ltd. Class H(1)	168,159
48,000	China Vanke Co. Ltd. Class H	52,953
101,000	CITIC Ltd.	92,852
158,000	COSCO SHIPPING Holdings Co. Ltd. Class H	161,997
120,000	CSPC Pharmaceutical Group Ltd.	87,949
3,600	ENN Energy Holdings Ltd.	29,878
21,000	GCL Technology Holdings Ltd.	3,915
4,000	Guangzhou Automobile Group Co. Ltd. Class H	1,977
14,800	Guotai Junan Securities Co. Ltd. Class H(1)	16,535
31,400	Haier Smart Home Co. Ltd. Class H	98,829
291,000	Industrial & Commercial Bank of China Ltd. Class H	140,078
5,956	JD.com, Inc. Class A	87,532
166,000	Lenovo Group Ltd.	171,048
7,500	Longfor Group Holdings Ltd.(1)	13,483
930	Meituan Class B*(1)	13,608
2,480	NetEase, Inc.	50,507
22,600	New China Life Insurance Co. Ltd. Class H	54,481
1,800	Nongfu Spring Co. Ltd. Class H(1)	10,342
403,000	People's Insurance Co. Group of China Ltd. Class H	144,593
248,000	PetroChina Co. Ltd. Class H	186,827
98,000	PICC Property & Casualty Co. Ltd. Class H	125,881
20,000	Ping An Insurance Group Co. of China Ltd. Class H	114,532
199,000	Postal Savings Bank of China Co. Ltd. Class H(1)	100,620
87,600	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	136,682
62,000	Sinopharm Group Co. Ltd. Class H	179,702
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	China - 22.9% - (continued)
2,100	Tencent Holdings Ltd.	$ 82,103
7,800	Tianqi Lithium Corp. Class H	43,672
529	Yum China Holdings, Inc.	29,841
14,000	Zijin Mining Group Co. Ltd. Class H	21,415
21,400	ZTE Corp. Class H	64,622
488	ZTO Express Cayman, Inc.	11,870
		4,373,687
	Hong Kong - 0.2%
118,000	Sino Biopharmaceutical Ltd.	42,639
	India - 16.7%
13,752	Apollo Tyres Ltd.	61,050
6,657	Aurobindo Pharma Ltd.	73,299
3,444	Axis Bank Ltd.	42,995
1,102	Bajaj Auto Ltd.	67,198
262	Balkrishna Industries Ltd.	8,070
33,514	Bank of Baroda	86,347
7,906	Bharti Airtel Ltd.	88,199
146	Britannia Industries Ltd.	7,977
6,424	Cipla Ltd.	91,760
44,846	Coal India Ltd.	159,421
252	Divi's Laboratories Ltd.	11,426
1,927	Dr Reddy's Laboratories Ltd. ADR	128,859
316	Eicher Motors Ltd.	13,117
2,441	Embassy Office Parks REIT	8,836
54,701	GAIL India Ltd.	81,945
6,747	HCL Technologies Ltd.	100,326
2,910	Hero MotoCorp Ltd.	107,135
9,448	Hindalco Industries Ltd.	56,051
1,613	Hindustan Unilever Ltd.	47,892
1,310	ICICI Bank Ltd. ADR	30,287
23,412	Indian Oil Corp. Ltd.	25,642
1,982	Indraprastha Gas Ltd.	10,856
5,472	Infosys Ltd. ADR	93,626
19,483	ITC Ltd.	104,264
3,015	Jindal Steel & Power Ltd.	25,464
2,432	JSW Steel Ltd.	22,832
2,382	Larsen & Toubro Ltd.	86,729
7,213	Mahindra & Mahindra Ltd.	135,003
798	Maruti Suzuki India Ltd.	101,965
753	Max Healthcare Institute Ltd.	5,145
399	Mphasis Ltd.	11,419
14	MRF Ltd.	18,089
36,819	NTPC Ltd.	108,873
33,830	Oil & Natural Gas Corp. Ltd.	78,157
9,422	Power Finance Corp. Ltd.*	28,581
37,688	Power Finance Corp. Ltd.	114,324
38,528	Power Grid Corp. of India Ltd.	92,677
41,076	REC Ltd.	142,161
11,104	Samvardhana Motherson International Ltd.	12,837
1,450	Shriram Finance Ltd.	33,514
3,570	State Bank of India	25,732
5,540	Sun Pharmaceutical Industries Ltd.	77,298
311	Tata Communications Ltd.	7,238
2,705	Tata Consultancy Services Ltd.	114,941
7,820	Tata Motors Ltd.	59,346
75,379	Tata Steel Ltd.	117,006
4,366	Tech Mahindra Ltd.	64,290
256	Titan Co. Ltd.	9,707
1,196	Torrent Pharmaceuticals Ltd.	27,784
369	Tube Investments of India Ltd.	13,279
2,023	TVS Motor Co. Ltd.	37,073

The accompanying notes are an integral part of these financial statements.
37

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	India - 16.7% - (continued)
34,242	Vedanta Ltd.	$ 91,768
4,067	Wipro Ltd. ADR	19,684
		3,189,494
	Indonesia - 3.7%
186,300	Adaro Energy Indonesia Tbk PT	34,355
297,600	Astra International Tbk PT	119,868
32,100	Bank Central Asia Tbk PT	18,329
149,400	Bank Mandiri Persero Tbk PT	58,242
105,000	Bank Negara Indonesia Persero Tbk PT	70,147
320,700	Bank Rakyat Indonesia Persero Tbk PT	108,422
27,600	Indah Kiat Pulp & Paper Tbk PT	19,823
21,000	Indofood CBP Sukses Makmur Tbk PT	15,049
189,700	Indofood Sukses Makmur Tbk PT	81,317
261,700	Kalbe Farma Tbk PT	29,717
214,300	Sumber Alfaria Trijaya Tbk PT	41,044
257,500	Telkom Indonesia Persero Tbk PT	62,480
30,800	United Tractors Tbk PT	56,299
		715,092
	Malaysia - 3.5%
74,200	CELCOMDIGI Bhd	69,060
69,046	CIMB Group Holdings Bhd	79,851
2,500	Heineken Malaysia Bhd	12,949
7,200	IHH Healthcare Bhd	8,971
3,300	Kuala Lumpur Kepong Bhd	15,041
51,344	Malayan Banking Bhd	96,121
10,400	Maxis Bhd	8,949
3,400	MISC Bhd	5,127
59,400	Petronas Chemicals Group Bhd	90,961
9,700	Petronas Gas Bhd	34,790
30,500	Public Bank Bhd	26,373
38,194	RHB Bank Bhd	44,171
7,300	Telekom Malaysia Bhd	7,618
54,500	Tenaga Nasional Bhd	115,959
16,200	TIME dotCom Bhd	18,700
92,900	YTL Corp. Bhd	30,075
		664,716
	Mexico - 3.1%
7,286	America Movil SAB de CV ADR	126,193
5,922	Arca Continental SAB de CV	54,103
1,090	Coca-Cola Femsa SAB de CV ADR	85,500
56,836	Fibra Uno Administracion SA de CV REIT	95,334
947	Fomento Economico Mexicano SAB de CV ADR	103,365
10,200	Grupo Bimbo SAB de CV Series A	49,173
6,914	Grupo Financiero Banorte SAB de CV Class O	58,114
11,084	Kimberly-Clark de Mexico SAB de CV Class A	22,132
		593,914
	Philippines - 2.4%
23,115	ACEN Corp.	2,006
38,618	Bank of the Philippine Islands	76,450
41,206	BDO Unibank, Inc.	103,350
14,540	International Container Terminal Services, Inc.	53,250
5,990	Jollibee Foods Corp.	24,288
9,070	Manila Electric Co.	58,996
55,230	Metropolitan Bank & Trust Co.	52,715
1,415	PLDT, Inc.	29,413
3,565	SM Investments Corp.	53,151
		453,619
	Poland - 2.2%
25	LPP SA	74,455
6,271	ORLEN SA	84,331
1,495	PGE Polska Grupa Energetyczna SA*	2,568
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Poland - 2.2% - (continued)
9,975	Powszechna Kasa Oszczednosci Bank Polski SA*	$ 79,342
18,215	Powszechny Zaklad Ubezpieczen SA	172,633
		413,329
	Russia - 0.0%
70,980	Gazprom PJSC*(2)	—
3,097	Gazprom PJSC ADR*(2)	—
310	LUKOIL PJSC*(2)	—
87	LUKOIL PJSC ADR*(2)	—
387	MMC Norilsk Nickel PJSC*(2)	—
7	MMC Norilsk Nickel PJSC ADR*(2)	—
64,472	Sberbank of Russia PJSC*(2)	—
172	Yandex NV Class A*(2)	—
		—
	South Africa - 3.3%
1,559	Absa Group Ltd.	14,468
21,570	FirstRand Ltd.	73,116
9,523	Gold Fields Ltd. ADR	103,420
18,427	Growthpoint Properties Ltd. REIT	10,319
1,910	Mr Price Group Ltd.	14,087
16,942	MTN Group Ltd.	101,484
54	Naspers Ltd. Class N	8,672
1,606	Nedbank Group Ltd.	17,248
11,861	Old Mutual Ltd.	7,593
5,889	Remgro Ltd.	46,419
581	Sasol Ltd.	8,050
651	Shoprite Holdings Ltd.	8,288
3,259	Sibanye Stillwater Ltd. ADR	20,108
11,596	Standard Bank Group Ltd.	113,083
21,424	Woolworths Holdings Ltd.	77,136
		623,491
	South Korea - 12.6%
2,600	Coway Co. Ltd.	79,576
3,005	DB HiTek Co. Ltd.	108,673
1,067	DB Insurance Co. Ltd.	70,691
2,432	Doosan Bobcat, Inc.	91,916
1,743	Hana Financial Group, Inc.	54,832
2,136	Hankook Tire & Technology Co. Ltd.	62,684
145	Hotel Shilla Co. Ltd.	9,101
542	Hyundai Glovis Co. Ltd.	74,066
655	Hyundai Mobis Co. Ltd.	116,739
736	Hyundai Motor Co.	104,231
85	Hyundai Steel Co.	2,397
63	KB Financial Group, Inc.	2,582
3,119	Kia Corp.	188,148
1,372	Korean Air Lines Co. Ltd.	22,114
3,393	KT Corp.	83,354
1,379	KT&G Corp.	88,193
173	Kumho Petrochemical Co. Ltd.	17,192
323	LG Corp.	20,059
1,265	LG Electronics, Inc.	94,589
249	LG Innotek Co. Ltd.	45,117
18,747	LG Uplus Corp.	143,930
262	LS Corp.	19,727
36	NCSoft Corp.	5,936
345	Orion Corp.	32,802
325	POSCO Holdings, Inc.	128,854
401	Samsung C&T Corp.	31,975
760	Samsung Electro-Mechanics Co. Ltd.	77,385
3,547	Samsung Electronics Co. Ltd.	179,795
703	Samsung Engineering Co. Ltd.*	15,759
565	Samsung Fire & Marine Insurance Co. Ltd.	109,073
268	Samsung Life Insurance Co. Ltd.	13,962

The accompanying notes are an integral part of these financial statements.
38

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	South Korea - 12.6% - (continued)
102	Samsung SDI Co. Ltd.	$ 38,702
866	Samsung SDS Co. Ltd.	86,767
617	Shinhan Financial Group Co. Ltd.	16,278
1,488	SK Hynix, Inc.	126,481
4,777	Woori Financial Group, Inc.	43,402
		2,407,082
	Taiwan - 15.8%
2,000	Accton Technology Corp.	30,545
37,000	Acer, Inc.	41,607
2,000	Advantech Co. Ltd.	21,375
42,000	ASE Technology Holding Co. Ltd.	142,470
3,000	Asustek Computer, Inc.	34,107
6,000	Catcher Technology Co. Ltd.	33,921
22,000	Cheng Shin Rubber Industry Co. Ltd.	28,965
43,000	Chicony Electronics Co. Ltd.	153,855
13,000	Chunghwa Telecom Co. Ltd.	46,716
58,000	Compal Electronics, Inc.	55,160
3,000	Delta Electronics, Inc.	30,158
9,000	Far EasTone Telecommunications Co. Ltd.	20,269
1,240	Feng TAY Enterprise Co. Ltd.	7,030
1,000	Fubon Financial Holding Co. Ltd.	1,880
1,000	Gigabyte Technology Co. Ltd.	8,720
3,000	Gold Circuit Electronics Ltd.	20,399
52,224	Hon Hai Precision Industry Co. Ltd.	168,253
5,000	International Games System Co. Ltd.	100,990
43,000	Inventec Corp.	65,272
45,000	King Yuan Electronics Co. Ltd.	105,946
500	Largan Precision Co. Ltd.	33,070
23,245	Lite-On Technology Corp.	87,491
8,000	Makalot Industrial Co. Ltd.	83,270
4,000	MediaTek, Inc.	91,077
16,000	Micro-Star International Co. Ltd.	81,287
10,000	Novatek Microelectronics Corp.	131,039
34,000	Pegatron Corp.	80,680
97,000	Pou Chen Corp.	86,091
20,000	Powerchip Semiconductor Manufacturing Corp.	16,450
23,000	Powertech Technology, Inc.	72,319
3,000	President Chain Store Corp.	24,396
54,000	Qisda Corp.	74,692
12,000	Quanta Computer, Inc.	89,032
6,000	Realtek Semiconductor Corp.	73,419
11,000	Sino-American Silicon Products, Inc.	53,500
21,484	SinoPac Financial Holdings Co. Ltd.	11,580
15,000	Synnex Technology International Corp.	29,786
22,000	Taishin Financial Holding Co. Ltd.	12,199
15,000	Taiwan Mobile Co. Ltd.	43,958
1,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	104,280
18,000	Tripod Technology Corp.	107,340
19,000	Unimicron Technology Corp.	102,121
28,000	Uni-President Enterprises Corp.	60,805
70,000	United Microelectronics Corp.	98,016
6,000	Vanguard International Semiconductor Corp.	12,639
28,000	Winbond Electronics Corp.	21,945
30,686	Wistron Corp.	96,486
1,000	Wiwynn Corp.	46,313
1,000	Yuanta Financial Holding Co. Ltd.	776
25,000	Zhen Ding Technology Holding Ltd.	76,207
		3,019,902
	Thailand - 4.1%
25,477	Advanced Info Service PCL NVDR	159,527
124,300	AP Thailand PCL NVDR	40,281
9,400	Bangchak Corp. PCL NVDR	10,584
94,900	Bangkok Dusit Medical Services PCL NVDR	69,717
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Thailand - 4.1% - (continued)
60,500	Banpu PCL NVDR(3)	$ 13,292
3,500	Bumrungrad Hospital PCL NVDR	25,760
24,300	CP ALL PCL NVDR	40,375
47,800	Home Product Center PCL NVDR	16,409
120,200	Krung Thai Bank PCL NVDR	62,720
8,500	PTT Exploration & Production PCL NVDR	39,918
30,200	PTT Oil & Retail Business PCL NVDR	15,510
75,300	PTT PCL NVDR	69,277
1,341,200	Sansiri PCL NVDR	62,249
8,700	SCB X PCL NVDR	24,490
5,800	Siam Cement PCL NVDR	47,945
99,200	Supalai PCL NVDR	54,759
149,200	WHA Corp. PCL NVDR	21,512
		774,325
	Turkey - 2.9%
94,745	Akbank TAS	115,636
7,703	BIM Birlesik Magazalar AS	77,185
2,037	Dogus Otomotiv Servis ve Ticaret AS	19,876
1,966	Ford Otomotiv Sanayi AS	60,597
7,963	Haci Omer Sabanci Holding AS	17,341
13,818	KOC Holding AS	73,941
10,774	Mavi Giyim Sanayi Ve Ticaret AS Class B(1)	44,291
1,768	Tofas Turk Otomobil Fabrikasi AS	19,057
2,690	Turk Hava Yollari AO*	23,794
4,397	Turkcell Iletisim Hizmetleri AS*	8,549
13,648	Turkiye Is Bankasi AS Class C	12,814
6,465	Turkiye Petrol Rafinerileri AS	37,495
15,064	Turkiye Sise ve Cam Fabrikalari AS	30,029
7,630	Yapi ve Kredi Bankasi AS	5,138
		545,743
	United Kingdom - 0.2%
2,382	Anglogold Ashanti PLC	37,636
1,131	Investec PLC	6,649
		44,285
	United States - 0.3%
15,120	JBS SA	54,527
	Total Common Stocks (cost $18,339,592)	$ 18,431,700
PREFERRED STOCKS - 3.2%
	Brazil - 2.7%
22,908	Banco Bradesco SA (Preference Shares)(4)	$ 65,449
15,109	Cia Energetica de Minas Gerais (Preference Shares)(4)	37,461
23,133	Gerdau SA (Preference Shares)(4)	111,524
14,721	Itau Unibanco Holding SA (Preference Shares)(4)	80,028
28,488	Itausa SA (Preference Shares)(4)	51,510
24,271	Petroleo Brasileiro SA (Preference Shares)(4)	167,975
		513,947
	Chile - 0.1%
11,626	Embotelladora Andina SA (Preference Shares)(4)	26,015

The accompanying notes are an integral part of these financial statements.
39

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 3.2% - (continued)
	Colombia - 0.4%
11,214	Bancolombia SA (Preference Shares)(4)		$ 75,056
	Total Preferred Stocks (cost $564,294)		$ 615,018
	Total Long-Term Investments (cost $18,903,886)		$ 19,046,718
	Total Investments (cost $18,903,886)	99.8%	$ 19,046,718
	Other Assets and Liabilities	0.2%	33,101
	Total Net Assets	100.0%	$ 19,079,819
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2023, the aggregate value of these securities was $367,038, representing 1.9% of net assets.
(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Currently no rate available.

Futures Contracts Outstanding at September 30, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index Future	2	12/15/2023	$ 95,550	$ (3,194)
Total futures contracts				$ (3,194)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
40

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 341,178	$ 341,178	$ —	$ —
Chile	174,677	174,677	—	—
China	4,373,687	4,373,687	—	—
Hong Kong	42,639	42,639	—	—
India	3,189,494	3,160,913	28,581	—
Indonesia	715,092	715,092	—	—
Malaysia	664,716	664,716	—	—
Mexico	593,914	593,914	—	—
Philippines	453,619	453,619	—	—
Poland	413,329	413,329	—	—
Russia	—	—	—	—
South Africa	623,491	623,491	—	—
South Korea	2,407,082	2,407,082	—	—
Taiwan	3,019,902	3,019,902	—	—
Thailand	774,325	774,325	—	—
Turkey	545,743	545,743	—	—
United Kingdom	44,285	44,285	—	—
United States	54,527	54,527	—	—
Preferred Stocks	615,018	615,018	—	—
Total	$ 19,046,718	$ 19,018,137	$ 28,581	$ —
Liabilities
Futures Contracts(2)	$ (3,194)	$ (3,194)	$ —	$ —
Total	$ (3,194)	$ (3,194)	$ —	$ —

(1)	For the year ended September 30, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
The accompanying notes are an integral part of these financial statements.
41

Hartford Multifactor Small Cap ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 1.4%
5,266	Garrett Motion, Inc.*	$ 41,496
781	LCI Industries	91,705
1,986	Patrick Industries, Inc.	149,069
4,826	Standard Motor Products, Inc.	162,250
813	Winnebago Industries, Inc.	48,333
		492,853
	Banks - 7.6%
1,801	American National Bankshares, Inc.	68,330
1,333	Ameris Bancorp	51,174
2,169	Associated Banc-Corp.	37,112
1,557	Banner Corp.	65,986
543	Capital City Bank Group, Inc.	16,198
874	Cathay General Bancorp	30,380
891	Central Pacific Financial Corp.	14,862
357	City Holding Co.	32,255
1,365	CNB Financial Corp.	24,720
482	Community Trust Bancorp, Inc.	16,513
646	Enterprise Financial Services Corp.	24,225
150	Esquire Financial Holdings, Inc.	6,853
571	Farmers National Banc Corp.	6,601
1,199	Financial Institutions, Inc.	20,179
91	First Bancorp	2,561
5,654	First BanCorp	76,103
4,343	First Busey Corp.	83,472
2,115	First Financial Corp.	71,508
1,899	First Hawaiian, Inc.	34,277
477	First Merchants Corp.	13,270
5,723	Fulton Financial Corp.	69,306
197	Great Southern Bancorp, Inc.	9,440
4,986	Hanmi Financial Corp.	80,923
725	Heartland Financial USA, Inc.	21,337
9,783	Heritage Commerce Corp.	82,862
3,118	Heritage Financial Corp.	50,855
2,997	Hilltop Holdings, Inc.	84,995
6,030	Hope Bancorp, Inc.	53,365
3,636	Independent Bank Corp.	66,684
2,440	International Bancshares Corp.	105,750
1,888	Midland States Bancorp, Inc.	38,780
1,722	NBT Bancorp, Inc.	54,570
6,065	Northeast Community Bancorp, Inc.	89,519
2,319	Northrim BanCorp, Inc.	91,879
5,533	Northwest Bancshares, Inc.	56,603
2,408	OceanFirst Financial Corp.	34,844
5,501	OFG Bancorp	164,260
357	Park National Corp.	33,744
776	Peoples Bancorp, Inc.	19,695
1,534	Preferred Bank	95,491
1,069	Renasant Corp.	27,997
3,349	S&T Bancorp, Inc.	90,691
689	Simmons First National Corp. Class A	11,685
4,483	Towne Bank	102,795
998	TriCo Bancshares	31,966
6,736	TrustCo Bank Corp. NY	183,825
1,244	Trustmark Corp.	27,032
3,340	Univest Financial Corp.	58,049
355	Washington Federal, Inc.	9,095
2,820	WesBanco, Inc.	68,864
		2,613,480
	Capital Goods - 7.0%
78	Alamo Group, Inc.	13,483
372	American Woodmark Corp.*	28,127
2,805	Apogee Enterprises, Inc.	132,059
2,150	Argan, Inc.	97,868
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Capital Goods - 7.0% - (continued)
1,043	BlueLinx Holdings, Inc.*	$ 85,620
801	Core & Main, Inc. Class A*	23,109
1,872	Encore Wire Corp.	341,565
115	Federal Signal Corp.	6,869
3,132	GMS, Inc.*	200,354
10,797	Hudson Technologies, Inc.*	143,600
1,099	IES Holdings, Inc.*	72,391
1,870	Insteel Industries, Inc.	60,700
185	Kadant, Inc.	41,727
199	Limbach Holdings, Inc.*	6,314
2,148	LSI Industries, Inc.	34,110
353	McGrath RentCorp	35,385
2,053	Miller Industries, Inc.	80,498
397	MYR Group, Inc.*	53,500
898	Preformed Line Products Co.	145,997
3,914	Quanex Building Products Corp.	110,257
8,362	Rush Enterprises, Inc. Class A	341,421
81	Standex International Corp.	11,801
1,238	Tennant Co.	91,798
910	Veritiv Corp.	153,699
3,915	Wabash National Corp.	82,685
		2,394,937
	Commercial & Professional Services - 4.4%
876	Barrett Business Services, Inc.	79,050
3,194	Brady Corp. Class A	175,415
1,647	CSG Systems International, Inc.	84,195
1,533	Deluxe Corp.	28,958
7,525	Ennis, Inc.	159,681
556	Healthcare Services Group, Inc.	5,799
4,896	Heidrick & Struggles International, Inc.	122,498
7,278	HNI Corp.	252,037
4,294	Kelly Services, Inc. Class A	78,108
3,098	Kforce, Inc.	184,827
1,232	RCM Technologies, Inc.*	24,073
14,857	Resources Connection, Inc.	221,518
1,072	Steelcase, Inc. Class A	11,974
548	TrueBlue, Inc.*	8,039
345	UniFirst Corp.	56,238
		1,492,410
	Consumer Discretionary Distribution & Retail - 5.0%
7,413	Aaron's Co., Inc.	77,614
8,113	Buckle, Inc.	270,893
2,032	Build-A-Bear Workshop, Inc.	59,761
3,300	Caleres, Inc.	94,908
1,426	Camping World Holdings, Inc. Class A(1)	29,105
650	Dillard's, Inc. Class A	215,026
759	Group 1 Automotive, Inc.	203,951
8,257	Haverty Furniture Cos., Inc.	237,636
1,837	Hibbett, Inc.	87,276
301	J Jill, Inc.*	8,910
598	MarineMax, Inc.*	19,626
2,208	Nordstrom, Inc.	32,988
1,233	ODP Corp.*	56,903
54	Penske Automotive Group, Inc.	9,021
1,239	Shoe Carnival, Inc.	29,773
638	Signet Jewelers Ltd.	45,815
7,688	Upbound Group, Inc.	226,412
		1,705,618
	Consumer Durables & Apparel - 6.4%
1,572	Acushnet Holdings Corp.	83,379
618	Carter's, Inc.	42,735
1,030	Century Communities, Inc.	68,783

The accompanying notes are an integral part of these financial statements.
42

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Consumer Durables & Apparel - 6.4% - (continued)
1,395	Dream Finders Homes, Inc. Class A*	$ 31,011
9,134	Ethan Allen Interiors, Inc.	273,107
553	Green Brick Partners, Inc.*	22,955
343	JAKKS Pacific, Inc.*	6,376
1,256	Johnson Outdoors, Inc. Class A	68,691
3,775	Kontoor Brands, Inc.	165,760
6,093	La-Z-Boy, Inc.	188,152
8,409	Levi Strauss & Co. Class A	114,194
1,230	M/I Homes, Inc.*	103,369
5,279	MDC Holdings, Inc.	217,653
7,689	Movado Group, Inc.	210,294
1,584	Oxford Industries, Inc.	152,270
12,370	Smith & Wesson Brands, Inc.	159,697
561	Steven Madden Ltd.	17,823
4,174	Sturm Ruger & Co., Inc.	217,549
2,238	Tri Pointe Homes, Inc.*	61,209
		2,205,007
	Consumer Services - 1.0%
12,365	Perdoceo Education Corp.	211,441
2,926	Stride, Inc.*	131,758
		343,199
	Consumer Staples Distribution & Retail - 2.3%
1,270	Andersons, Inc.	65,418
4,070	Ingles Markets, Inc. Class A	306,593
301	PriceSmart, Inc.	22,403
5,951	SpartanNash Co.	130,922
4,084	Weis Markets, Inc.	257,292
		782,628
	Energy - 2.3%
1,092	California Resources Corp.	61,163
2,424	CNX Resources Corp.*	54,734
4,222	Comstock Resources, Inc.	46,569
2,008	CONSOL Energy, Inc.	210,659
4,532	CVR Energy, Inc.	154,224
555	Dorian LPG Ltd.	15,945
19,956	Evolution Petroleum Corp.	136,499
245	Gulfport Energy Corp.*	29,072
255	Par Pacific Holdings, Inc.*	9,165
2,498	Peabody Energy Corp.	64,923
380	Riley Exploration Permian, Inc.	12,080
		795,033
	Equity Real Estate Investment Trusts (REITs) - 3.4%
72	Alexander's, Inc. REIT	13,121
6,984	Alpine Income Property Trust, Inc. REIT	114,258
3,799	Armada Hoffler Properties, Inc. REIT	38,902
1,780	Brandywine Realty Trust REIT	8,081
1,850	Broadstone Net Lease, Inc. REIT	26,455
3,499	BRT Apartments Corp. REIT	60,428
403	Centerspace REIT	24,285
3,440	COPT Defense Properties REIT	81,975
6,378	CTO Realty Growth, Inc. REIT	103,387
23,527	Diversified Healthcare Trust REIT	45,642
771	Easterly Government Properties, Inc. REIT	8,813
558	Empire State Realty Trust, Inc. Class A, REIT	4,486
1,619	EPR Properties REIT	67,253
8,017	Equity Commonwealth REIT	147,272
3,566	Getty Realty Corp. REIT	98,885
2,416	Global Net Lease, Inc. REIT	23,218
100	Innovative Industrial Properties, Inc. REIT	7,566
1,734	LTC Properties, Inc. REIT	55,714
11,226	LXP Industrial Trust REIT	99,912
2,576	Physicians Realty Trust REIT	31,402
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Equity Real Estate Investment Trusts (REITs) - 3.4% - (continued)
3,818	Piedmont Office Realty Trust, Inc. Class A, REIT	$ 21,457
5,520	RPT Realty REIT	58,291
662	UMH Properties, Inc. REIT	9,281
		1,150,084
	Financial Services - 3.8%
4,096	A-Mark Precious Metals, Inc.	120,136
343	Arbor Realty Trust, Inc. REIT	5,207
1,044	Bread Financial Holdings, Inc.	35,705
497	Cass Information Systems, Inc.	18,513
5,682	Chicago Atlantic Real Estate Finance, Inc. REIT	83,639
5,308	Enact Holdings, Inc.	144,537
431	EVERTEC, Inc.	16,025
4,030	EZCORP, Inc. Class A*	33,247
1,451	Franklin BSP Realty Trust, Inc. REIT	19,211
9,298	Jackson Financial, Inc. Class A	355,370
323	Merchants Bancorp	8,954
3,726	Oppenheimer Holdings, Inc. Class A	142,743
199	PennyMac Financial Services, Inc.	13,253
2,309	PROG Holdings, Inc.*	76,682
2,285	TPG, Inc.	68,824
12,960	UWM Holdings Corp.(1)	62,856
3,197	Virtu Financial, Inc. Class A	55,212
3,956	Waterstone Financial, Inc.	43,318
		1,303,432
	Food, Beverage & Tobacco - 3.0%
7,379	Cal-Maine Foods, Inc.	357,291
356	Coca-Cola Consolidated, Inc.	226,530
2,586	John B Sanfilippo & Son, Inc.	255,497
1,440	Universal Corp.	67,982
12,912	Vector Group Ltd.	137,384
		1,044,684
	Health Care Equipment & Services - 9.6%
991	Addus HomeCare Corp.*	84,423
123	Atrion Corp.	50,820
1,229	Avanos Medical, Inc.*	24,850
4,759	Computer Programs & Systems, Inc.*	75,859
953	CorVel Corp.*	187,407
13,818	Cross Country Healthcare, Inc.*	342,548
12,701	Embecta Corp.	191,150
9,777	GoodRx Holdings, Inc. Class A*	55,045
3,110	HealthStream, Inc.	67,114
288	Integer Holdings Corp.*	22,588
1,605	iRadimed Corp.	71,214
3,046	LeMaitre Vascular, Inc.	165,946
1,992	National HealthCare Corp.	127,448
2,465	National Research Corp.	109,372
2,760	NextGen Healthcare, Inc.*	65,495
31,707	OraSure Technologies, Inc.*	188,023
4,255	Owens & Minor, Inc.*	68,761
11,638	Patterson Cos., Inc.	344,950
11,509	Premier, Inc. Class A	247,444
1,627	Select Medical Holdings Corp.	41,114
3,995	Semler Scientific, Inc.*	101,353
5,909	Tactile Systems Technology, Inc.*	83,021
1,436	UFP Technologies, Inc.*	231,842
4,105	Varex Imaging Corp.*	77,133
10,273	Veradigm, Inc.*	134,987
14,232	Zynex, Inc.*	113,856
		3,273,763
	Household & Personal Products - 0.9%
2,394	Medifast, Inc.	179,191

The accompanying notes are an integral part of these financial statements.
43

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Household & Personal Products - 0.9% - (continued)
261	Nu Skin Enterprises, Inc. Class A	$ 5,536
1,754	Oil-Dri Corp. of America	108,309
		293,036
	Insurance - 4.1%
3,629	American Equity Investment Life Holding Co.*	194,660
9,118	CNO Financial Group, Inc.	216,370
4,917	Employers Holdings, Inc.	196,434
32,177	Genworth Financial, Inc. Class A*	188,557
2,193	Horace Mann Educators Corp.	64,430
543	National Western Life Group, Inc. Class A	237,557
1,667	Safety Insurance Group, Inc.	113,673
4,733	Stewart Information Services Corp.	207,306
		1,418,987
	Materials - 7.1%
2,797	AdvanSix, Inc.	86,931
1,479	Alpha Metallurgical Resources, Inc.	384,141
2,174	Arch Resources, Inc.	371,015
3,326	Core Molding Technologies, Inc.*	94,758
6,088	FutureFuel Corp.	43,651
3,679	Greif, Inc. Class A	245,794
1,809	Mercer International, Inc.	15,521
1,459	Myers Industries, Inc.	26,160
351	NewMarket Corp.	159,719
1,492	Olympic Steel, Inc.	83,865
14,792	Ramaco Resources, Inc. Class A	162,564
6,844	Ryerson Holding Corp.	199,092
52	Stepan Co.	3,898
15,847	SunCoke Energy, Inc.	160,847
598	Sylvamo Corp.	26,276
6,385	Warrior Met Coal, Inc.	326,146
873	Worthington Industries, Inc.	53,969
		2,444,347
	Media & Entertainment - 2.6%
1,802	Cargurus, Inc.*	31,571
4,233	Entravision Communications Corp. Class A	15,450
3,823	John Wiley & Sons, Inc. Class A	142,101
8,896	Playstudios, Inc.*	28,289
3,794	Scholastic Corp.	144,703
13,382	Sciplay Corp. Class A*	304,708
794	Shutterstock, Inc.	30,212
2,782	Sinclair, Inc.	31,214
5,771	TEGNA, Inc.	84,084
4,543	Thryv Holdings, Inc.*	85,272
		897,604
	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
5,204	ACADIA Pharmaceuticals, Inc.*	108,451
6,453	Amphastar Pharmaceuticals, Inc.*	296,774
523	Arcturus Therapeutics Holdings, Inc.*	13,363
45,755	Assertio Holdings, Inc.*	117,133
18,884	Catalyst Pharmaceuticals, Inc.*	220,754
4,820	Collegium Pharmaceutical, Inc.*	107,727
10,322	Corcept Therapeutics, Inc.*	281,223
15,260	Dynavax Technologies Corp.*	225,390
6,234	Eagle Pharmaceuticals, Inc.*	98,310
2,499	Harmony Biosciences Holdings, Inc.*	81,892
3,600	Harrow Health, Inc.*	51,732
2,758	Harvard Bioscience, Inc.*	11,859
13,069	Innoviva, Inc.*	169,766
15,454	Ironwood Pharmaceuticals, Inc.*	148,822
12,233	Kiniksa Pharmaceuticals Ltd. Class A*	212,487
2,286	Maravai LifeSciences Holdings, Inc. Class A*	22,860
12,673	Organogenesis Holdings, Inc.*	40,300
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.9% - (continued)
6,738	Phibro Animal Health Corp. Class A	$ 86,044
3,408	Point Biopharma Global, Inc.*	22,731
2,972	Prestige Consumer Healthcare, Inc.*	169,969
27,603	SIGA Technologies, Inc.	144,916
6,845	Supernus Pharmaceuticals, Inc.*	188,717
3,198	UroGen Pharma Ltd.*	44,804
1,217	Vir Biotechnology, Inc.*	11,403
19,601	Voyager Therapeutics, Inc.*	151,908
1,949	Zymeworks, Inc.*	12,357
		3,041,692
	Real Estate Management & Development - 1.5%
6,521	Forestar Group, Inc.*	175,676
8,012	Kennedy-Wilson Holdings, Inc.	118,097
2,484	Marcus & Millichap, Inc.	72,880
2,638	Newmark Group, Inc. Class A	16,962
5,984	RMR Group, Inc. Class A	146,728
		530,343
	Semiconductors & Semiconductor Equipment - 2.3%
11,444	Amkor Technology, Inc.	258,634
357	Cohu, Inc.*	12,295
5,001	Kulicke & Soffa Industries, Inc.	243,199
786	NVE Corp.	64,562
9,833	Photronics, Inc.*	198,725
		777,415
	Software & Services - 2.0%
9,825	A10 Networks, Inc.	147,670
10,470	Adeia, Inc.	111,820
7,590	Hackett Group, Inc.	179,048
2,240	InterDigital, Inc.	179,737
1,393	Progress Software Corp.	73,244
		691,519
	Technology Hardware & Equipment - 5.9%
5,290	Bel Fuse, Inc. Class B	252,439
5,684	Benchmark Electronics, Inc.	137,894
2,395	Climb Global Solutions, Inc.	103,009
949	CompoSecure, Inc.*	6,121
1,650	Daktronics, Inc.*	14,718
4,180	ePlus, Inc.*	265,513
2,859	Immersion Corp.	18,898
809	Kimball Electronics, Inc.*	22,150
797	Methode Electronics, Inc.	18,211
1,191	OSI Systems, Inc.*	140,586
1,853	PC Connection, Inc.	98,913
639	Plexus Corp.*	59,414
12,719	Richardson Electronics Ltd.	139,019
4,764	Sanmina Corp.*	258,590
3,161	ScanSource, Inc.*	95,810
12,807	Vishay Intertechnology, Inc.	316,589
2,120	Vishay Precision Group, Inc.*	71,190
		2,019,064
	Telecommunication Services - 1.1%
1,061	Cogent Communications Holdings, Inc.	65,676
4,273	EchoStar Corp. Class A*	71,573
1,576	IDT Corp. Class B*	34,751
14,398	Spok Holdings, Inc.	205,459
		377,459
	Transportation - 5.2%
1,713	ArcBest Corp.	174,126
3,045	Covenant Logistics Group, Inc.	133,523
4,384	Eagle Bulk Shipping, Inc.	184,260
8,853	Genco Shipping & Trading Ltd.	123,853

The accompanying notes are an integral part of these financial statements.
44

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.7% - (continued)
	Transportation - 5.2% - (continued)
2,346	Hub Group, Inc. Class A*		$ 184,255
3,334	Marten Transport Ltd.		65,713
2,461	Matson, Inc.		218,340
18,818	Pangaea Logistics Solutions Ltd.		110,650
12,095	Schneider National, Inc. Class B		334,911
3,592	Universal Logistics Holdings, Inc.		90,447
4,354	Werner Enterprises, Inc.		169,588
			1,789,666
	Utilities - 0.9%
720	Avista Corp.		23,306
8,504	Genie Energy Ltd. Class B		125,264
185	Northwest Natural Holding Co.		7,060
1,193	Otter Tail Corp.		90,572
1,045	Unitil Corp.		44,632
			290,834
	Total Common Stocks (cost $34,698,997)		$ 34,169,094
SHORT-TERM INVESTMENTS - 0.2%
	Securities Lending Collateral - 0.2%
10,666	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.24%(2)		$ 10,666
35,552	HSBC U.S. Government Money Market Fund, Institutional Class, 5.28%(2)		35,552
10,666	Invesco Government & Agency Portfolio, Institutional Class, 5.26%(2)		10,666
10,666	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(2)		10,666
	Total Short-Term Investments (cost $67,550)		$ 67,550
	Total Investments (cost $34,766,547)	99.9%	$ 34,236,644
	Other Assets and Liabilities	0.1%	35,120
	Total Net Assets	100.0%	$ 34,271,764
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000	1	12/15/2023	$ 89,930	$ (3,690)
Total futures contracts				$ (3,690)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
45

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 492,853	$ 492,853	$ —	$ —
Banks	2,613,480	2,613,480	—	—
Capital Goods	2,394,937	2,394,937	—	—
Commercial & Professional Services	1,492,410	1,492,410	—	—
Consumer Discretionary Distribution & Retail	1,705,618	1,705,618	—	—
Consumer Durables & Apparel	2,205,007	2,205,007	—	—
Consumer Services	343,199	343,199	—	—
Consumer Staples Distribution & Retail	782,628	782,628	—	—
Energy	795,033	795,033	—	—
Equity Real Estate Investment Trusts (REITs)	1,150,084	1,150,084	—	—
Financial Services	1,303,432	1,303,432	—	—
Food, Beverage & Tobacco	1,044,684	1,044,684	—	—
Health Care Equipment & Services	3,273,763	3,273,763	—	—
Household & Personal Products	293,036	293,036	—	—
Insurance	1,418,987	1,418,987	—	—
Materials	2,444,347	2,444,347	—	—
Media & Entertainment	897,604	897,604	—	—
Pharmaceuticals, Biotechnology & Life Sciences	3,041,692	3,041,692	—	—
Real Estate Management & Development	530,343	530,343	—	—
Semiconductors & Semiconductor Equipment	777,415	777,415	—	—
Software & Services	691,519	691,519	—	—
Technology Hardware & Equipment	2,019,064	2,019,064	—	—
Telecommunication Services	377,459	377,459	—	—
Transportation	1,789,666	1,789,666	—	—
Utilities	290,834	290,834	—	—
Short-Term Investments	67,550	67,550	—	—
Total	$ 34,236,644	$ 34,236,644	$ —	$ —
Liabilities
Futures Contracts(2)	$ (3,690)	$ (3,690)	$ —	$ —
Total	$ (3,690)	$ (3,690)	$ —	$ —

(1)	For the year ended September 30, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
46

Hartford Multifactor US Equity ETF
Schedule of Investments
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Automobiles & Components - 0.5%
12,573	BorgWarner, Inc.	$ 507,572
24,847	Gentex Corp.	808,522
5,187	Thor Industries, Inc.	493,439
		1,809,533
	Banks - 2.1%
84,207	Bank of America Corp.	2,305,588
2,050	Citigroup, Inc.	84,317
30,103	JP Morgan Chase & Co.	4,365,537
126,804	New York Community Bancorp, Inc.	1,437,957
		8,193,399
	Capital Goods - 7.6%
6,122	3M Co.	573,142
5,483	AAON, Inc.	311,818
30,230	Allison Transmission Holdings, Inc.	1,785,384
847	AMETEK, Inc.	125,153
5,194	Builders FirstSource, Inc.*	646,601
9,780	BWX Technologies, Inc.	733,304
11,100	Carrier Global Corp.	612,720
1,859	Caterpillar, Inc.	507,507
4,465	Cummins, Inc.	1,020,074
1,148	Donaldson Co., Inc.	68,467
2,653	Eaton Corp. PLC	565,832
4,963	EMCOR Group, Inc.	1,044,166
20,890	Fastenal Co.	1,141,430
10,686	Ferguson PLC	1,757,526
3,477	Fortive Corp.	257,854
739	General Dynamics Corp.	163,297
2,270	General Electric Co.	250,948
1,591	Graco, Inc.	115,952
4,132	Hubbell, Inc.	1,295,010
978	Huntington Ingalls Industries, Inc.	200,079
617	IDEX Corp.	128,348
5,229	Illinois Tool Works, Inc.	1,204,291
5,798	Johnson Controls International PLC	308,512
1,458	Lennox International, Inc.	545,934
4,561	Lincoln Electric Holdings, Inc.	829,144
1,928	Lockheed Martin Corp.	788,475
14,412	Masco Corp.	770,321
17,154	MSC Industrial Direct Co., Inc. Class A	1,683,665
4,790	Mueller Industries, Inc.	360,016
1,922	Northrop Grumman Corp.	846,045
9,092	Otis Worldwide Corp.	730,178
4,496	Owens Corning	613,299
20,386	PACCAR, Inc.	1,733,218
4,755	Pentair PLC	307,886
600	Quanta Services, Inc.	112,242
1,696	Rockwell Automation, Inc.	484,836
3,557	Simpson Manufacturing Co., Inc.	532,874
2,830	Snap-on, Inc.	721,820
2,826	Toro Co.	234,841
2,162	Trane Technologies PLC	438,691
3,772	UFP Industries, Inc.	386,253
3,633	Watsco, Inc.	1,372,257
1,399	Watts Water Technologies, Inc. Class A	241,775
1,876	WW Grainger, Inc.	1,297,892
		29,849,077
	Commercial & Professional Services - 2.3%
9,989	Booz Allen Hamilton Holding Corp.	1,091,498
380	Broadridge Financial Solutions, Inc.	68,039
2,314	CACI International, Inc. Class A*	726,434
1,257	Cintas Corp.	604,630
6,592	Copart, Inc.*	284,049
3,839	FTI Consulting, Inc.*	684,916
1,631	Maximus, Inc.	121,803
3,107	MSA Safety, Inc.	489,819
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Commercial & Professional Services - 2.3% - (continued)
6,922	Republic Services, Inc.	$ 986,454
23,329	Rollins, Inc.	870,872
5,562	Science Applications International Corp.	587,013
2,103	TriNet Group, Inc.*	244,957
4,290	Verisk Analytics, Inc.	1,013,470
3,023	Waste Connections, Inc.	405,989
6,117	Waste Management, Inc.	932,475
		9,112,418
	Consumer Discretionary Distribution & Retail - 4.2%
16,664	Amazon.com, Inc.*	2,118,328
6,229	AutoNation, Inc.*	943,071
417	AutoZone, Inc.*	1,059,176
2,458	Best Buy Co., Inc.	170,757
5,302	Dick's Sporting Goods, Inc.	575,691
4,555	Genuine Parts Co.	657,651
12,602	Home Depot, Inc.	3,807,820
5,662	Lowe's Cos., Inc.	1,176,790
7,232	Murphy USA, Inc.	2,471,391
2,249	O'Reilly Automotive, Inc.*	2,044,026
6,146	TJX Cos., Inc.	546,256
3,410	Tractor Supply Co.	692,401
889	Williams-Sonoma, Inc.	138,151
		16,401,509
	Consumer Durables & Apparel - 2.6%
11,484	DR Horton, Inc.	1,234,185
2,333	Hasbro, Inc.	154,305
9,660	KB Home	447,065
6,545	Lennar Corp. Class A	734,545
9,264	Mattel, Inc.*	204,086
7,348	Meritage Homes Corp.	899,322
223	NVR, Inc.*	1,329,816
6,353	Polaris, Inc.	661,601
19,879	PulteGroup, Inc.	1,472,040
8,406	Ralph Lauren Corp.	975,852
25,406	Skechers USA, Inc. Class A*	1,243,624
11,000	Toll Brothers, Inc.	813,560
		10,170,001
	Consumer Services - 2.2%
161	Booking Holdings, Inc.*	496,516
133	Chipotle Mexican Grill, Inc.*	243,633
6,263	Darden Restaurants, Inc.	896,987
2,269	Domino's Pizza, Inc.	859,474
592	Duolingo, Inc.*	98,195
16,986	McDonald's Corp.	4,474,792
509	Starbucks Corp.	46,456
1,946	Texas Roadhouse, Inc.	187,011
11,806	Yum! Brands, Inc.	1,475,042
		8,778,106
	Consumer Staples Distribution & Retail - 3.0%
55,312	Albertsons Cos., Inc. Class A	1,258,348
2,988	Casey's General Stores, Inc.	811,302
5,003	Costco Wholesale Corp.	2,826,495
41,971	Kroger Co.	1,878,202
29,375	Sprouts Farmers Market, Inc.*	1,257,250
24,428	Walmart, Inc.	3,906,770
		11,938,367
	Energy - 3.2%
5,525	Baker Hughes Co.	195,143
3,468	Cheniere Energy, Inc.	575,549
21,429	Chevron Corp.	3,613,358
2,598	ConocoPhillips	311,240
28,122	Coterra Energy, Inc.	760,700
5,033	EOG Resources, Inc.	637,983
31,500	Exxon Mobil Corp.	3,703,770

The accompanying notes are an integral part of these financial statements.
47

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Energy - 3.2% - (continued)
6,635	Marathon Petroleum Corp.	$ 1,004,141
5,070	Phillips 66	609,161
1,724	Pioneer Natural Resources Co.	395,744
1,566	Valero Energy Corp.	221,918
16,946	Williams Cos., Inc.	570,911
		12,599,618
	Equity Real Estate Investment Trusts (REITs) - 2.8%
7,235	Agree Realty Corp. REIT	399,661
11,999	American Homes 4 Rent Class A, REIT	404,246
21,833	Americold Realty Trust, Inc. REIT	663,942
2,718	AvalonBay Communities, Inc. REIT	466,789
6,107	Digital Realty Trust, Inc. REIT	739,069
1,684	EastGroup Properties, Inc. REIT	280,437
1,462	Equinix, Inc. REIT	1,061,792
734	Equity LifeStyle Properties, Inc. REIT	46,763
1,102	Equity Residential REIT	64,698
4,162	First Industrial Realty Trust, Inc. REIT	198,070
7,303	Gaming & Leisure Properties, Inc. REIT	332,652
14,503	Invitation Homes, Inc. REIT	459,600
19,506	Iron Mountain, Inc. REIT	1,159,632
24,945	Omega Healthcare Investors, Inc. REIT	827,176
1,920	Phillips Edison & Co., Inc. REIT	64,397
15,929	PotlatchDeltic Corp. REIT	723,017
2,358	Public Storage REIT	621,380
13,413	Realty Income Corp. REIT	669,845
1,931	Spirit Realty Capital, Inc. REIT	64,746
21,544	STAG Industrial, Inc. REIT	743,484
12,136	VICI Properties, Inc. REIT	353,158
5,150	Welltower, Inc. REIT	421,888
14,051	Weyerhaeuser Co. REIT	430,804
879	WP Carey, Inc. REIT	47,536
		11,244,782
	Financial Services - 4.2%
11,475	Berkshire Hathaway, Inc. Class B*	4,019,692
10,167	Cboe Global Markets, Inc.	1,588,187
5,458	CME Group, Inc.	1,092,801
855	FactSet Research Systems, Inc.	373,857
2,210	Fiserv, Inc.*	249,642
6,016	Houlihan Lokey, Inc.	644,434
1,043	Interactive Brokers Group, Inc. Class A	90,282
4,600	Intercontinental Exchange, Inc.	506,092
6,290	Mastercard, Inc. Class A	2,490,274
11,379	MGIC Investment Corp.	189,916
1,428	Moody's Corp.	451,491
43,048	Radian Group, Inc.	1,080,935
4,775	Tradeweb Markets, Inc. Class A	382,955
11,946	Visa, Inc. Class A	2,747,699
3,098	Voya Financial, Inc.	205,862
32,120	Western Union Co.	423,342
		16,537,461
	Food, Beverage & Tobacco - 3.3%
19,452	Altria Group, Inc.	817,957
1,103	Archer-Daniels-Midland Co.	83,188
54,002	Coca-Cola Co.	3,023,032
14,261	Flowers Foods, Inc.	316,309
6,885	General Mills, Inc.	440,571
3,358	Hershey Co.	671,869
6,340	Ingredion, Inc.	623,856
381	J M Smucker Co.	46,829
19,522	Kellogg Co.	1,161,754
2,686	McCormick & Co., Inc.	203,169
10,380	Mondelez International, Inc. Class A	720,372
2,916	Monster Beverage Corp.*	154,402
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Food, Beverage & Tobacco - 3.3% - (continued)
23,862	PepsiCo., Inc.	$ 4,043,177
8,489	Philip Morris International, Inc.	785,912
		13,092,397
	Health Care Equipment & Services - 6.6%
10,477	Abbott Laboratories	1,014,697
10,669	AMN Healthcare Services, Inc.*	908,785
12,312	Baxter International, Inc.	464,655
5,986	Becton Dickinson & Co.	1,547,560
13,132	Boston Scientific Corp.*	693,370
22,327	Cardinal Health, Inc.	1,938,430
13,516	Cencora, Inc.	2,432,474
1,322	Chemed Corp.	687,043
2,612	Cigna Group	747,215
856	Cooper Cos., Inc.	272,216
3,107	CVS Health Corp.	216,931
537	DaVita, Inc.*	50,763
1,730	Elevance Health, Inc.	753,277
8,779	Encompass Health Corp.	589,598
4,158	Haemonetics Corp.*	372,474
1,776	HCA Healthcare, Inc.	436,860
5,984	Henry Schein, Inc.*	444,312
10,360	Hologic, Inc.*	718,984
2,481	Humana, Inc.	1,207,056
219	IDEXX Laboratories, Inc.*	95,762
5,113	Laboratory Corp. of America Holdings	1,027,969
4,565	McKesson Corp.	1,985,090
10,635	Medtronic PLC	833,358
9,173	Quest Diagnostics, Inc.	1,117,822
479	ResMed, Inc.	70,830
647	STERIS PLC	141,965
1,944	Stryker Corp.	531,237
8,157	UnitedHealth Group, Inc.	4,112,678
5,294	Zimmer Biomet Holdings, Inc.	594,093
		26,007,504
	Household & Personal Products - 2.0%
11,476	Church & Dwight Co., Inc.	1,051,546
5,856	Clorox Co.	767,487
13,096	Colgate-Palmolive Co.	931,257
8,870	Kimberly-Clark Corp.	1,071,939
27,309	Procter & Gamble Co.	3,983,291
		7,805,520
	Insurance - 4.8%
17,294	Aflac, Inc.	1,327,314
2,505	Allstate Corp.	279,082
8,117	American International Group, Inc.	491,890
2,583	Aon PLC Class A	837,460
21,220	Arch Capital Group Ltd.*	1,691,446
5,074	Arthur J Gallagher & Co.	1,156,517
2,519	Assurant, Inc.	361,678
912	Axis Capital Holdings Ltd.	51,409
9,033	Brown & Brown, Inc.	630,865
3,862	Chubb Ltd.	803,991
1,752	Everest Group Ltd.	651,166
5,534	First American Financial Corp.	312,616
1,348	Globe Life, Inc.	146,568
4,530	Loews Corp.	286,794
576	Markel Group, Inc.*	848,154
7,671	Marsh & McLennan Cos., Inc.	1,459,791
46,156	Old Republic International Corp.	1,243,443
1,272	Primerica, Inc.	246,781
2,125	Progressive Corp.	296,013
1,773	Reinsurance Group of America, Inc.	257,422
902	RenaissanceRe Holdings Ltd.	178,524
5,910	RLI Corp.	803,110
4,980	Selective Insurance Group, Inc.	513,787

The accompanying notes are an integral part of these financial statements.
48

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Insurance - 4.8% - (continued)
7,970	Travelers Cos., Inc.	$ 1,301,581
19,508	Unum Group	959,599
776	White Mountains Insurance Group Ltd.	1,160,655
2,192	Willis Towers Watson PLC	458,040
		18,755,696
	Materials - 2.7%
2,532	Air Products & Chemicals, Inc.	717,569
3,739	AptarGroup, Inc.	467,525
5,176	Commercial Metals Co.	255,746
1,694	Eagle Materials, Inc.	282,085
1,393	Ecolab, Inc.	235,974
2,454	International Paper Co.	87,043
2,385	Linde PLC	888,055
4,465	LyondellBasell Industries NV Class A	422,836
6,961	Newmont Corp.	257,209
7,397	Packaging Corp. of America	1,135,809
1,937	PPG Industries, Inc.	251,423
8,371	Reliance Steel & Aluminum Co.	2,195,127
2,351	Royal Gold, Inc.	249,982
12,293	RPM International, Inc.	1,165,499
7,087	Sherwin-Williams Co.	1,807,539
1,841	Sonoco Products Co.	100,058
342	Vulcan Materials Co.	69,091
		10,588,570
	Media & Entertainment - 5.7%
28,061	Activision Blizzard, Inc.	2,627,351
31,499	Alphabet, Inc. Class A*	4,121,959
1,283	Charter Communications, Inc. Class A*	564,289
49,377	Comcast Corp. Class A	2,189,376
21,077	Electronic Arts, Inc.	2,537,671
13,862	Fox Corp. Class A	432,494
13,360	Meta Platforms, Inc. Class A*	4,010,806
25,232	New York Times Co. Class A	1,039,558
11,983	Omnicom Group, Inc.	892,494
192,440	Sirius XM Holdings, Inc.(1)	869,829
10,410	Take-Two Interactive Software, Inc.*	1,461,460
20,565	TKO Group Holdings, Inc.	1,728,694
		22,475,981
	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
30,971	AbbVie, Inc.	4,616,537
17,809	Alkermes PLC*	498,830
5,562	Amgen, Inc.	1,494,843
25,500	Bristol-Myers Squibb Co.	1,480,020
9,751	Eli Lilly & Co.	5,237,555
32,815	Exelixis, Inc.*	717,008
30,022	Gilead Sciences, Inc.	2,249,849
1,135	Horizon Therapeutics PLC*	131,308
9,613	Intra-Cellular Therapies, Inc.*	500,741
32,766	Johnson & Johnson	5,103,304
49,669	Merck & Co., Inc.	5,113,424
32,215	Pfizer, Inc.	1,068,572
1,332	Regeneron Pharmaceuticals, Inc.*	1,096,183
5,402	Seagen, Inc.*	1,146,034
568	United Therapeutics Corp.*	128,294
4,623	Vertex Pharmaceuticals, Inc.*	1,607,602
6,291	Viatris, Inc.	62,029
1,100	West Pharmaceutical Services, Inc.	412,731
3,971	Zoetis, Inc.	690,875
		33,355,739
	Semiconductors & Semiconductor Equipment - 4.9%
6,158	Analog Devices, Inc.	1,078,204
4,912	Applied Materials, Inc.	680,067
6,311	Broadcom, Inc.	5,241,790
915	First Solar, Inc.*	147,855
20,846	Intel Corp.	741,075
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Semiconductors & Semiconductor Equipment - 4.9% - (continued)
1,799	KLA Corp.	$ 825,129
1,569	Lam Research Corp.	983,402
8,063	Microchip Technology, Inc.	629,317
6,407	Micron Technology, Inc.	435,868
5,120	NVIDIA Corp.	2,227,149
6,225	NXP Semiconductors NV	1,244,502
6,892	Power Integrations, Inc.	525,929
2,201	QUALCOMM, Inc.	244,443
23,406	Rambus, Inc.*	1,305,821
5,927	Skyworks Solutions, Inc.	584,343
6,619	Teradyne, Inc.	664,945
12,115	Texas Instruments, Inc.	1,926,406
		19,486,245
	Software & Services - 10.3%
4,914	Accenture PLC Class A	1,509,139
7,339	Adobe, Inc.*	3,742,156
13,738	Akamai Technologies, Inc.*	1,463,647
10,794	Altair Engineering, Inc. Class A*	675,273
645	ANSYS, Inc.*	191,920
15,825	Box, Inc. Class A*	383,123
4,705	Cadence Design Systems, Inc.*	1,102,381
23,932	Cognizant Technology Solutions Corp. Class A	1,621,154
23,711	Dolby Laboratories, Inc. Class A	1,879,334
2,016	DoubleVerify Holdings, Inc.*	56,347
58,457	Dropbox, Inc. Class A*	1,591,784
1,405	Fair Isaac Corp.*	1,220,285
14,207	Fortinet, Inc.*	833,667
2,922	Gartner, Inc.*	1,004,028
22,757	Gen Digital, Inc.	402,344
800	Guidewire Software, Inc.*	72,000
256	HubSpot, Inc.*	126,080
16,801	International Business Machines Corp.	2,357,180
890	Intuit, Inc.	454,737
3,563	Manhattan Associates, Inc.*	704,263
16,217	Microsoft Corp.	5,120,518
21,407	Oracle Corp.	2,267,429
3,900	Palo Alto Networks, Inc.*	914,316
3,730	Roper Technologies, Inc.	1,806,364
14,027	Salesforce, Inc.*	2,844,395
293	ServiceNow, Inc.*	163,775
3,235	SPS Commerce, Inc.*	551,923
1,526	Synopsys, Inc.*	700,388
5,775	Teradata Corp.*	259,991
8,423	VeriSign, Inc.*	1,705,910
13,584	VMware, Inc. Class A*	2,261,464
3,140	Workday, Inc. Class A*	674,629
		40,661,944
	Technology Hardware & Equipment - 9.9%
2,965	Advanced Energy Industries, Inc.	305,751
20,745	Amphenol Corp. Class A	1,742,373
25,995	Apple, Inc.	4,450,604
860	Arista Networks, Inc.*	158,180
15,473	Arrow Electronics, Inc.*	1,937,838
25,471	Avnet, Inc.	1,227,447
11,753	Badger Meter, Inc.	1,690,904
14,346	Belden, Inc.	1,385,106
2,439	CDW Corp.	492,093
45,752	Cisco Systems, Inc.	2,459,627
28,278	Corning, Inc.	861,631
35,239	Dell Technologies, Inc. Class C	2,427,967
2,475	F5, Inc.*	398,821
1,114	Fabrinet *	185,615
31,065	Flex Ltd.*	838,134
95,225	Hewlett Packard Enterprise Co.	1,654,058
57,426	HP, Inc.	1,475,848
10,759	Insight Enterprises, Inc.*	1,565,434

The accompanying notes are an integral part of these financial statements.
49

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Technology Hardware & Equipment - 9.9% - (continued)
15,986	Jabil, Inc.	$ 2,028,464
21,928	Juniper Networks, Inc.	609,379
4,847	Keysight Technologies, Inc.*	641,307
3,888	Littelfuse, Inc.	961,580
8,145	Motorola Solutions, Inc.	2,217,395
32,715	National Instruments Corp.	1,950,468
26,611	NetApp, Inc.	2,019,243
509	Novanta, Inc.*	73,011
6,435	Pure Storage, Inc. Class A*	229,215
10,039	TE Connectivity Ltd.	1,240,118
546	Teledyne Technologies, Inc.*	223,085
56,832	Vontier Corp.	1,757,245
		39,207,941
	Telecommunication Services - 0.7%
14,878	AT&T, Inc.	223,468
4,921	T-Mobile U.S., Inc.*	689,186
53,464	Verizon Communications, Inc.	1,732,768
		2,645,422
	Transportation - 1.5%
3,629	CH Robinson Worldwide, Inc.	312,566
13,530	Expeditors International of Washington, Inc.	1,550,944
3,904	FedEx Corp.	1,034,248
4,241	JB Hunt Transport Services, Inc.	799,513
9,260	Landstar System, Inc.	1,638,464
941	Old Dominion Freight Line, Inc.	385,001
1,902	Ryder System, Inc.	203,419
		5,924,155
	Utilities - 4.4%
6,706	Alliant Energy Corp.	324,906
13,456	Ameren Corp.	1,006,912
6,034	American Electric Power Co., Inc.	453,877
10,225	Atmos Energy Corp.	1,083,134
16,186	CenterPoint Energy, Inc.	434,594
13,037	CMS Energy Corp.	692,395
18,114	Consolidated Edison, Inc.	1,549,290
1,197	Constellation Energy Corp.	130,569
2,214	Dominion Energy, Inc.	98,899
10,163	DTE Energy Co.	1,008,983
8,173	Duke Energy Corp.	721,349
14,394	Edison International	910,996
4,197	Entergy Corp.	388,223
2,325	Eversource Energy	135,199
10,882	Exelon Corp.	411,231
20,160	FirstEnergy Corp.	689,069
5,496	Hawaiian Electric Industries, Inc.	67,656
3,479	IDACORP, Inc.	325,808
12,696	NiSource, Inc.	313,337
5,100	OGE Energy Corp.	169,983
38,886	PG&E Corp.*	627,231
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.9% - (continued)
	Utilities - 4.4% - (continued)
13,256	Pinnacle West Capital Corp.		$ 976,702
15,122	Portland General Electric Co.		612,139
25,915	PPL Corp.		610,557
18,760	Public Service Enterprise Group, Inc.		1,067,632
3,089	Sempra		210,145
19,811	Southern Co.		1,282,168
6,907	WEC Energy Group, Inc.		556,359
8,443	Xcel Energy, Inc.		483,108
			17,342,451
	Total Common Stocks (cost $376,123,691)		$ 393,983,836
SHORT-TERM INVESTMENTS - 0.2%
	Securities Lending Collateral - 0.2%
138,591	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 5.24%(2)		$ 138,591
461,970	HSBC U.S. Government Money Market Fund, Institutional Class, 5.28%(2)		461,970
138,591	Invesco Government & Agency Portfolio, Institutional Class, 5.26%(2)		138,591
138,591	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 5.27%(2)		138,591
	Total Short-Term Investments (cost $877,743)		$ 877,743
	Total Investments (cost $377,001,434)	100.1%	$ 394,861,579
	Other Assets and Liabilities	(0.1)%	(199,892)
	Total Net Assets	100.0%	$ 394,661,687
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2023
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	3	12/15/2023	$ 648,825	$ (25,580)
Total futures contracts				$ (25,580)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
50

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2023

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 1,809,533	$ 1,809,533	$ —	$ —
Banks	8,193,399	8,193,399	—	—
Capital Goods	29,849,077	29,849,077	—	—
Commercial & Professional Services	9,112,418	9,112,418	—	—
Consumer Discretionary Distribution & Retail	16,401,509	16,401,509	—	—
Consumer Durables & Apparel	10,170,001	10,170,001	—	—
Consumer Services	8,778,106	8,778,106	—	—
Consumer Staples Distribution & Retail	11,938,367	11,938,367	—	—
Energy	12,599,618	12,599,618	—	—
Equity Real Estate Investment Trusts (REITs)	11,244,782	11,244,782	—	—
Financial Services	16,537,461	16,537,461	—	—
Food, Beverage & Tobacco	13,092,397	13,092,397	—	—
Health Care Equipment & Services	26,007,504	26,007,504	—	—
Household & Personal Products	7,805,520	7,805,520	—	—
Insurance	18,755,696	18,755,696	—	—
Materials	10,588,570	10,588,570	—	—
Media & Entertainment	22,475,981	22,475,981	—	—
Pharmaceuticals, Biotechnology & Life Sciences	33,355,739	33,355,739	—	—
Semiconductors & Semiconductor Equipment	19,486,245	19,486,245	—	—
Software & Services	40,661,944	40,661,944	—	—
Technology Hardware & Equipment	39,207,941	39,207,941	—	—
Telecommunication Services	2,645,422	2,645,422	—	—
Transportation	5,924,155	5,924,155	—	—
Utilities	17,342,451	17,342,451	—	—
Short-Term Investments	877,743	877,743	—	—
Total	$ 394,861,579	$ 394,861,579	$ —	$ —
Liabilities
Futures Contracts(2)	$ (25,580)	$ (25,580)	$ —	$ —
Total	$ (25,580)	$ (25,580)	$ —	$ —

(1)	For the year ended September 30, 2023, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
51

Hartford Multifactor ETFs
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
S&P	Standard & Poor's
Other Abbreviations:
ADR	American Depositary Receipt
Bhd	Berhad
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
Tbk	Terbuka
52

Hartford Multifactor ETFs
 Statements of Assets and Liabilities
September 30, 2023

	Hartford Disciplined US Equity ETF	Hartford Longevity Economy ETF	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Assets:
Investments in securities, at market value(1)	$ 89,754,399	$ 8,458,575	$ 1,489,846,313	$ 17,826,051	$ 19,046,718	$ 34,236,644	$ 394,861,579
Cash	37,254	1,550	10,582,692	45,169	46,456	31,708	284,669
Cash collateral due from broker on futures contracts	—	—	605,000	6,000	13,000	41,000	75,000
Cash collateral held for securities on loan	—	—	1,178,533	7,443	—	3,555	46,197
Foreign currency	—	—	6,854,019	42,182	—	815	—
Receivables:
Investment securities sold	—	—	6,097,874	—	—	—	—
Dividends and interest	104,932	7,591	4,849,945	61,379	47,871	38,009	379,821
Securities lending income	—	53	20,982	351	27	351	4,259
Variation margin on futures contracts	—	—	—	—	16	—	—
Tax reclaims	—	—	3,871,577	13,788	8,430	1,076	—
Total assets	89,896,585	8,467,769	1,523,906,935	18,002,363	19,162,518	34,353,158	395,651,525
Liabilities:
Due to custodian - foreign currency	—	—	—	—	5,049	—	—
Obligation to return securities lending collateral	—	—	23,570,667	148,852	—	71,105	923,940
Payables:
Investment securities purchased	—	—	5,192,109	51,057	4,040	—	—
Fund shares redeemed	—	—	6,426,912	—	—	—	—
Investment management fees	14,449	3,141	364,285	4,285	6,954	9,755	64,115
Variation margin on futures contracts	—	—	58,767	355	—	534	1,783
Foreign taxes	—	—	—	—	66,656	—	—
Total liabilities	14,449	3,141	35,612,740	204,549	82,699	81,394	989,838
Net assets	$ 89,882,136	$ 8,464,628	$ 1,488,294,195	$ 17,797,814	$ 19,079,819	$ 34,271,764	$ 394,661,687
Summary of Net Assets:
Paid-in-capital	$ 92,326,603	$ 11,371,838	$ 1,862,958,187	$ 18,724,206	$ 38,116,183	$ 44,630,807	$ 442,431,028
Distributable earnings (loss)	(2,444,467)	(2,907,210)	(374,663,992)	(926,392)	(19,036,364)	(10,359,043)	(47,769,341)
Net assets	89,882,136	8,464,628	1,488,294,195	17,797,814	19,079,819	34,271,764	394,661,687
Net asset value per share	42.30	24.18	25.77	25.43	21.20	36.08	40.17
Shares issued and outstanding	2,125,000	350,000	57,750,000	700,000	900,000	950,000	9,825,000
Cost of investments	$ 90,492,035	$ 8,411,760	$ 1,458,391,712	$ 17,169,602	$ 18,903,886	$ 34,766,547	$ 377,001,434
Cost of foreign currency	$ —	$ —	$ 6,843,806	$ 42,184	$ (5,053)	$ 799	$ —
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 24,377,277	$ 158,862	$ 11,136	$ 69,145	$ 861,128
The accompanying notes are an integral part of these financial statements.
53

Hartford Multifactor ETFs
 Statements of Operations
For the Year Ended September 30, 2023

	Hartford Disciplined US Equity ETF(1)	Hartford Longevity Economy ETF	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Investment Income:
Dividends	$ 589,926	$ 186,183	$ 68,534,689	$ 995,535	$ 1,088,003	$ 917,915	$ 9,733,675
Interest	1,669	478	252,231	1,502	2,355	5,072	55,856
Securities lending — net	—	2,883	1,038,312	12,880	87	5,677	84,369
Less: Foreign tax withheld	(83)	(168)	(7,000,261)	(121,725)	(144,153)	(675)	(408)
Total investment income, net	591,512	189,376	62,824,971	888,192	946,292	927,989	9,873,492
Expenses:
Investment management fees	51,549	41,534	4,278,515	50,689	105,097	115,388	833,307
Total expenses	51,549	41,534	4,278,515	50,689	105,097	115,388	833,307
Net Investment Income (Loss)	539,963	147,842	58,546,456	837,503	841,195	812,601	9,040,185
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(676,380) (2)	(971,531) (2)	(58,925,227) (2)	(525,047)	(749,514) (2)	(2,214,305) (2)	1,745,866 (2)
Less: Foreign taxes paid on realized capital gains	—	—	—	—	(4,596)	—	—
Futures contracts	—	—	845,497	9,157	(2,399)	(8,258)	(25,305)
Other foreign currency transactions	—	—	109,111	(2,926)	(28,556)	58	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(676,380)	(971,531)	(57,970,619)	(518,816)	(785,065)	(2,222,505)	1,720,561
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(737,636)	3,335,321	272,098,394	3,190,435	4,551,192	4,335,614	49,586,454
Futures contracts	—	—	777,943	7,740	14,377	5,115	47,143
Translation of other assets and liabilities in foreign currencies	—	—	301,795	1,120	2,527	81	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(737,636)	3,335,321	273,178,132	3,199,295	4,568,096	4,340,810	49,633,597
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,414,016)	2,363,790	215,207,513	2,680,479	3,783,031	2,118,305	51,354,158
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (874,053)	$ 2,511,632	$ 273,753,969	$ 3,517,982	$ 4,624,226	$ 2,930,906	$ 60,394,343
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ —	$ —	$ (66,656)	$ —	$ —

(1)	Commenced operations on November 16, 2022.
(2)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 11 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
54

Hartford Multifactor ETFs
 Statements of Changes in Net Assets

	Hartford Disciplined US Equity ETF	Hartford Longevity Economy ETF
	For the Period Ended September 30, 2023(1)	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Operations:
Net investment income (loss)	$ 539,963	$ 147,842	$ 338,771
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(676,380)	(971,531)	(1,692,777)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(737,636)	3,335,321	(3,008,042)
Net Increase (Decrease) in Net Assets Resulting from Operations	(874,053)	2,511,632	(4,362,048)
Distributions to Shareholders	(425,298)	(164,740)	(331,873)
Capital Share Transactions:
Sold	103,167,962	1,212,616	—
Redeemed	(11,986,475)	(15,401,902)	—
Net increase (decrease) from capital share transactions	91,181,487	(14,189,286)	—
Net Increase (Decrease) in Net Assets	89,882,136	(11,842,394)	(4,693,921)
Net Assets:
Beginning of period	—	20,307,022	25,000,943
End of period	$ 89,882,136	$ 8,464,628	$ 20,307,022

(1)	Commenced operations on November 16, 2022.
The accompanying notes are an integral part of these financial statements.
55

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Multifactor Developed Markets (ex-US) ETF		Hartford Multifactor Diversified International ETF
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Operations:
Net investment income (loss)	$ 58,546,456	$ 63,572,608	$ 837,503	$ 546,429
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(57,970,619)	(22,150,367)	(518,816)	(868,886)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	273,178,132	(441,549,526)	3,199,295	(2,962,160)
Net Increase (Decrease) in Net Assets Resulting from Operations	273,753,969	(400,127,285)	3,517,982	(3,284,617)
Distributions to Shareholders	(51,253,586)	(85,500,016)	(881,080)	(356,579)
Capital Share Transactions:
Sold	147,035,206	40,163,437	—	13,090,156
Redeemed	(127,513,307)	(254,199,335)	—	—
Other Capital	10,308	—	—	5,215
Net increase (decrease) from capital share transactions	19,532,207	(214,035,898)	—	13,095,371
Net Increase (Decrease) in Net Assets	242,032,590	(699,663,199)	2,636,902	9,454,175
Net Assets:
Beginning of period	1,246,261,605	1,945,924,804	15,160,912	5,706,737
End of period	$ 1,488,294,195	$ 1,246,261,605	$ 17,797,814	$ 15,160,912
The accompanying notes are an integral part of these financial statements.
56

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Multifactor Emerging Markets ETF		Hartford Multifactor Small Cap ETF
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Operations:
Net investment income (loss)	$ 841,195	$ 1,841,002	$ 812,601	$ 612,759
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(785,065)	(4,857,551)	(2,222,505)	(472,299)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	4,568,096	(6,508,319)	4,340,810	(4,964,348)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,624,226	(9,524,868)	2,930,906	(4,823,888)
Distributions to Shareholders	(1,299,288)	(1,765,068)	(745,153)	(599,785)
Capital Share Transactions:
Sold	6,121,118	10,426,231	18,907,826	17,906,046
Redeemed	(15,969,415)	(15,554,279)	(14,275,447)	(9,800,494)
Other Capital	48,147	60,187	—	—
Net increase (decrease) from capital share transactions	(9,800,150)	(5,067,861)	4,632,379	8,105,552
Net Increase (Decrease) in Net Assets	(6,475,212)	(16,357,797)	6,818,132	2,681,879
Net Assets:
Beginning of period	25,555,031	41,912,828	27,453,632	24,771,753
End of period	$ 19,079,819	$ 25,555,031	$ 34,271,764	$ 27,453,632
The accompanying notes are an integral part of these financial statements.
57

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Multifactor US Equity ETF
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Operations:
Net investment income (loss)	$ 9,040,185	$ 6,704,400
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,720,561	19,824,171
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	49,633,597	(64,175,880)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,394,343	(37,647,309)
Distributions to Shareholders	(8,841,353)	(6,307,270)
Capital Share Transactions:
Sold	177,619,832	168,676,690
Redeemed	(168,252,506)	(176,940,930)
Net increase (decrease) from capital share transactions	9,367,326	(8,264,240)
Net Increase (Decrease) in Net Assets	60,920,316	(52,218,819)
Net Assets:
Beginning of period	333,741,371	385,960,190
End of period	$ 394,661,687	$ 333,741,371
The accompanying notes are an integral part of these financial statements.
58

Hartford Multifactor ETFs
Financial Highlights

—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Disciplined US Equity ETF(5)
For the Period Ended September 30, 2023
$ 40.00	$ 0.74	$ 2.02(6)	$ 2.76	$ —	$ (0.46)	$ (0.46)	$ 42.30	6.97% (7)	$ 89,882	0.19% (8)	0.19% (8)	1.99% (8)	90% (9)
Hartford Longevity Economy ETF
For the Year Ended September 30, 2023
$ 21.38	$ 0.38	$ 2.93	$ 3.31	$ —	$ (0.51)	$ (0.51)	$ 24.18	15.57%	$ 8,465	0.44%	0.44%	1.57%	55%
For the Year Ended September 30, 2022
$ 26.32	$ 0.36	$ (4.95)	$ (4.59)	$ —	$ (0.35)	$ (0.35)	$ 21.38	(17.63)%	$ 20,307	0.44%	0.44%	1.40%	63%
For the Period Ended September 30, 2021(10)
$ 25.00	$ 0.18	$ 1.22	$ 1.40	$ —	$ (0.08)	$ (0.08)	$ 26.32	5.58% (7)	$ 25,001	0.44% (8)	0.44% (8)	1.23% (8)	70% (11)
Hartford Multifactor Developed Markets (ex-US) ETF
For the Year Ended September 30, 2023
$ 21.86	$ 1.02	$ 3.79	$ 4.81	$ 0.00 (12)	$ (0.90)	$ (0.90)	$ 25.77	22.09%	$ 1,488,294	0.29%	0.29%	3.97%	38%
For the Year Ended September 30, 2022
$ 30.26	$ 1.07	$ (8.03)	$ (6.96)	$ —	$ (1.44)	$ (1.44)	$ 21.86	(23.89)%	$ 1,246,262	0.29%	0.29%	3.82%	33%
For the Year Ended September 30, 2021
$ 25.89	$ 0.99	$ 4.37	$ 5.36	$ —	$ (0.99)	$ (0.99)	$ 30.26	20.81%	$ 1,945,925	0.29%	0.29%	3.37%	44%
For the Year Ended September 30, 2020
$ 27.76	$ 0.68	$ (1.79)	$ (1.11)	$ —	$ (0.76)	$ (0.76)	$ 25.89	(4.04)%	$ 2,001,148	0.29%	0.29%	2.60%	57%
For the Year Ended September 30, 2019
$ 28.97	$ 0.98	$ (1.51)	$ (0.53)	$ —	$ (0.68)	$ (0.68)	$ 27.76	(1.78)%	$ 2,335,688	0.29%	0.29%	3.56%	63%
Hartford Multifactor Diversified International ETF
For the Year Ended September 30, 2023
$ 21.66	$ 1.20	$ 3.83	$ 5.03	$ —	$ (1.26)	$ (1.26)	$ 25.43	23.49%	$ 17,798	0.29%	0.29%	4.79%	58%
For the Year Ended September 30, 2022
$ 28.53	$ 1.56	$ (7.11)	$ (5.55)	$ 0.01	$ (1.33)	$ (1.33)	$ 21.66	(20.34)%	$ 15,161	0.29%	0.29%	6.09%	65%
For the Year Ended September 30, 2021
$ 23.64	$ 1.13	$ 4.75	$ 5.88	$ —	$ (0.99)	$ (0.99)	$ 28.53	25.06%	$ 5,707	0.29%	0.29%	4.09%	89%
For the Year Ended September 30, 2020
$ 26.84	$ 0.75	$ (3.13)	$ (2.38)	$ —	$ (0.82)	$ (0.82)	$ 23.64	(9.03)%	$ 4,728	0.29%	0.29%	3.06%	156%
For the Year Ended September 30, 2019
$ 27.35	$ 0.69	$ (0.51)	$ 0.18	$ —	$ (0.69)	$ (0.69)	$ 26.84	0.81%	$ 5,368	0.29%	0.29%	2.64%	38%
Hartford Multifactor Emerging Markets ETF
For the Year Ended September 30, 2023
$ 18.25	$ 0.72	$ 3.24	$ 3.96	$ 0.04	$ (1.05)	$ (1.05)	$ 21.20	22.32%	$ 19,080	0.44%	0.44%	3.52%	71%
For the Year Ended September 30, 2022
$ 24.65	$ 1.02	$ (6.43)	$ (5.41)	$ 0.03	$ (1.02)	$ (1.02)	$ 18.25	(22.60)%	$ 25,555	0.44%	0.44%	4.55%	70%
For the Year Ended September 30, 2021
$ 19.58	$ 0.69	$ 5.10	$ 5.79	$ 0.01	$ (0.73)	$ (0.73)	$ 24.65	29.81%	$ 41,913	0.44%	0.44%	2.89%	96%
For the Year Ended September 30, 2020
$ 22.20	$ 0.58	$ (2.37)	$ (1.79)	$ 0.01	$ (0.84)	$ (0.84)	$ 19.58	(8.34)%	$ 43,086	0.44%	0.44%	2.80%	77%
The accompanying notes are an integral part of these financial statements.
59

Hartford Multifactor ETFs
Financial Highlights  – (continued)

—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Multifactor Emerging Markets ETF – (continued)
For the Year Ended September 30, 2019
$ 23.24	$ 0.66	$ (1.12)	$ (0.46)	$ 0.03	$ (0.61)	$ (0.61)	$ 22.20	(1.90)%	$ 68,823	0.49%	0.49%	2.89%	78%
Hartford Multifactor Small Cap ETF
For the Year Ended September 30, 2023
$ 32.30	$ 0.87	$ 3.73	$ 4.60	$ —	$ (0.82)	$ (0.82)	$ 36.08	14.30%	$ 34,272	0.34%	0.34%	2.39%	47%
For the Year Ended September 30, 2022
$ 38.11	$ 0.82	$ (5.81)	$ (4.99)	$ —	$ (0.82)	$ (0.82)	$ 32.30	(13.38)%	$ 27,454	0.34%	0.34%	2.17%	52%
For the Year Ended September 30, 2021
$ 25.74	$ 0.54	$ 12.37	$ 12.91	$ —	$ (0.54)	$ (0.54)	$ 38.11	50.39%	$ 24,772	0.34%	0.34%	1.48%	73%
For the Year Ended September 30, 2020
$ 28.55	$ 0.41	$ (2.34)	$ (1.93)	$ 0.00 (12)	$ (0.88)	$ (0.88)	$ 25.74	(7.05)%	$ 7,723	0.35%	0.35%	1.52%	158%
For the Year Ended September 30, 2019
$ 31.78	$ 0.81	$ (3.23)	$ (2.42)	$ 0.00 (12)	$ (0.81)	$ (0.81)	$ 28.55	(7.46)%	$ 17,133	0.39%	0.39%	2.80%	50%
Hartford Multifactor US Equity ETF
For the Year Ended September 30, 2023
$ 35.32	$ 0.82	$ 4.84	$ 5.66	$ —	$ (0.81)	$ (0.81)	$ 40.17	16.10%	$ 394,662	0.19%	0.19%	2.06%	58%
For the Year Ended September 30, 2022
$ 39.89	$ 0.73	$ (4.60)	$ (3.87)	$ —	$ (0.70)	$ (0.70)	$ 35.32	(9.89)%	$ 333,741	0.19%	0.19%	1.81%	47%
For the Year Ended September 30, 2021
$ 31.76	$ 0.57	$ 8.22	$ 8.79	$ —	$ (0.66)	$ (0.66)	$ 39.89	27.83%	$ 385,960	0.19%	0.19%	1.50%	76%
For the Year Ended September 30, 2020
$ 32.20	$ 0.70	$ (0.45)	$ 0.25	$ —	$ (0.69)	$ (0.69)	$ 31.76	0.92%	$ 245,361	0.19%	0.19%	2.25%	71%
For the Year Ended September 30, 2019
$ 33.01	$ 0.73	$ (0.89)(6)	$ (0.16)	$ —	$ (0.65)	$ (0.65)	$ 32.20	(0.31)%	$ 307,491	0.19%	0.19%	2.35%	81%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on November 16, 2022.
(6)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(7)	Not annualized.
(8)	Annualized.
(9)	Reflects the Fund's portfolio turnover for the period November 16, 2022 through September 30, 2023.
(10)	Commenced operations on March 16, 2021.
(11)	Reflects the Fund's portfolio turnover for the period March 16, 2021 through September 30, 2021.
(12)	Per share amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
60

Hartford Multifactor ETFs
 Notes to Financial Statements
 September 30, 2023

1.	Organization:
Lattice Strategies Trust (the "Trust") is an open-end registered management investment company comprised of seven operational series as of September 30, 2023. Financial statements for the series of the Trust listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Lattice Strategies Trust:
Hartford Disciplined US Equity ETF (the "Disciplined US Equity ETF")
Hartford Longevity Economy ETF (the "Longevity Economy ETF")
Hartford Multifactor Developed Markets (ex-US) ETF (the "Multifactor Developed Markets (ex-US) ETF")
Hartford Multifactor Diversified International ETF (the "Multifactor Diversified International ETF")
Hartford Multifactor Emerging Markets ETF (the "Multifactor Emerging Markets ETF")
Hartford Multifactor Small Cap ETF (the "Multifactor Small Cap ETF")
Hartford Multifactor US Equity ETF (the "Multifactor US Equity ETF")
Disciplined US Equity ETF commenced operations on November 16, 2022. Longevity Economy ETF commenced operations on March 16, 2021. Multifactor Diversified International ETF commenced operations on May 10, 2017. Multifactor Small Cap ETF commenced operations on March 23, 2015. Each of the other Funds commenced operations on February 25, 2015.
Each Fund is an exchange-traded fund ("ETF") that trades on an exchange like other publicly traded securities. Each Fund is designed to track an index. Shares of Disciplined US Equity ETF, Longevity Economy ETF, Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Multifactor Diversified International ETF are listed and traded on Cboe BZX Exchange, Inc. ("Cboe BZX"). Each share of a Fund represents a partial ownership in the Fund's assets and liabilities, including securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors ("Authorized Participants") who have entered into agreements with ALPS Distributors, Inc. ("ALPS" or the "Distributor"), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on April 15, 2014 and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are registered under the Securities Act of 1933, as amended (the "Securities Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders from Authorized Participants and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
61

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

With respect to a Fund's investments that do not have readily available market prices, the Trust's Board of Trustees (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee (the "Valuation Committee"). The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, sell or redeem shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment
62

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF and Multifactor Emerging Markets ETF is to pay dividends from net investment income and realized gains, if any, semi-annually. The policy of Disciplined US Equity ETF, Longevity Economy ETF, Multifactor US Equity ETF and Multifactor Small Cap ETF is to pay dividends from net investment income and realized gains, if any, quarterly. Amounts may vary significantly from period to period and realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
63

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended September 30, 2023, each of Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF had used Futures Contracts.
b)	Additional Derivative Instrument Information:
Multifactor Developed Markets (ex-US) ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 477,995	$ —	$ 477,995
Total	$ —	$ —	$ —	$ 477,995	$ —	$ 477,995

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 845,497	$ —	$ 845,497
Total	$ —	$ —	$ —	$ 845,497	$ —	$ 845,497
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 777,943	$ —	$ 777,943
Total	$ —	$ —	$ —	$ 777,943	$ —	$ 777,943
For the year ended September 30, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	113
64

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

Multifactor Diversified International ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 3,552	$ —	$ 3,552
Total	$ —	$ —	$ —	$ 3,552	$ —	$ 3,552

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 9,157	$ —	$ 9,157
Total	$ —	$ —	$ —	$ 9,157	$ —	$ 9,157
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 7,740	$ —	$ 7,740
Total	$ —	$ —	$ —	$ 7,740	$ —	$ 7,740
For the year ended September 30, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
Multifactor Emerging Markets ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 3,194	$ —	$ 3,194
Total	$ —	$ —	$ —	$ 3,194	$ —	$ 3,194

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

65

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

Multifactor Emerging Markets ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (2,399)	$ —	$ (2,399)
Total	$ —	$ —	$ —	$ (2,399)	$ —	$ (2,399)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 14,377	$ —	$ 14,377
Total	$ —	$ —	$ —	$ 14,377	$ —	$ 14,377
For the year ended September 30, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	3
Multifactor Small Cap ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 3,690	$ —	$ 3,690
Total	$ —	$ —	$ —	$ 3,690	$ —	$ 3,690

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (8,258)	$ —	$ (8,258)
Total	$ —	$ —	$ —	$ (8,258)	$ —	$ (8,258)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 5,115	$ —	$ 5,115
Total	$ —	$ —	$ —	$ 5,115	$ —	$ 5,115
For the year ended September 30, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	2
66

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

Multifactor US Equity ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 25,580	$ —	$ 25,580
Total	$ —	$ —	$ —	$ 25,580	$ —	$ 25,580

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2023:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (25,305)	$ —	$ (25,305)
Total	$ —	$ —	$ —	$ (25,305)	$ —	$ (25,305)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 47,143	$ —	$ 47,143
Total	$ —	$ —	$ —	$ 47,143	$ —	$ 47,143
For the year ended September 30, 2023, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	6
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of September 30, 2023:

Multifactor Developed Markets (ex-US) ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (477,995)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(477,995)
Derivatives not subject to a MNA	—	477,995
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

67

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

Multifactor Diversified International ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (3,552)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,552)
Derivatives not subject to a MNA	—	3,552
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor Emerging Markets ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (3,194)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,194)
Derivatives not subject to a MNA	—	3,194
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor Small Cap ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (3,690)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,690)
Derivatives not subject to a MNA	—	3,690
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor US Equity ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (25,580)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(25,580)
Derivatives not subject to a MNA	—	25,580
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund's prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19, if any, remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and
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Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
A Fund’s focus on securities of issuers that reflect a specific theme or focus on a specific sector or industry may affect the Fund’s exposure to certain industries or types of investments. The Fund’s relative investment performance may also be affected depending on whether such themes, sectors, industries or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies and developments affecting companies focused on longevity and aging solutions generally. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments.
The banking sector has recently been subject to increased market volatility. As a result, a Fund’s investments in the banking sector may be subject to increased volatility risk.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Geopolitical events, including the invasion of Ukraine by Russia, have injected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could continue to adversely affect the global energy and financial markets and, thus, have adversely affected and could continue to adversely affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2023. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the period or years ended September 30, 2023 and September 30, 2022 are as follows (as adjusted for dividends payable, if applicable):

	For the Period or Year Ended September 30, 2023	For the Year Ended September 30, 2022
Fund	Ordinary Income	Ordinary Income
Disciplined US Equity ETF(1)	$ 425,298	$ —
Longevity Economy ETF	164,740	331,873
Multifactor Developed Markets (ex-US) ETF	51,253,586	85,500,016
Multifactor Diversified International ETF	881,080	356,579
Multifactor Emerging Markets ETF	1,299,288	1,765,068
Multifactor Small Cap ETF	745,153	599,785
Multifactor US Equity ETF	8,841,353	6,307,270

(1)	Distributions for the period November 16, 2022 (commencement of operations) through September 30, 2023.
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Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

As of September 30, 2023, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Disciplined US Equity ETF	$ 114,648	$ (1,630,049)	$ (929,066)	$ (2,444,467)
Longevity Economy ETF	14,279	(2,960,856)	39,367	(2,907,210)
Multifactor Developed Markets (ex-US) ETF	25,418,546	(415,576,933)	15,494,395	(374,663,992)
Multifactor Diversified International ETF	435,241	(1,884,665)	523,032	(926,392)
Multifactor Emerging Markets ETF	591,604	(19,009,253)	(618,715)	(19,036,364)
Multifactor Small Cap ETF	79,162	(9,673,863)	(764,342)	(10,359,043)
Multifactor US Equity ETF	574,622	(66,077,443)	17,733,480	(47,769,341)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as redemption in-kind transactions and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year or period ended September 30, 2023, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Disciplined US Equity ETF	$ 1,145,116	$ (1,145,116)
Longevity Economy ETF	(176,402)	176,402
Multifactor Developed Markets (ex-US) ETF	13,480,170	(13,480,170)
Multifactor Emerging Markets ETF	133,746	(133,746)
Multifactor Small Cap ETF	2,431,675	(2,431,675)
Multifactor US Equity ETF	24,284,639	(24,284,639)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At September 30, 2023 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Disciplined US Equity ETF*	$ 1,630,049	$ —
Longevity Economy ETF	1,574,218	1,386,638
Multifactor Developed Markets (ex-US) ETF	242,618,767	172,958,166
Multifactor Diversified International ETF	1,413,895	470,770
Multifactor Emerging Markets ETF	10,247,737	8,761,516
Multifactor Small Cap ETF*	5,163,501	4,510,362
Multifactor US Equity ETF	40,010,589	26,066,854

*	Future utilization of losses are subject to limitation under current tax laws.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at September 30, 2023 is different from book purposes primarily due to wash sale loss deferrals, PFIC mark-to-market adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals, REIT adjustments and
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Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

mark-to-market adjustments on PFICs and futures. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Disciplined US Equity ETF	$ 90,683,465	$ 1,701,091	$ (2,630,157)	$ (929,066)
Longevity Economy ETF	8,419,208	600,176	(560,809)	39,367
Multifactor Developed Markets (ex-US) ETF	1,474,189,957	126,806,068	(111,149,712)	15,656,356
Multifactor Diversified International ETF	17,302,828	1,371,477	(848,254)	523,223
Multifactor Emerging Markets ETF	19,597,773	1,958,844	(2,509,899)	(551,055)
Multifactor Small Cap ETF	35,000,885	2,354,960	(3,119,201)	(764,241)
Multifactor US Equity ETF	377,128,100	28,763,931	(11,030,452)	17,733,479
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of September 30, 2023, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Advisory Agreement – Lattice Strategies LLC (the “Adviser” or “Lattice”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. Lattice is a wholly owned subsidiary of HFMC, which is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). Lattice has overall investment supervisory responsibility for each Fund. In addition, Lattice provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. Lattice has contracted with Mellon Investments Corporation (“Mellon”) under a sub-advisory agreement pursuant to which Mellon performs the daily investment of the assets of each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to Lattice, a portion of which may be used to compensate Mellon.
Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except for (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to the Adviser under the Investment Advisory Agreement. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to Lattice for investment advisory services rendered as of September 30, 2023; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Disciplined US Equity ETF	0.19%
Longevity Economy ETF	0.44%
Multifactor Developed Markets (ex-US) ETF	0.29%
Multifactor Diversified International ETF	0.29%
Multifactor Emerging Markets ETF	0.44%
Multifactor Small Cap ETF	0.34%
Multifactor US Equity ETF	0.19%
b)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
For the year ended September 30, 2023, the Funds did not pay any Rule 12b-1 fees.
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Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

c)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended September 30, 2023, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
8.	Securities Lending:
The Trust has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of September 30, 2023.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Disciplined US Equity ETF	$ —	$ —	$ —
Longevity Economy ETF	—	—	—
Multifactor Developed Markets (ex-US) ETF	24,377,277	23,570,667	4,476,047
Multifactor Diversified International ETF	158,862	148,852	15,453
Multifactor Emerging Markets ETF	11,136	—	12,528
Multifactor Small Cap ETF	69,145	71,105	—
Multifactor US Equity ETF	861,128	923,940	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018, as amended from time to time. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, Lattice or an affiliate, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
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Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

10.	Affiliate Holdings:
As of September 30, 2023, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Disciplined US Equity ETF	5%
Longevity Economy ETF	82%
Multifactor Diversified International ETF	11%
Multifactor Small Cap ETF	40%
As of September 30, 2023, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund
Multifactor Developed Markets (ex-US) ETF	6%
Multifactor Emerging Markets ETF	7%
Multifactor US Equity ETF	28%
11.	Investment Transactions:
For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Disciplined US Equity ETF	$ 36,145,479	$ 31,519,341	$ 36,145,479	$ 31,519,341
Longevity Economy ETF	5,679,151	5,690,002	5,679,151	5,690,002
Multifactor Developed Markets (ex-US) ETF	563,397,821	550,377,040	563,397,821	550,377,040
Multifactor Diversified International ETF	10,011,210	10,024,831	10,011,210	10,024,831
Multifactor Emerging Markets ETF	16,933,277	21,155,261	16,933,277	21,155,261
Multifactor Small Cap ETF	16,127,789	16,062,402	16,127,789	16,062,402
Multifactor US Equity ETF	254,848,271	253,637,501	254,848,271	253,637,501
For the year ended September 30, 2023, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Disciplined US Equity ETF	$ 98,147,088	$ 11,569,124	$ 1,144,597
Longevity Economy ETF	1,215,467	15,398,408	(146,339)
Multifactor Developed Markets (ex-US) ETF	136,287,706	121,358,055	13,973,949
Multifactor Emerging Markets ETF	1,717,776	7,676,112	229,767
Multifactor Small Cap ETF	18,906,145	14,256,335	2,568,984
Multifactor US Equity ETF	177,431,726	167,981,477	24,370,221
12.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a Fund and redemption proceeds are paid with a basket of securities and/or cash from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of securities included in the relevant baskets for any reason at the Trust’s sole discretion. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
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Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.
Shares of Disciplined US Equity ETF, Longevity Economy ETF, Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed on the NYSE Arca and shares of Multifactor Diversified International ETF are listed on the Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds generally will issue or redeem Creation Units in return for a designated basket of securities and/or cash that the Fund specifies each business day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
The following information is for the period or year ended September 30, 2023 and September 30, 2022:

	For the Period or Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Disciplined US Equity ETF(1)
Shares Sold	2,400,001	$ 103,167,962
Shares Redeemed	(275,001)	(11,986,475)
Total Net Increase (Decrease)	2,125,000	91,181,487
Longevity Economy ETF
Shares Sold	50,000	$ 1,212,616	—	$ —
Shares Redeemed	(650,000)	(15,401,902)	—	—
Total Net Increase (Decrease)	(600,000)	(14,189,286)	—	—
Multifactor Developed Markets (ex-US) ETF
Shares Sold	5,950,000	$ 147,035,206	1,550,000	$ 40,163,437
Shares Redeemed	(5,200,000)	(127,513,307)	(8,850,000)	(254,199,335)
Other Capital	—	10,308	—	—
Total Net Increase (Decrease)	750,000	19,532,207	(7,300,000)	(214,035,898)
Multifactor Diversified International ETF
Shares Sold	—	$ —	500,000	$ 13,090,156
Shares Redeemed	—	—	—	—
Other Capital	—	—	—	5,215
Total Net Increase (Decrease)	—	—	500,000	13,095,371
Multifactor Emerging Markets ETF
Shares Sold	300,000	$ 6,121,118	500,000	$ 10,426,231
Shares Redeemed	(800,000)	(15,969,415)	(800,000)	(15,554,279)
Other Capital	—	48,147	—	60,187
Total Net Increase (Decrease)	(500,000)	(9,800,150)	(300,000)	(5,067,861)
Multifactor Small Cap ETF
Shares Sold	500,000	$ 18,907,826	450,000	$ 17,906,046
Shares Redeemed	(400,000)	(14,275,447)	(250,000)	(9,800,494)
Total Net Increase (Decrease)	100,000	4,632,379	200,000	8,105,552
Multifactor US Equity ETF
Shares Sold	4,575,000	$ 177,619,832	4,125,000	$ 168,676,690
Shares Redeemed	(4,200,000)	(168,252,506)	(4,350,000)	(176,940,930)
Total Net Increase (Decrease)	375,000	9,367,326	(225,000)	(8,264,240)

(1)	Commenced operations on November 16, 2022.
74

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2023

13.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
14.	Recent Accounting Pronouncement:
In March 2020, the FASB issued Accounting Standards Update ("ASU"), ASU 2020-04, which provides guidance to account for certain contract modifications prospectively to ease the potential burden in accounting associated with transitioning away from LIBOR (as discussed above) and other reference rates that are expected to be discontinued. The ASU is effective upon release of the update on March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR had announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, the FASB issued ASU 2022-06, which extends the sunset date established by ASU 2020-04 from December 31, 2022 to December 31, 2024 in order to capture the time period in which the aforementioned contract modifications may occur. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Funds' investments and has determined that it is unlikely the ASU's adoption will have a material impact on the Funds' financial statements.
15.	Regulatory Update:
The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, Management is evaluating the impact of these rule and form amendment changes.
16.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Lattice Strategies Trust and Shareholders of Hartford Disciplined US Equity ETF, Hartford Longevity Economy ETF, Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF, and Hartford Multifactor US Equity ETF

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the Funds indicated in the table below (constituting Lattice Strategies Trust, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund
Hartford Disciplined US Equity ETF (1)
Hartford Longevity Economy ETF (2)
Hartford Multifactor Developed Markets (ex-US) ETF (3)
Hartford Multifactor Diversified International ETF (3)
Hartford Multifactor Emerging Markets ETF (3)
Hartford Multifactor Small Cap ETF (3)
Hartford Multifactor US Equity ETF (3)
(1) Statement of assets and liabilities, including the schedule of investments, as of September 30, 2023, the related statements of operations, and of changes in net assets and the financial highlights for period November 16, 2022 (commencement of operations) through September 30, 2023.
(2) Statement of assets and liabilities, including the schedule of investments, as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the two years in the period ended September 30, 2023, and for the period March 16, 2021 (commencement of operations) through September 30, 2021.
(3) Statement of assets and liabilities, including the schedule of investments, as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, and the financial highlights for the years ended September 30, 2023, 2022, 2021 and 2020.
The financial statements of Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF, as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by
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Report of Independent Registered Public Accounting Firm
management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 21, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
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Hartford Multifactor ETFs
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Lattice Strategies Trust (including its separate series, the “Funds") have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held June 13-14, 2023, HFMC provided an annual written report to the Board covering the period from June 30, 2022 through April 30, 2023 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund. During the Reporting Period, each Fund paid redemptions and settled security transactions in cash and/or in kind and on time without requiring any borrowing under the line of credit or the interfund lending program. In addition, there were no reportable breaches of the liquidity risk management parameters.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
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Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited)

Lattice Strategies Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of September 30, 2023. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to December 2022.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
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Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
ANDREW A. JOHNSON (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust and resumed her position as Treasurer January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
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Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2016; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Trust. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Trustee holds an indefinite term until the Trustee’s retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are the Hartford Schroders Private Opportunities Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-456-7526 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 800-456-7526, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Lattice Strategies Trust
Hartford Longevity Economy ETF
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the investment company’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2023, the Board of Trustees (the “Board”) of Lattice Strategies Trust (the “Trust”), including the Independent Trustees, unanimously voted to approve (i) the continuation of an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Trust, on behalf of each of its series listed above, and Lattice Strategies LLC (“Lattice Strategies”), a wholly owned subsidiary of Hartford Funds Management Company, LLC; and (ii) a separate investment sub-advisory agreement (the “Sub-advisory Agreement” and together with the Investment Advisory Agreement, the “Agreements”) between Lattice Strategies and the Funds’ sub-adviser, Mellon Investments Corporation (the “Sub-adviser,” and together with Lattice Strategies, the “Advisers”).
In the months preceding the September 6-7, 2023 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 13-14, 2023 and September 6-7, 2023. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, including tracking difference, legal, compliance and risk management matters, sales and marketing activity, secondary market trading premium and discount information, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of Lattice Strategies received at the Board’s meetings on June 13-14, 2023 and September 6-7, 2023 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 10-11, 2023 concerning Fund performance and other investment-related matters.
The Independent Trustees, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual advisory fees, actual advisory fees and total expense ratio compared to those of an appropriate group of investment companies selected by Broadridge. The Independent Trustees also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective contractual advisory fees, actual advisory fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies used by Lattice Strategies in connection with the continuation of the Investment Advisory Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and the Consultant on June 6, 2023 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 6, 2023 and June 13-14, 2023 meetings, the Independent Trustees presented Lattice
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Strategies and its affiliates with requests for additional information on certain topics. Lattice Strategies and its affiliates responded to these requests with written additional information in advance of the September 6-7, 2023 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by Lattice Strategies and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board reviewed information about each Adviser’s compliance policies and procedures and compliance history and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered investments by Lattice Strategies and its affiliates in business continuity planning designed to benefit the Funds. The Board also noted Lattice Strategies’ and its affiliates’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to Lattice Strategies, the Board noted that, under the Investment Advisory Agreement, Lattice Strategies is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by Lattice Strategies that were not delegated to or assumed by the Sub-adviser, including the entrepreneurial and other risks assumed by Lattice Strategies in connection with sponsoring and providing ongoing services to each Fund. The Board considered that Lattice Strategies is responsible for the creation, maintenance and ongoing monitoring of each Fund’s custom proprietary benchmark index. The Board considered Lattice Strategies’ and its affiliates’ ongoing monitoring of people, process and performance, including their quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that Lattice Strategies and its affiliates have demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered Lattice Strategies’ periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, Lattice Strategies’ process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and Lattice Strategies’ approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered Lattice Strategies’ oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered Lattice Strategies’ day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Lattice Strategies’ oversight in this regard.
In addition, the Board considered Lattice Strategies’ and its affiliates’ overall strategic plan for, and ongoing commitment to review and re-assess, the Hartford funds product line-up. The Board also considered the expenses that Lattice Strategies and its affiliates had incurred, as well as the risks Lattice Strategies and its affiliates had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that Lattice Strategies or its affiliates are responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which is responsible for the daily investment of the assets of each Fund, subject to oversight by Lattice Strategies, among the other services set forth in the Sub-advisory Agreement, the Board considered, among other things, the Sub-adviser’s investment personnel, investment process, investment research capabilities and resources, performance record, process used for monitoring factors that drive tracking difference, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by Lattice Strategies and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated Lattice Strategies’ analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, including information comparing each Fund’s investment performance to the performance of its custom proprietary benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by Lattice Strategies throughout the year, including in connection with the approval of the continuation of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, each Fund’s gross and net tracking difference as it relates to tracking the performance of its custom proprietary benchmark index, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. In reviewing the tracking difference reports, the Board considered Lattice Strategies’ assessment of each Fund’s tracking difference, including information comparing each Fund’s tracking difference to both a general tracking difference range established for the Fund and the tracking difference for an appropriate group of peer funds over various periods, Lattice Strategies’ views regarding the appropriateness of the general tracking difference ranges and explanations of the factors contributing to any tracking difference. The Board noted the factors driving tracking difference for each Fund that are outside the control of the Sub-adviser. For details regarding each Fund’s tracking difference, see the Fund-by-Fund synopsis below. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record and tracking difference.
While the Board primarily evaluated each Fund’s performance by reviewing the Fund’s tracking difference relative to its custom proprietary benchmark index, the Board also considered Lattice Strategies’ assessment of the quality of each Fund’s custom proprietary benchmark index and whether each such index was performing as expected. The Board reviewed the performance of certain Funds and their custom proprietary benchmark indexes relative to unaffiliated broad-based securities market indexes and found such comparisons to be useful in evaluating the performance of such Funds and their custom proprietary benchmark indexes. The Board considered that Lattice Strategies believes that each Fund’s custom proprietary benchmark index was performing as expected. In addition, the Board considered information about Lattice Strategies’ overall assessment of the functioning of each Fund’s arbitrage mechanism, noting Lattice Strategies’ statement that the arbitrage mechanism of each Fund functioned as expected.
In light of all the considerations noted above, the Board concluded that it had continued confidence in Lattice Strategies’ and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding Lattice Strategies’ cost to provide investment management and related services to each Fund and Lattice Strategies’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from Lattice Strategies and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by Lattice Strategies and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by Lattice Strategies in calculating profitability in connection with the continuation of the Investment Advisory Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that Lattice Strategies’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
85

Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits realized by Lattice Strategies and the Sub-adviser from their relationships with the Funds were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered the comparative information with respect to the services rendered to and the management fees to be paid by each Fund to Lattice Strategies and the total expense ratio of the Fund. The Board considered that Lattice Strategies would pay all expenses of the Trust, except for (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to Lattice Strategies. The Board also considered comparative information with respect to the sub-advisory fees to be paid by Lattice Strategies to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from Lattice Strategies and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge (“Peer Group”). The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s fees and expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the applicable Peer Groups. While the Board recognized that comparisons between a Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of the investment companies and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and the Peer Groups.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board also considered that any economies of scale in respect of the management of a Fund would benefit Lattice Strategies due to the unitary fee structure of the Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered that each Fund could share in the benefits from economies of scale as assets in the Fund grow. The Board noted that each Fund’s management fee does not contain breakpoints. However, the Board considered that Lattice Strategies shares anticipated or potential economies of scale with shareholders in a variety of ways, including through initially setting competitive fee rates and pricing each Fund to scale at inception, as well as additional investments in Lattice Strategies’ business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Board also noted that, for each of the Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Longevity Economy ETF, the Fund’s current low asset levels means that the Fund has achieved limited, if any, economies of scale.
The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders. The Board noted, however, that it would review any future growth in each Fund’s assets and the appropriateness of any potential future management fee breakpoints as part of its future annual review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
86

Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered each Fund’s performance and tracking difference relative to its custom proprietary benchmark. In particular, the Board considered the Fund’s performance (net of all fees and expenses), as of March 31, 2023, and compared that performance to the Fund’s custom proprietary benchmark. The Board considered the Fund’s performance by reviewing the Fund’s tracking difference relative to its custom proprietary benchmark. The Board noted that each Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board considered the Fund’s performance to be “in line with” a Fund’s custom proprietary benchmark index where the Fund’s net tracking difference (which excludes factors outside the control of the Sub-adviser) relative to its custom proprietary benchmark index was within the tracking difference range previously established for the Fund as of March 31, 2023. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses as compared to the Fund’s Peer Group.
Hartford Longevity Economy ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Developed Markets (ex-US) ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its Peer Group, while its actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Diversified International ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference range for the 3-year period and was in line with its custom proprietary benchmark index for the 1- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its Peer Group, while its actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Emerging Markets ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference range for the 3-year period and was in line with its custom proprietary benchmark index for the 1- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its Peer Group, while its total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Small Cap ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor US Equity ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its Peer Group, while its actual management fee was in the 2nd quintile of its Peer Group.
                                                                                                     * * * *
87

Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
88

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
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This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
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We may obtain Personal Information from:
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Based on the type of product or service You apply for or get from us, Personal Information such as:
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To serve You and service our business, we may share certain Personal Information.
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As used in this Privacy Notice:
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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Exchange-traded products are distributed by ALPS Distributors, Inc. (ALPS). Advisory services are provided by Lattice Strategies, LLC (Lattice) and Mellon Investments Corporation. Hartford Funds refers to Hartford Funds Distributors, LLC, Member FINRA, Hartford Funds Management Company, LLC, and Lattice, which are not affiliated with ALPS.
ETFAR-MLT23    11/23     Printed in the U.S.A.

b.	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$138,097 for the fiscal year ended September 30, 2023; $99,840 for the fiscal year ended September 30, 2022.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended September 30, 2023; $0 for the fiscal year ended September 30, 2022.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$71,051 for the fiscal year ended September 30, 2023; $77,099 for the fiscal year ended September 30, 2022. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$359 for the fiscal year ended September 30, 2023; $344 for the fiscal year ended September 30, 2022. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)	Pre-Approval Policies and Procedures

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.
b.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended September 30, 2023, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $71,410 for the fiscal year ended September 30, 2023; $77,443 for the fiscal year ended September 30, 2022.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended September 30, 2023 and $120,925 for the fiscal year ended September 30, 2022.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LATTICE STRATEGIES TRUST

Date: December 1, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 1, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: December 1, 2023	By:	/s/ Ankit Puri
Ankit Puri
Treasurer (Principal Financial Officer and Principal Accounting Officer)